Table of Contents

President's Letter..............................           1
Fund Reports
 Franklin California Growth Fund ...............           3
 Franklin Global Utilities Fund ................          12
 Franklin Small Cap Growth Fund ................          21
 Franklin Natural Resources Fund ...............          31
 Franklin Blue Chip Fund .......................          38
 Franklin MidCap Growth Fund....................          43
 Franklin Global Health Care Fund...............          50
 Franklin Strategic Income Fund.................          59
Statement of Investments .......................          66
Financial Statements ...........................         112
Report of Independent Auditor...................         135


                           -- Celebrating 50 Years --

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.


                                                                April 30, 1997
Dear Shareholder:

We are pleased to bring you the sixth annual report for the Franklin Strategic Series, which covers the fiscal year ended April 30, 1997.

At the beginning of the reporting period, the Dow Jones(R) Industrial Average stood at 5569.08. On April 30, 1997, it closed 25.86% higher at 7008.99. Along the way, it see-sawed, sometimes quite violently, as shown in the chart on page 2. For example, on April 11, 1997, it plummeted 148 points following a report that a key measure of wholesale prices had risen 0.4 percent in March. Then on April 22, fueled by strong corporate earnings reports, it jumped 173.88 points. Throughout the period, the questions on nearly everyone's mind were, "How high can the market go before it experiences a correction -- and how severe will that correction be?"

The answer, of course, is, "No one knows." What we do know is that no bull (or bear) market has lasted forever, stocks and bonds have delivered impressive results over the long term, and volatility is a normal part of investing.

This may be a good time to remind you of several strategies that may help you deal with the ups and downs of financial markets. First, develop a long-term investment plan based on reasonable financial goals. Second, stay focused on it and periodically consult with your investment professional to make sure you are invested in funds that match these goals. If you concentrate on the long term, you need not be unduly concerned about short-term market volatility.

Next, consider using an investment technique called Dollar Cost Averaging. By investing a fixed dollar amount at regular intervals, you automatically buy more shares when prices are low and fewer when prices are high. As a result, you may significantly reduce your average cost per share. Although no investment technique can assure a profit or completely protect against loss, Dollar Cost Averaging does provide a simple investment strategy that may minimize the effects of market volatility and help you make the most of your investment dollars.*

*When using this strategy, you should consider your financial ability to continue purchases through periods of low price levels or changing economic conditions. For more information on Dollar Cost Averaging, contact your investment representative, or call Franklin Templeton Fund Information, toll free, at 1-800/ DIAL BEN (1-800/342-5236).

Finally, diversify your investments. As you know, mutual funds offer a level of diversification that would be almost impossible for individual investors to achieve on their own. On the pages that follow, you will find detailed discussions of the eight funds that compose the Franklin Strategic Series. While the funds have different objectives and strategies, their management teams all pursue long-term investment goals and follow the fundamental principles of careful selection and constant professional supervision.

We welcome your questions, thank you for your support, and look forward to serving you in the years to come.

Sincerely,






Rupert H. Johnson, Jr.

President

Franklin Strategic Series


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN CALIFORNIA GROWTH FUND

Your Fund's Objective:
The Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California.

During the fiscal year ended April 30, 1997, California experienced strong economic growth. In 1996, the number of jobs in the state increased by more than 330,000 (2.7% more than in 1995), and an additional 100,000 jobs were created in the first three months of 1997. These jobs, many in the high-wage semiconductor, software, computer, biotechnology, and multimedia entertainment industries, contributed to a robust 6.9% growth in the wages and salaries of the state's workers in 1996. After allowing for an approximately 2% increase in the California consumer price index, real income in the state grew by a solid 5%.1


1. Source for economic data: California Department of Finance.


Within this environment, the Franklin California Growth Fund's Class I shares provided a one-year total return of +8.88%, as shown in the Performance Summary on page 7, outperforming the Franklin California 250 Growth Index(R), and the Russell 2000(R) Index2, which posted total returns of +6.38% and +0.05%, respectively, during the same period. Although the Standard & Poor's 500(R) Stock Index (S&P 500(R)) provided a total return of +25.11% for this reporting period, it is important to note that the S&P 500 is composed entirely of large-capitalization stocks, while the fund invests a significant portion of its assets in small- and mid-cap companies with market capitalizations more typical of companies included in the Russell 2000. It is also important to remember that the fund provided an average annual total return of +18.92% since inception on October 30, 1991, outperforming the S&P 500, which provided an average annual total return of +16.92% for the same period.


2. The Russell 2000 Index measures the performance of the U.S. companies ranked from 1,001 to 3,000 based on total market capitalization, and is reconstituted each year. As of the latest reconstitution, the approximate market capitalization for these companies ranged from $162 million to $1 billion. The fund's performance differs from that of the index because, among other things, the index is not managed according to any investment strategy, includes no sales charges or management expenses and does not contain cash (the fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index, and the index is not representative of the fund's portfolio.

On April 30, 1997, our exposure to the various technology sectors, including services, electronics, and semiconductors, comprised 28.9% of total net assets, slightly below the 29.9% figure of the previous year. During the year under review, the average stock price of 240 technology companies, which we believed were representative of the industry, declined by 6.6%. Although this adversely affected the fund's performance, we believe that the long-term fundamentals remain solid for many companies across all technology sectors.

Throughout the period, we attempted to take advantage of market fluctuations in semiconductor stocks. At the beginning of the fiscal year, the sector represented 7.6% of total net assets. After increasing our exposure during the market's downturn last July, we reduced our holdings of these stocks, and on April 30, 1997, they represented only 4.0% of total net assets. However, we continued to maintain positions in stocks of market-leading companies with proprietary products, such as Intel Corp., Adaptec, Inc., Linear Technology Corp., and Xilinx, Inc.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Among non-technology stocks, we increased our holdings of real estate companies and by April 30, 1997, this was the fourth largest sector in the fund. Several of these firms benefited from a recovering real estate market, and prices for many of our positions rose quite dramatically. New additions to the portfolio in this area included Kilroy Realty Corp. and Arden Realty Group, Inc., real estate investment trusts that focus on office properties we believed to possess favorable supply/demand characteristics.

Other investments included companies throughout the small-cap stock universe (below $1 billion in market capitalization). We initiated a position in the temporary staffing service company RemedyTemp, Inc., and purchased additional shares of surgical products company Mentor Corp. and sporting goods manufacturer K2, Inc. Among mid-cap stocks (between $1 billion and $2.5 billion market cap), we increased our holdings of real estate developer Catellus Development Corp. and computer equipment supplier Komag, Inc., while we made initial purchases of stock in two leading software companies, Autodesk, Inc. and Electronic Arts, Inc. The different industries represented by these companies illustrate the diversity of the fund's holdings.

Looking forward, we remain positive about the outlook for California's economy. It represents approximately 13% of our nation's gross domestic product, and during 1997, the total value of the goods and services produced there could pass the $1 trillion mark for the first time. There are now over 1,200 publicly traded companies headquartered in the state. The combined market capitalization of those companies makes California the fourth largest "stock market" in the world, and our analysts are constantly scouring this universe for potentially good investments. As reported by the California Department of Finance: "Only California has the unique mix of industrial skills, imaginative talents, risk-taking entrepreneurship, and venture capitalists necessary to produce the products and services which define this new information age."3

3. California Economic Indicators, January-February 1997 edition, California Department of Finance.


It should be remembered, of course, that there are risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

This discussion reflects the strategies we employed for the fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Thank you for your participation in the Franklin California Growth Fund. We welcome any comments or suggestions you may have.



  Franklin California Growth Fund
  Top 10 Holdings on April 30, 1997

  Based on Total Net Assets

  Company                     % of Total
  Industry                    Net Assets

  Atlantic Richfield Co. (ARCO) 2.0%
  Energy/Minerals

  Logicon, Inc.                 1.8%
  Electronic Technology

  Autodesk, Inc.                1.7%
  Technology Services

  Synopsys, Inc.                1.7%
  Technology Services

  PacifiCare
 Health Systems, Inc.           1.7%
  Health Services

  Chevron Corp.                 1.7%
  Energy/Minerals

  Rockwell International Corp.  1.6%
  Electronic Technology

  Costco Cos., Inc.             1.6%
  Retail

  Hilton Hotels Corp.           1.6%
  Consumer Services

  Ultramar Diamond
 Shamrock Corp.                 1.6%
  Energy/Minerals



For a detailed listing of portfolio holdings, please see page 73 of this report.

Performance Summary

Class I

Franklin California Growth Fund's Class I shares provided a cumulative total return of +8.88% for the fiscal year ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the fund delivered a cumulative total return of more than +171%, and an average annual total return of almost +19%, since inception on October 30, 1991.

During the reporting period, shareholders received distributions totaling
12.2 cents ($0.122) per share in income dividends, 37.36 cents ($0.3736) in short-term capital gains, and 5.44 cents ($0.0544) in long-term capital gains. As measured by net asset value, the price of the fund's shares increased by $1.08, from $18.27 on April 30, 1996, to $19.35 on April 30, 1997. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

The graph on page 8 shows how an investment in the fund's Class I shares at inception on October 30, 1991, has outperformed the Standard & Poor's 500 (S&P 500) Stock Index and the Franklin California 250 Growth Index as of April 30, 1997. The S&P 500 is a broad market index, whereas the Franklin California 250 Growth Index is equally-weighted, representing 250 of the largest corporations headquartered in California.

Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin California Growth Fund
Class I
Periods ended April 30, 1997

                                                                 Since
                                                               Inception
                                           One-Year  Five-Year (10/30/91)
      Cumulative Total Return1               8.88%   172.57%   171.62%
      Average Annual Total Return2           3.99%    21.08%    18.92%
      Value of $10,000 Investment3         $10,399   $26,018   $25,940


                                 4/30/93 4/30/94 4/30/95 4/30/96 4/30/97
      One-Year Return4             4.72% 25.55%  29.09%   47.50%  8.88%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total return would have been lower.

Performance Summary

Class II
Franklin California Growth Fund's Class II shares provided a cumulative total return of +9.14% for the eight-month period since inception on September 3, 1996, through April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

During the reporting period, shareholders received distributions totaling
4.83 cents ($0.0483) per share in income dividends, 37.36 cents ($0.3736) in short-term capital gains, and 5.44 cents ($0.0544) in long-term capital gains. As measured by net asset value, the price of the fund's shares increased by $1.19, from $18.08 at inception on September 3, 1996, to $19.27 on April 30, 1997. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The graph above shows how an investment in the fund's Class II shares performed relative to the Standard & Poor's 500 (S&P 500) Stock Index and the Franklin California 250 Growth Index since inception through April 30, 1997. The S&P 500 is a broad market index, whereas the Franklin California Growth Index is equally-weighted, representing 250 of the largest corporations headquartered in California.

Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly. Past performance is not predictive of future results.

Franklin California Growth Fund
Class II
Period ended April 30, 1997

                                     Since
                                   Inception
                                   (9/3/96)
Cumulative Total Return1            9.14%
Aggregate Total Return2             7.07%
Value of $10,000 Investment3       $10,707

1. Cumulative total return represents the change in value of an investment over the period indicated and does not include sales charges.

2. Aggregate total return represents the change in value of an investment over the period indicated and includes the 1.00% initial sales charge and 1.00% contingent deferred sales charge applicable to shares redeemed within the first 18 months of purchase. Since Class II shares have been in existence for less than one year, average annual total returns are not provided.

3. This figure represents the value of a hypothetical $10,000 investment in the fund over the period indicated and includes sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN GLOBAL UTILITIES FUND

Your Fund's Objective:

The Franklin Global Utilities Fund seeks to provide total return by investing in the equity and debt securities of utility companies located in the United States and around the world.

Although U.S. utility markets were generally weak during the twelve months under review, Latin American, European and Asian utility stocks performed relatively well. Within this environment, the Franklin Global Utilities Fund Class I shares posted a one-year total return of +12.94%, as discussed in the performance summary on page 17, significantly outperforming the average utility fund return of 9.19% for the same period, as measured by Lipper Analytical Services.*

*Source: Lipper Analytical Services, Inc. There are 91 funds in the Lipper Utility Funds Category. Lipper calculations do not include sales charges. If they had been considered, the fund's performance relative to the category may have been different. Past performance does not guarantee future results.

United States

The U.S. electric power and telecommunications industries experienced significant regulatory changes during the year under review. California passed landmark legislation governing the transformation of the state's electric utility industry from monopoly status to competitive business by 2001. Additionally, the Federal Communications Commission (FCC) decided on specific rules to administer the deregulation of regional Bell telephone companies. Due largely to investor concerns about this trend toward deregulation, the average U.S. electric utility stock price, as measured by the S&P(R) Electric Utility Index fell about 5%, from $74.61 on April 30, 1996, to $70.82 on April 30, 1997.

Generally, when a sector or region experiences a market price drop, we search for stocks that trade at, what we consider to be, temporarily undervalued prices. As the U.S. utility market weakened, we increased our holdings in domestic utilities, taking advantage of investment opportunities. During the reporting period, our exposure to this sector increased from 43.1% to 54.7% of total net assets. We did, however, sell selected securities that had performed well and met our price objectives.

Europe

Most European electric, gas and telecommunication utility stocks performed well during the year under review, and we sold several stock positions that reached our target prices. Consequently, our total European and U.K. investment weightings declined from 26.9% of total net assets on April 30, 1996, to 14.9% on April 30, 1997.

In Europe's developed markets, the infiltration of essential utility services has begun to peak. Utility companies in these areas have enjoyed stable and predictable demand, allowing them to improve earnings through cost containment programs, foreign investments, share repurchase programs and lower interest expense. We anticipate this should enhance the earnings of several European holdings, including EVN (Austria), Viag AG (Germany), Espoon Sahko Oy (Finland), TeleDanmark (Denmark) and Telecom Italia (Italy).

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Within the developing European markets, our holdings of Telefonica de Espana (Spain) and Hellenic Telecommunications (Greece) are good examples of companies we believe may experience extensive growth for several years to come. In our opinion, both of these companies should benefit from a large pent-up demand for telecommunications services in developing markets.


Franklin Global Utilities Fund
  Top 10 Holdings on April 30, 1997

  Based on Total Net Assets

  Company                                  % of Total
  Industry, Country                        Net Assets

  Telecom de Argentina, SA, ADR                3.8%
  Telecommunications Services, Argentina

  Enron Global Power & Pipelines, L.L.C.       3.0%
  Electric & Gas Utilities, Argentina

  Enron Corp.                                  2.6%
  Electric & Gas Utilities, United States

  Espoon Sahko Oy                              2.5%
  Electric & Gas Utilities, Finland

  TNP Enterprises, Inc.                        2.5%
  Electric & Gas Utilities, United States

  SBC Communications, Inc.                     2.5%
  Telecommunications Services,

  United States

  National Fuel Gas Co.                        2.5%

  Electric & Gas Utilities, United States

  Empresa Nacional Electricidad,

  SA, ADR                                      2.4%

  Electric & Gas Utilities, Chile

  AES Corp.                                    2.4%

  Electric & Gas Utilities, United States

  PanEnergy Corp.                              2.3%

  Electric & Gas Utilities, Philippines

For a complete list of portfolio holdings, please see page 82.

Latin America

Latin American utility stocks produced strong revenue and earnings over the year as companies in this region responded to heavy demand for their services. We, therefore, increased our holdings in Telecom de Argentina, one of that country's two telecommunications monopolies. Despite the current challenges facing the Argentine economy, we believe the long-term growth potential of its telecommunications industry remains strong. We also initiated a position in Chile's largest electric generation company, Empresa Nacional Electricidad (Endesa), over the reporting period. It produces low-cost electricity in Chile and we believe it should benefit from Chile's economic growth, increased electricity demand, and the company's investment in projects in other Latin American countries with rapidly growing demand for electricity.

Asia

We usually maintain a relatively low weighting in Asia because of high stock valuations there. However, during the reporting period, we took advantage of weakness in selected markets and purchased shares of Total Access Communication Public Co., Ltd. (Thailand), Beijing Datang Power Generation Co. (China), and Korea Mobile Telecom (Korea). Consequently, our portfolio weighting of Asian stocks on April 30, 1997, was 11.7% of total net assets -- up 1.4% from April 30, 1996. Even though we expect Asian electric and telecommunication companies to benefit from increased demand, generally high stock valuations in this region compel us to carefully scrutinize any possible investments there.

Looking forward, we believe that the global utility market offers very attractive equity investment opportunities. In the U.S., high-quality utility companies with aggressive, entrepreneurial management have been generating strong earnings growth, and we view the California and federal attempts at deregulation positively. The California legislation resolves much of the major uncertainty which has hovered over electric utility stocks in the past, and it will likely be the model for several other states currently considering utility deregulation. And the FCC rules discussed earlier should help ensure an orderly transition to a competitive business environment during the next five years.

Outside the U.S., the ongoing privatization and deregulation of the utility industry continues to represent, we feel, high quality investment opportunities with the potential for strong growth rates and excellent total returns. Despite the run-up in valuations for many European utilities, we believe this region still has a number of undervalued securities.

As always, we remain committed to our long-term objective of maximizing total return through investing in a portfolio of utility stocks from around the world. Utilities provide services that are an essential part of peoples' lives, and we believe that the stocks of these companies play an important role in a well-diversified investment portfolio. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

This discussion reflects the strategies we employed for the fund during the year under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Performance Summary

Class I
The Franklin Global Utilities Fund's Class I share price, as measured by net asset value, increased 18 cents, from $14.28 on April 30, 1996, to $14.46 on April 30, 1997.

For the one-year period, your fund paid distributions totaling 38.3 cents ($0.383) per share in income dividends and $1.208 in capital gains, of which 37 cents ($0.37) represented short-term gains and 83.8 cents ($0.838) represented long-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The fund posted a total return of +12.94% for the one-year period ended April 30, 1997. Cumulative total return measures the change in value of an investment during the period indicated, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. Past performance is not predictive of future results.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The graph above compares the fund's Class I shares performance with that of the S&P 500(R) Stock Index (S&P 500(R)). The S&P 500 is a domestic broad market index consisting of companies of various sizes. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

Franklin Global Utilities Fund -- Class I
Periods ended April 30, 1997

                                                               Since
                                                             Inception
                                            1-Year   3-Year  (7/2/92)
      Cumulative Total Return1              12.94%   43.64%   88.40%
      Average Annual Total Return2           7.88%   11.12%   12.94%
      Value of a $10,000 Investment3       $10,788  $13,721  $17,994


                                 4/30/93 4/30/94 4/30/95 4/30/96 4/30/97
      One-Year Total Return4      18.08%  14.04%  3.17%  23.27%  12.94%


1. Cumulative total return measures the change in value of an investment the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.50% initial sales charge.

3. The value of a $10,000 investment is based on a hypothetical $10,000 investment in the fund over the specified periods and includes the initial sales charge.

4. One-year total returns represent the change in value of an investment over the periods ended on the specified dates and do not include the initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Global Utilities Fund's Class II share price, as measured by net asset value, increased 13 cents, from $14.24 on April 30, 1996, to $14.37 on April 30, 1997.

For the one-year period, your fund paid distributions totaling 31.04 cents ($0.3104) per share in income dividends and $1.208 in capital gains, of which 37 cents ($0.37) represented short-term gains and 83.8 cents ($0.838) represented long-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The fund posted a total return of +12.04% for the one-year period ended April 30, 1997. Cumulative total return measures the change in value of an investment during the period indicated, assuming reinvestment of dividends and capital gains, and does not include sales charges. Past performance is not predictive of future results.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The graph above compares the fund's Class II shares performance with that of the S&P 500(R) Stock Index (S&P 500(R)). The S&P 500 is a broad market index consisting of companies of various sizes. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

Franklin Global Utilities Fund -- Class II
Periods ended April 30, 1997

                             Since
                           Inception
                    1-Year (5/1/95)
Cumulative
Total Return1       12.04%  37.95%
Average Annual
Total Return2        9.96%  16.89%
Value of a $10,000

Investment3        $10,996 $13,661


1. Cumulative total return measures the change in value of an investment the periods indicated and does not includes sales charges.

2. Average annual total return represents the change in value of an investment over the specified period and includes the maximum 1.0% initial sales charge and the 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

3. The value of a $10,000 investment is based on a hypothetical $10,000 investment in the fund over the specified periods and includes sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN SMALL CAP GROWTH FUND

Your Fund's Objective:
The Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1 billion at the time of investment.

Despite positive gains overall, the 12 months ended April 30, 1997 were a volatile time for domestic equity markets. Small capitalization (small cap) stocks were particularly volatile because of investors' concerns about inflation, rising interest rates, and the ability of smaller companies to deliver consistent earnings growth. These anxieties led to significant profit-taking in small cap stocks, especially in July 1996 and March 1997. Within this environment, the fund's Class I shares delivered a one-year cumulative total return of +0.09%, as discussed in the Performance Summary on page 25. As you know, we have always believed that shareholders should maintain a long-term perspective regarding their investments, and you can see in the Performance Summary that the fund's Class I shares have provided a cumulative total return of +154.92% over the past five years. The fund was ranked #176 out of 395 small cap funds for the one-year period, and #3 out of 111 for the five-year period ended April 30, 1997, as measured by Lipper Analytical Services, Inc.*

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Lipper Analytical Services, Inc. is a nationally recognized mutual fund research organization. Lipper rankings do not include sales charges, and past expense reductions by the fund's manager increased the fund's total returns. Rankings may have been different if these factors had been considered. Past performance cannot guarantee future results.

During the reporting period, we reduced our weighting in technology stocks, selling several holdings whose price, in our opinion, had surpassed the companies' growth potential, including Shiva Corp., a producer of telecommunication hardware and software. However, we took advantage of market volatility by initiating positions in Coherent, Inc., a developer of laser systems for use in a variety of applications, and First USA Paymentech Inc., a leader in electronic transaction processing. We also added to our holdings in companies we believed to have significant competitive advantages, such as Lattice Semiconductor Corp., a manufacturer specializing in high speed, programmable logic devices.


Franklin Small Cap Growth Fund
  Top 10 Holdings on April 30, 1997

  Based on Total Net Assets

  Company                                  % of Total
  Industry                                 Net Assets

  Atwood Oceanics Inc.                        1.5%
  Energy Minerals

  Varco International Inc.                    1.5%
  Energy Minerals

  Barrett Resources Corp.                     1.4%
  Energy Minerals

  CapStar Hotel Co.                           1.4%
  Consumer Services

  Millicom International Cellular, SA         1.4%
  Utilities and Communication

  Adaptec Inc.                                1.4%
  Semiconductors and Equipment

  Prime Hospitality Corp.                     1.4%
  Consumer Services

  Linear Technology Corp.                     1.3%
  Semiconductors and Equipment

  UCAR International Inc.                     1.3%
  Process Industries

  Gibraltar Steel Corp.                       1.3%
  Non-Energy Minerals

For a complete list of portfolio holdings, please see page 97 of this report.

Our research also led us to invest in several industries that are traditionally not considered growth sectors. We found opportunities in the energy sector, and increased our exposure to oil service companies because we felt they would benefit from increased capital spending by large oil producers. During the year, we initiated a position in Atwood Oceanics Inc., an operator of deep-water oil and gas drilling rigs, and added to our holdings in Varco International Inc., a manufacturer of equipment for oil and gas drillers.

We found additional investment opportunities in lodging-related stocks, as companies in this industry benefited from a strong economy and an undersupply of rooms which made significant increases in room prices possible. We initiated a position in CapStar Hotel Co., which owns and operates full-service hotels under brand names such as Hilton, Sheraton, Westin, and Marriott, and added to our holdings of Prime Hospitality Corp., an owner and operator of full-service and all-suite hotels. We also participated in this sector through our investments in real estate investment trust (REIT) positions, but realized profits by selling our stake in Equity Inns Inc., a REIT we felt had become overvalued.

The fact that large capitalization stocks outperformed their smaller counterparts during the year has not dampened our optimism regarding prospects for small cap stocks. Despite concerns about inflation, the U.S. economy has provided healthy development opportunities for smaller companies. We believe that the favorable environment for the lodging industry should continue for several years, and that new developments in technology could lead to significant growth for market leaders in this sector well into the next century. In our opinion, the fund's diversity and our value approach to growth investing should help us to perform well in a variety of market conditions. Of course, there are risks involved in investing in a fund seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited production lines, and small market share. These and other risks are further discussed in the fund's prospectus.

This discussion reflects the strategies we employed for the fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We thank you for your participation in the Franklin Small Cap Growth Fund and look forward to serving your investment needs in the years to come.

Performance Summary

Class I
The Franklin Small Cap Growth Fund's Class I shares provided a cumulative total return of +0.09% for the one-year period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. However, we have always maintained a long-term perspective when managing the fund, and as you can see in the chart on page 27, the fund provided a cumulative total return of +144.21% since its inception on February 14, 1992.

The price of the fund's Class I shares, as measured by net asset value, decreased $0.80, from $19.75 on April 30, 1996, to $18.95 on April 30, 1997.
During the reporting period, shareholders received distributions totaling
6.74 cents ($0.0674) per share in dividend income and 79.71 cents per share in capital gains, of which 66.20 cents ($0.6620) represented short-term gains and 13.51 cents ($0.1351) represented long-term gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As you can see from the graph on page 25, the fund's Class I shares, since inception, have outperformed both the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Russell 2500 Index.(R) The S&P 500 is an index of widely held common stocks covering a variety of industries, whereas the Russell 2500 is an index of 2,500 companies with small market capitalizations. Both indices are unmanaged.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. Indices do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell stocks. Unlike indices, mutual funds are never 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures shown on the graph include the sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

Franklin Small Cap Growth Fund
Class I
Periods ended April 30, 1997

                                                                        Since
                                                                      Inception
                                      One-Year Three-Year  Five-Year  (2/14/92)
      Cumulative Total Return1         0.09%    83.19%     154.92%     144.21%
      Average Annual Total Return2    -4.41%    20.50%      19.48%      17.66%
      Value of $10,000 Investment3    $9,559   $17,496      $24,348    $23,325


                                   4/30/93 4/30/94 4/30/95 4/30/96   4/30/97
      One-Year Return4              7.66%   29.26%  27.05%  44.06%    0.09%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates of countries where investments are made. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total return would have been lower.

Performance Summary
Class II
The Franklin Small Cap Growth Fund's Class II shares provided a cumulative total return of -0.70% for the one-year period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The price of the fund's Class II shares, as measured by net asset value, decreased $0.89, from $19.66 on April 30, 1996, to $18.77 on April 30, 1997.
During the reporting period, shareholders received no dividend income distributions but did receive 79.71 cents per share in capital gains, of which 66.20 cents ($0.6620) represented short-term gains and 13.51 cents ($0.1351) represented long-term gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As you can see from the graph above, the fund's Class II shares, since inception, have underperformed both the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Russell 2500 Index.(R) The S&P 500 is an index of widely held common stocks covering a variety of industries, whereas the Russell 2500 is an index of 2,500 companies with small market capitalizations. Both indices are unmanaged.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. Indices do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell stocks. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures shown on the graph include the sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

Franklin Small Cap Growth Fund
Class II
Periods ended April 30, 1997

                                 Since
                               Inception
                     One-Year  (10/2/95)
Cumulative
Total Return1       -0.70%      16.79%
Average Annual
Total Return2       -2.65%       9.64%
Value of a $10,000

Investment3         $9,735     $11,562

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charges.

2. Average annual total return measures the average annual change in value of an investment over the periods indicated, and includes the 1.00% initial sales charge and 1.00% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates of countries where investments are made. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

Performance Summary

Advisor Class

The Franklin Small Cap Growth Fund Advisor Class shares provided an aggregate total return of -7.37% from inception on January 1, 1997 through April 30, 1997. The price of the fund's shares, as measured by net asset value, decreased $1.51, from $20.48 on January 2, 1997 (day of commencement of sales), to $18.97 on April 30, 1997. Of course, past performance is not predictive of future results.


Franklin Small Cap Growth Fund
Advisor Class
Period ended April 30, 1997

                                    Since
                                  Inception
                                   (1/1/97)
Aggregate Total Return*             -7.37%

*Aggregate total return represents the change in value of an investment over the indicated period. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

Note: Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates where investments are made. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

FRANKLIN NATURAL RESOURCES FUND

Your Fund's Objective:

The Franklin Natural Resources Fund seeks long-term capital appreciation by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.

We are pleased to bring you the second annual report of the Franklin Natural Resources Fund, which covers the 12 months ended April 30, 1997. During this period, volatility in domestic technology and health care stocks led to a shift of capital toward securities of natural resources companies. At the same time, moderate economic growth worldwide caused a gradual tightening in the supply of some major commodities, creating higher demand for steel, chemicals, and several base metals. Although this contributed to the profitability of some companies in these industries, oil and gold prices declined during the fiscal year. Within this environment, the fund's Class I shares delivered a cumulative total return of +10.23%, as shown in the Performance Summary on page 35, outperforming the Lipper Natural Resources Sector average, which produced a total return of +6.35% for the period.*

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Lipper Analytical Services, Inc. is a nationally recognized mutual fund research organization. Lipper calculations do not include sales charges. If such changes had been considered, the fund's performance relative to the average may have differed. Past performance cannot guarantee future results.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Throughout the reporting period, we invested in what we believed were rapidly growing, well managed companies with highly efficient, technologically advanced operations in the sectors shown in the chart on page 31. Because we found the most investment opportunities in the energy sector, it was our largest exposure on April 30, 1997, representing 49.2% of the fund's total net assets.

Our holdings of Abacan Resources Corp., Varco International Inc., and YPF SA, whose share prices rose significantly during the year under review, contributed to the fund's performance. Abacan, an exploration and production company, performed well as a result of its successful exploration efforts and its low-cost, rapid production growth. Varco, an oilfield services company, profited from high demand for its drilling hardware that makes oil and gas drilling rigs safer and more productive. And YPF SA, an integrated oil producer, capitalized on growing energy consumption in Latin America.

Franklin Natural Resources Fund
  Top 10 Holdings on April 30, 1997

  Based on Total Net Assets

  Company                                  % of Total
  Industry                                 Net Assets

  Hugoton Energy Corp.                        2.6%
  Energy, U.S.

  Devon Energy Corp.                          2.5%
  Energy, U.S.

  Gibraltar Steel Corp.                       2.4%
  Steel, U.S.

  Dayton Mining Corp.                         2.1%
  Precious Metals, Canada

  Cairn Energy USA Inc.                       2.1%
  Energy, U.S.

  Abacan Resources Corp.                      2.0%
  Energy, Canada

  Oryx Energy Co.                             2.0%
  Energy, U.S.

  Barrett Resources Corp.                     1.9%
  Energy, U.S.

  Pinnacle Resources Ltd.                     1.8%
  Energy Sources, Canada

  UCAR International Inc.                     1.6%
  Steel, U.S.

For a complete list of portfolio holdings, please see page 91 of this report.

Several other sectors contributed positively to the fund's performance. Steel production grew during the reporting period, causing our shares of UCAR International Inc., a leading manufacturer of graphite electrodes, to rise in value. Aluminum prices appreciated significantly throughout the fiscal year, benefiting many companies producing this commodity, and we took profits in Aluminum Co. of America (ALCOA), Kaiser Aluminum Corp., and Century Aluminum Co. The chemical sector (especially fertilizer producers) strengthened due to demand for higher crop yields, and our holdings of IMC Global Inc., a leading fertilizer company, increased in value. In our opinion, demand for fertilizer will increase and we remain optimistic about this sector's future.

As in all reporting periods, some positions hindered the fund's performance. Our investments in the precious metals sector were adversely affected by the low price of gold bullion, and our investments in the titanium metals sector performed poorly as market sentiment reversed in early 1997 due to inventory surpluses in the golf club market.

Looking forward, we are optimistic about prospects for natural resources companies. We anticipate a sustained level of high profitability for commodity-related industries if commodity prices remain steady. Of course, we do not purchase stocks based solely on the assumption that commodity prices will rise. We shall continue to invest in companies we believe have the best potential for growth in any price environment due to factors such as lower costs, rapid production growth, and asset or technological edge.

It is important to remember that the rewards the fund may offer also involve the special risks of investing in a non-diversified, sector fund, as well as the currency volatility and political, economic or regulatory uncertainty associated with foreign, and especially developing market, investing.

This discussion reflects the strategies we employed for the fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Thank you for investing in the Franklin Natural Resources Fund. We welcome your comments and suggestions.

Performance Summary

Class I

The Franklin Natural Resources Fund Class I shares provided a cumulative total return of +10.23% for the one-year period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner.

The price of the fund's shares, as measured by net asset value, increased $0.93, from $13.14 on April 30, 1996, to $14.07 on April 30, 1997. During
this reporting period, shareholders received distributions totaling 9.2 cents ($0.092) per share in dividend income and 32.2 cents ($0.322) per share in capital gains, of which 31.74 cents ($0.3174) represented short-term gains and 0.46 cents ($0.0046) represented long-term gains.
Of course, past performance is not predictive of future results. Distributions will vary, depending on income earned by the fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on the following page compares the performance of the fund's
Class I shares since inception with the unmanaged Standard & Poor's 500 Stock Index(R) (S&P 500(R)). The S&P 500 is a broad market index consisting of 500 widely held common stocks within four sectors (industrials, utilities, financial, and transportation).

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. Indices do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell stocks. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures shown on the graph include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Natural Resources Fund
Class I
Periods ended April 30, 1997

                               Since
                             Inception
                   One-Year  (6/5/95)
Cumulative
Total Return1       10.23%     47.00%
Average Annual
Total Return2        5.27%     19.52%
Value of $10,000

Investment3        $10,527     $14,040


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates of countries where investments are made. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.

Performance Summary

Advisor Class

The Franklin Natural Resources Fund Advisor Class shares provided an aggregate total return of -4.02% from inception on January 1, 1997, through April 30, 1997. The price of the fund's shares, as measured by net asset value, decreased $0.59, from $14.66 on January 2, 1997 (day of commencement of sales), to $14.07 on April 30, 1997. Of course, past performance is not predictive of future results.

Franklin Natural Resources Fund
Advisor Class
Period ended April 30, 1997

                                     Since
                                   Inception
                                   (1/1/97)
Aggregate Total Return*             -4.02%

*Aggregate total return represents the change in value of an investment over the indicated period. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates where investments are made. Thus, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.


FRANKLIN BLUE CHIP FUND

Your Fund's Objective:

The Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalizations of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.

We are pleased to bring you the first annual report of the Franklin Blue Chip Fund, which covers the period from the fund's inception on June 3, 1996, through April 30, 1997. During this time, global securities markets produced mixed results. U.S. and most Latin American equity markets appreciated significantly, and a number of European stock markets also rose. However, Asian equity markets were generally weak due to slowing economies and poor corporate earnings. Within this environment, the Franklin Blue Chip Fund delivered a 11-month cumulative total return of +9.14%, as shown in the Performance Summary on page 41.

In our search for companies that offer management excellence, stable long-term earnings growth potential, and a conservative balance sheet, we focused on market leaders demonstrating sustainable competitive advantages. On April 30, 1997, our largest exposure was the financial services sector. It strengthened in the U.S. during the reporting period, and our holdings of American International Group Inc., a large commercial and industrial insurance company, increased in value. The sector was also strong in Hong Kong and Europe, as reflected by the rising share price of HSBC Holding Plc. However, Japan's financial services sector experienced weakness during the fiscal year, as its banking system faced significant bad-debt problems. Despite this, we believe that the Bank of Tokyo-Mitsubishi, one of the fund's holdings, and Japan's largest international bank, may emerge from this difficult period stronger than before. In our opinion, leading financial services companies with a strong global presence should continue to profit by capturing market share, as emerging market economies grow and financial markets become more sophisticated and interlinked globally.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

During the fiscal year, the consumer staples sector also performed well, and our holdings of Procter & Gamble Co. and The Coca-Cola Co. appreciated, as these companies profited from the development, marketing, and distribution of their strongly branded products. Since economic growth and rising personal income may continue to fuel consumer demand worldwide, our outlook for this sector remains positive.

The technology sector experienced severe volatility throughout the reporting period. Although our holdings of Microsoft Corp. and Intel Corp. reached all-time highs, the value of our Cisco Systems Inc. shares fell sharply. Seeking to take advantage of these price declines, we added to our position in this firm because we believed its stock was undervalued.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we are optimistic about prospects for the fund. In our opinion, the U.S. economy should grow slowly, creating an environment conducive to the prosperity of many domestic blue-chip companies. Industry deregulation and restructuring in Europe and Japan could present long-term investment opportunities, and Latin American and Asian economies may continue to experience expansion. However, it is important to remember that investing in the fund involves the special risks of global, especially emerging market, investing related to market and currency volatility and adverse social and political developments.

This discussion reflects the strategies we employed for the fund during the period under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We thank you for your participation in the Franklin Blue Chip Fund and look forward to serving your investment needs in the years to come.

  Franklin Blue Chip Fund
  Top 10 Holdings on April 30, 1997

  Based on Total Net Assets

  Company                                  % of Total
  Industry, Country                        Net Assets

  Intel Corp.                                 1.5%
  Technology, U.S.

  Microsoft Corp.                             1.3%
  Technology, U.S.

  Royal Dutch Petroleum Co., NY Shares        1.3%
  Energy, U.S.

  HSBC Holding Plc.                           1.3%
  Financial Services, United Kingdom

  Exxon Corp.                                 1.2%
  Energy, U.S.

  Smithkline Beecham Plc.                     1.2%
  Healthcare, United Kingdom

  The Coca-Cola Co.                           1.1%
  Consumer Staples, U.S.

  Procter & Gamble Co.                        1.1%
  Consumer Staples, U.S.

  Johnson & Johnson                           1.1%
  Healthcare, U.S.

  General Electric Co.                        1.1%
  Consumer Durables, U.S.

For a complete list of portfolio holdings, please see page 66 of this report.


Performance Summary

The Franklin Blue Chip Fund produced a cumulative total return of +9.14% for the period from its inception on June 3, 1996, through April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner.

The price of the fund's shares, as measured by net asset value, increased $0.85, from $10.00 on June 3, 1996, to $10.85 on April 30, 1997. During this reporting period, shareholders received distributions totaling 6.1 cents ($0.061) per share in dividend income. There were no capital gains distributions during this period. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on the following page compares the fund's performance since inception with the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. Of course, such a market index has inherent performance differentials in comparison with any fund. The index does not pay management fees to cover salaries of security analysts or portfolio managers, nor does it pay commissions or market spreads to buy and sell stocks. Unlike the index, mutual funds are never 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures shown on the graph include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Blue Chip Fund
Period ended April 30, 1997

                                   Since
                                 Inception
                                  (6/3/96)
Cumulative Total Return1            9.14%
Aggregate Total Return2             4.24%
Value of $10,000 Investment3        $10,424

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Aggregate total return represents the change in value of an investment over the indicated period and includes the maximum 4.5% initial sales charge. Since the fund has been in existence for less than one year, average annual total returns are not provided.

3. This figure represents the value of a hypothetical $10,000 investment in the fund over the indicated period and includes the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies, and the economic, social, and political climates of countries where investments are made. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.

FRANKLIN MIDCAP GROWTH FUND

Your Fund's Objective:

The Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies -- those with a market capitalization between $200 million and $5 billion.

We are pleased to present the annual report of the Franklin MidCap Growth Fund. Formerly called the Franklin Institutional MidCap Growth Fund, it changed its investment objective, strategy and investment adviser prior to becoming available to retail investors for the first time on June 1, 1996. This report includes performance figures for both the 11-month and one-year periods ending April 30, 1997.

During the period under review, the U.S. economy continued to exhibit broad-based strength, reflecting increased consumer spending and industrial production. As the economy expanded in June and July 1996, many investors concerned about higher inflation and the possibility of rising interest rates sold their midcap stocks. Although these stocks began to recover by autumn, fears of strong economic growth resurfaced in early 1997, and the Federal Reserve Board raised the federal funds rate from 5.25% to 5.50% on March 25, 1997. Consequently, profit-taking recurred in midcap stocks. Within this environment, the fund delivered a 11-month cumulative total return of +5.00% and a one-year cumulative total return of +6.47%, as shown in the Performance Summary on page 47.

Seeking to identify midcap companies that we believed were well-positioned for rapid growth in revenues, earnings, or cash flow, we focused on leaders in growing industries with diversified product lines and sustainable competitive advantages. In our search for these companies, we were equally attentive to finding reasonable stock valuations. On April 30, 1997, we were invested in firms we believed to have solid business fundamentals and strong earnings potential.

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The oil and gas sector represented a substantial portion of the fund's total net assets. During the fiscal year, we initiated positions in Barrett Resources Corp., a leading independent oil and gas exploration and production company, purchased shares of Diamond Offshore Drilling Inc., a contract driller with strong growth potential, and realized gains in Global Marine Inc., a firm whose stock we believed to be fully valued. Although we reduced our weightings in the technology segment, we initiated a position in Computer Sciences Corp., a technology consulting firm which we believe has strong growth potential.

We also discovered attractive investment opportunities in consumer-related segments, specifically the retail sector. For example, we purchased shares of Cost Plus Inc. and Stage Stores Inc., both of which we believe are solid retail operators with positive growth prospects. We made additional investments within the education sector, initiating positions in DeVry Inc., and Apollo Group Inc., two companies that provide higher-education programs. This segment is usually characterized by revenue predictability, favorable demographics, strong cash flow, and high capital return.

Searching for bargain stocks outside of traditional growth sectors, we purchased shares of Expeditors International of Washington Inc., a leader in the freight forwarding industry, and Mark IV Industries Inc., a manufacturer of audio equipment and automotive components. Both companies have solid earnings records and, in our opinion, offer significant growth potential.

Looking forward, we remain optimistic about growth opportunities for midcap growth companies. In our opinion, they offer the best features of small- and large-capitalization stocks. Medium-capitalization companies tend to be more established and more stable than smaller companies, but unlike large-capitalization companies, which can offer greater stability, they generally are still growing rapidly. Despite volatility in the technology sector, we remain confident that new products and services should continue to generate significant growth within this area. And we continue to be optimistic about the ability of significant capital spending by major oil companies to buoy the industrial services sector's growth prospects. However, given the stock market's extraordinary appreciation in the last two years, we are increasingly conscious of maintaining our valuation criteria and discipline in choosing investments.

Franklin MidCap Growth Fund
  Top 10 Holdings on April 30, 1997

  Based on Total Net Assets

  Company                                  % of Total
  Industry                                 Net Assets

  CUC International Inc.                      1.9%
  Commercial Services

  AES Corp.                                   1.8%
  Utilities

  Adaptec Inc.                                1.7%
  Electronic Components/Technology

  CapStar Hotel Co.                           1.7%
  Gaming & Lodging

  Expeditors International of
  Washington Inc.                             1.5%
  Transportation

  Barrett Resources Inc.                      1.5%
  Oil & Gas

  Linear Technology Corp.                     1.5%
  Electronic Components/Technology

  Cognex Corp.                                1.4%
  Technology Services

  Robert Half International Inc.              1.4%
  Temporary Staffing

  Analog Devices Inc.                         1.4%
  Electronic Components/Technology

For a complete list of portfolio holdings, please see page 86 of this report.


This discussion reflects the strategies we employed for the fund during the period under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Of course, there are risks associated with investing in a fund seeking long-term capital growth from small- to medium-size companies that have less certain growth prospects and greater sensitivity to changing economic conditions. These and other risks are further discussed in the prospectus.

We thank you for your participation in the Franklin MidCap Growth Fund and look forward to serving your investment needs in the years to come.


Performance Summary

The Franklin MidCap Growth Fund provided a cumulative total return of +5.00% for the 11-month period beginning June 1, 1996, the date the fund became available to retail investors, through April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner.

The price of the fund's shares, as measured by net asset value, decreased $1.08, from $14.44 on June 1, 1996, to $13.36 on April 30, 1997. During this period, shareholders received distributions totaling 5 cents ($0.05) per share in dividend income and $1.763 per share in capital gains, of which
60.49 cents ($0.6049) represented short-term gains and $1.1581 represented long-term gains. Of course, past performance is not predictive of future results. Distributions will vary, depending on income earned by the fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The first graph on the following page compares the fund's performance since June 1, 1996, with the unmanaged Standard & Poor's(R) MidCap 400 Index (S&P(R) MidCap 400). The second graph on the same page compares the fund's performance since August 17, 1993 (inception), with the S&P MidCap 400. The S&P MidCap 400 is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

Of course, such a market index has inherent performance differentials in comparison with any fund. The index does not pay management fees to cover salaries of security analysts or portfolio managers, not does it pay commissions or market spreads to buy and sell stocks. Unlike the index, mutual funds are never 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures shown on the graph include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin MidCap Growth Fund
Periods ended April 30, 1997

                                                                 Since
                                                               Inception
                                   11-Month  1-Year5  3-Year5  (8/17/93)5
      Cumulative Total Return1      5.00%     6.47%   58.67%   61.25%
      Average Annual Total Return2            0.27%    1.69%   14.87%
       12.37%
      Value of $10,000 Investment3 $10,027   $10,169   $15,158 $15,401


                                       4/30/95  4/30/96   4/30/97
      One-Year Total Return4,5         10.06%   35.40%     6.47%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Effective June 1, 1996, the fund became available to retail investors, and adopted a plan of distribution under Rule 12b-1, which affects subsequent performance. Prior to June 1, the fund was offered only to institutional investors and without a sales charge. Average annual total returns have been restated to reflect the current maximum initial sales charge: 4.5%. The institutional fund's expenses were relatively lower than they will probably be for the retail fund.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the initial sales charge.

5. On January 2, 1996, the fund changed its investment objective, strategy, and investment adviser.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower. This reduction may be discontinued at any time, upon notice to the fund's Board of Trustees. Past performance is not predictive of future results.


FRANKLIN GLOBAL HEALTH CARE FUND

Your Fund's Objective:

The Franklin Global Health Care Fund seeks capital appreciation by investing primarily in the equity securities of health care companies located throughout the world.

During the year ended April 30, 1997, large capitalization companies outperformed their small cap counterparts in the health care sector, as in the broader markets. Although a handful of drug stocks significantly surpassed the indices, health care services, biotechnology, and medical technology stocks underperformed them, despite rapid growth and strong fundamental valuations. Within this environment, the Franklin Global Health Care Fund's Class I shares provided a disappointing one-year cumulative total return of -14.67% for the period ended April 30, 1997, as discussed in the Performance Summary on page 54. However, securities in the health care sector are characteristically volatile and we have always maintained a long-term perspective on investments, as we encourage our shareholders to do. As the Performance Summary also shows, the fund provided a cumulative total return of +124.23% over the past five years, outperforming the Standard & Poor's 500(R) Stock Index which provided a total return of +119.90% over the same time period.

We attribute the fund's disappointing performance during the reporting period to its investments in emerging small capitalization companies. These stocks have been out of favor with investors since early 1996, but we did find value in the small cap market and have increased our exposure to that asset class.

On April 30, 1997, our portfolio was allocated globally across several health care sectors. As you can see in the chart on page 51, our largest exposure was the medical technology and supplies sector. For most of the period, the fund's largest position was Boston Scientific Corp., a leading provider of cardiovascular products whose stock rose over 80% in the six months following our purchase in mid-1996*. We sold most of this position in early 1997, prior to the dramatic selloff of its stock in the spring.

*Source: Bloomberg.

Many demographic trends indicate an expanding population of wealthy, middle-aged people who can take advantage of advancements in the cosmetic enhancement market. Therefore, we initiated a position in ESC Medical Systems Ltd., which has developed an ultra-high frequency light source that quickly and painlessly removes unwanted hair, varicose veins, and other skin imperfections. We also purchased shares of Mentor Corp. whose most promising new technology is ultrasonic liposuction, which is easier to use, leaves less scarring, and has fewer potential complications than traditional liposuction.

During the year under review, the fund benefited from its holdings in Innotech Inc. and MediSense Inc. Innotech was purchased by Johnson & Johnson, and MediSense was bought by Abbott Laboratories, both at substantial premiums to the market prices for these stocks.

In early 1997, we increased our exposure to biotechnology stocks, initiating a position in Inhale Therapeutic Systems, a company focused on delivering drugs, such as insulin, in the form of an inhaled powder. We also bought stock in Neurogen Corp., a company that discovers, develops, and manufactures products for the treatment of psychiatric and neurological disorders.

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Last summer, we capitalized on the general sell off in health maintenance organization (HMO) stocks by adding to holdings in this sector. However, as Medicare rate increases were announced in September and the HMO group met earnings estimates in the second half of 1996, these stocks rebounded to their prior levels. Since then, we decreased our holdings in HMOs, believing their profit margins would remain strained due to continued pricing pressure from large employer groups and by members utilizing more drugs than anticipated.

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

For most of the reporting period, we had little or no exposure to home health care or nursing home stocks because of general uncertainty about Medicare reform. However, we purchased shares of companies we believed were trading at attractive valuations, such as Apria Healthcare Group Inc., a leading home health care services provider; Multicare Companies Inc., a northeastern nursing home company; and Integrated Health Services Inc., a diversified nursing home and home health care services provider.

Since demand for health care services and products generally is not affected by the ups and downs of the business cycle, we are optimistic about prospects for this industry and the Franklin Global Health Care Fund. In our opinion, an aging population will require greater health care expenditures, while advances in technology should widen the range of treatable conditions and increase life expectancy. We expect continued consolidation in these product and services areas, and believe that the fund may benefit from additional merger and acquisition activity. Our goal, as always, is to seize upon investment opportunities in a timely and disciplined fashion, attempting to provide our shareholders unique opportunities to invest in some of today's newest and fastest-growing health care companies.

Franklin Global Health Care Fund
  Top 10 Holdings on April 30, 1997

  Based on Total Net Assets

  Company                                  % of Total
  Industry, Country                        Net Assets

  Access Health Inc.                          3.5%
  Software and Information Systems, U.S.

  Serologicals Corp.                          3.2%
  Biotechnology, U.S.

  Medic Computer Systems Inc.                 3.0%
  Software and Information Systems, U.S.

  Penederm Inc.                               2.7%
  Specialty Pharmaceuticals, U.S.

  ESC Medical Systems Ltd.                    2.5%
  Medical Technology and Supplies, U.S.

  PacifiCare Health Systems Inc.,
  Class B                                     2.5%
  Managed Care and HMOs, U.S.

  Inhale Therapeutic Systems                  2.5%
  Biotechnology, U.S.

  Molecular Devices Corp.                     2.4%
  Medical Technology and Supplies, U.S.

  Algos Pharmaceuticals                       2.4%
  Specialty Pharmaceuticals, U.S.

  Novartis AG                                 2.4%
  Pharmaceuticals, Switzerland

For a complete list of portfolio holdings, please see page 78 of this report.

This discussion reflects the strategies we employed during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social, and regulatory developments, are further discussed in the fund's prospectus.

We appreciate your participation in the Franklin Global Health Care Fund and look forward to serving your investment needs in the future.

Performance Summary

Class I

The Franklin Global Health Care Fund's Class I shares provided a cumulative total return of -14.67% for the one-year period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the sales charge. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 56, the fund delivered a cumulative total return of more than 98% since inception on February 14, 1992.

The price of the fund's Class I shares, as measured by net asset value, decreased $3.22, from $19.33 on April 30, 1996, to $16.11 on April 30, 1997.
During the reporting period, shareholders received distributions totaling
3.74 cents ($0.0374) per share in dividend income and 38 cents ($0.38) per share in capital gains, of which 23.6 cents ($0.236) represented short-term gains and 14.4 cents ($0.144) represented long-term gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As you can see in the graph on page 54, the fund's Class I shares underperformed the broad-based Standard & Poor's(R) 500 Stock Index (S&P 500(R)) since the fund's inception. The index includes a variety of securities issued by companies not associated with the health care industry.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. Indices do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell stocks. Unlike indices, mutual funds are never 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures shown on the graph include the sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

  Franklin Global Health Care Fund
  Class I
  Periods ended April 30, 1997

                                                                       Since
                                                                     Inception
                                      One-Year  Three-Year Five-Year (2/14/92)
      Cumulative Total Return1        -14.67%     81.34%   124.23%     98.22%
      Average Annual Total Return2    -18.51%     20.09%    16.44%     13.04%
      Value of $10,000 Investment3     $8,149    $17,320   $21,406     $18,932


                                  4/30/93  4/30/94  4/30/95  4/30/96  4/30/97
      One-Year Total Return4       1.41%    21.93%   16.33%   82.68% -14.67%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates of countries where investments are made. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total return would have been lower.

Performance Summary

Class II

The Franklin Global Health Care Fund's Class II shares provided a cumulative total return of -5.25% for the period from its inception on September 3, 1996, through April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner.

The price of the fund's Class II shares, as measured by net asset value, decreased $1.26, from $17.33 on September 3, 1996, to $16.07 on April 30, 1997. During the reporting period, shareholders did not receive dividend income distributions, but received 38 cents ($0.38) per share in capital gains, of which 23.6 cents ($0.236) represented short-term gains and 14.4 cents ($0.144) represented long-term gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As you can see in the graph on the previous page, the fund's Class II shares underperformed the broad-based Standard & Poor's(R) 500 Stock Index (S&P 500(R)) since the fund's inception. The index includes a variety of securities issued by companies not associated with the health care industry.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. Indices do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell stocks. Unlike indices, mutual funds are never 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures shown on the graph include the sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

Franklin Global Health Care Fund
Class II
Periods ended April 30, 1997

                                     Since
                                   Inception
                                   (9/3/96)
Cumulative Total Return1            -5.25%
Aggregate Total Return2             -7.14%
Value of $10,000 Investment3        $9,286


1. Cumulative total return represents the change in value of an investment over the specified periods and does not include sales charges.

2. Aggregate annual total return represents the change in value of an investment over the periods indicated, and includes the 1.00% initial sales charge and 1.00% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment. Since these shares have been in existence for less than one year, average annual total returns are not provided.

3. This figure represents the value of a hypothetical $10,000 investment in the fund over the indicated period and includes all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social, and political climates of countries where investments are made. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

FRANKLIN STRATEGIC INCOME FUND

Your Fund's Objective:

The Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The fund uses an active asset allocation process and invests in securities of foreign governments, U.S. and foreign high-yield fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.

Steady economic growth coupled with continued low inflation provided the positive market fundamentals necessary for high returns during the twelve months under review. By diversifying across six distinct asset classes, the Franklin Strategic Income Fund capitalized on investment opportunities, moving among and maximizing the strengths of certain sectors, while -- at the same time -- reducing volatility. Over the reporting period, we focused on the U.S. high-yield and convertible bond sectors, and also maintained our strong weightings in emerging market and international positions as these markets exhibited a powerful recovery. As a result, we achieved an attractive one-year total return of +12.64%, as discussed in the Performance Summary on page 63.

High Yield Corporate Bonds

High yield corporate bonds benefited from the low inflation environment of the twelve-month reporting period -- especially during late summer 1996 and early 1997. Our holdings in these securities covered the telecommunications, wireless, media/broadcasting and automotive sectors.

Telecommunications and media/broadcasting strengthened on the back of two major industry trends: consolidation and deregulation. We positioned the portfolio to take advantage of these positive global trends. Our holdings in Milicom International Cellular, a globally diversified cellular telephone operator, performed especially well. Additionally, our participation in the UK cable sector through holdings in Bell Cablemedia benefited from a major consolidation.

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Our positions in Collins & Aikman and Aetna Industries, Inc. performed well in an environment of continued outsourcing and company consolidation in the automotive sector. Collins & Aikman, for example, recently sold its floor-covering business, allowing it to concentrate on the automotive interior trim market and to reduce its debt.

Convertible Securities

During this past fiscal year, the equity market experienced increased volatility -- particularly in the technology sector. Market and technology stock declines during July 1996 allowed us to buy high quality companies at low price/earnings ratios and discounts to par (or face) value. We had a strong return (roughly 18%) from our Xilinx, Inc. holdings over the year, and -- during the July slump -- we added to our position in Dovatron International Inc. Group at favorable prices. We also generated an attractive return from our investment in Banco de Galicia. This Argentine banking institution benefited from increased lending activity as the Argentine economy gathered momentum.

Emerging Markets

Our large weighting in emerging markets securities significantly contributed to the fund's strong return as these markets continued to rally during the reporting period, outperforming most other markets for the year ended
April 30, 1997. The J.P. Morgan Emerging Markets Bond Index Plus, which tracks the performance of bond markets in 14 developing nations, produced a total return of +31.84%, while the Salomon Brothers World Government Bond Index, representative of government bonds in 15 developed countries, reported a total return of 0.75%.* With the majority of our emerging markets investments in Latin America, we benefited from the region's ongoing economic recovery, low inflation, and strong export growth.

*Source: Total return, calculated by Wilshire Associates, Inc., includes reinvested dividends. Indices are unmanaged and include price appreciation and reinvested interest or dividends.

International

As the U.S. dollar strengthened, the foreign currency component of most international bond markets suffered during the year under review.

Fortunately, we offset a good deal of this weakness by decreasing our exposure to foreign currency-denominated bonds. Additionally, we reallocated our assets within Europe, moving to the higher yielding markets of Italy, Spain and Sweden. This created significant capital appreciation and benefited the fund as these markets offered better performance relative to the core European markets.

U.S. Treasury Securities

We remained underweighted in this sector, and actually decreased our holdings from 5.0% of total net assets on April 30, 1996, to 1.9% on April 30, 1997. We did this in anticipation of increased interest rate risk, based largely on the strength of the overall economy.

U.S. Mortgage Securities

Our agency mortgage positions performed well over the fund's fiscal year as the yield spreads of mortgage securities narrowed relative to U.S. treasuries. Even so, our weighting in this area remained small (4.7% of total net assets) due to interest rate sensitivity.

Looking Forward

The fund should continue to perform well, as we anticipate low inflation, ongoing slow to moderate economic growth, and a relatively stable interest rate environment in the U.S. Additionally, as international and emerging market economies improve, we should benefit from our exposure to these sectors.

This discussion reflects the strategies we employed for the fund during the year under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Performance Summary

The Franklin Strategic Income Fund's share price, as measured by net asset value, increased 9 cents, from $10.77 on April 30, 1996, to $10.86 on April 30, 1997.

For the one-year period, your fund paid distributions totaling 95.6 cents ($0.956) per share in income dividends and 26.9 cents in capital gains, of which 25.28 cents ($0.2528) represented short-term gains and 1.62 cents ($0.0162) represented long-term gains. Based on an annualization of April's dividend of 7.5 cents ($0.075) per share and the maximum offering price of $11.34 on April 30, 1997, your fund's distribution rate was 7.94%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The fund posted a total return of +12.64% for the one-year period ended April 30, 1997. Cumulative total return measures the change in value of an investment during the period indicated, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. Past performance is not predictive of future results.

The graph on page 63 compares the fund's performance to a number of indices, including the Salomon Brothers Non-U.S. World Government Bond Index, Salomon Brothers High Yield Bond Index, and a composite index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

  Franklin Strategic Income Fund
  Periods ended April 30, 1997

                                                                 Since
                                                               Inception
                                                      1-Year   (6/1/94)
      Total Return1                                   12.64%    41.85%
      Average Annual Total Return2                     7.84%    11.10%
      Value of a $10,000 Investment3                 $10,784   $13,587

      Distribution Rate4                                 7.94%
      30-Day Standardized Yield5                         7.19%


1. Cumulative total return measures the change in value of an investment the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.

3. The value of a $10,000 investment is based on a hypothetical $10,000 investment in the fund over the specified periods and includes the maximum 4.25% initial sales charge.

4. Distribution rate is based on an annualization of the fund's current 7.5 cent per share monthly dividend and the maximum offering price of $11.34 on April 30, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended
April 30, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of management fees and to assume responsibility for certain other costs, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate would have been lower, and yield for the period would have been 6.48%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.











FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, April 30, 1997



                                                                                                         Value
 Country*   Shares      Franklin Blue Chip Fund                                                        (Note 1)
                           Common Stocks 87.6%
                        Consumer Durables 5.8%

    SE        2,000     ABB AB, B Shares .........................................................      $ 24,215
    BE           62     Barco Industries .........................................................        10,562
    US          300     Ericsson (L.M.) Telecommunications, ADR ..................................        10,088
    US          550     General Electric Co. .....................................................        60,981
    US          200     Matsushita Electric Industrial Co., Ltd., ADR ............................        32,375
    US          200     Oy Nokia Corp., ADR ......................................................        12,925
    DD          900     Siemens, AG ..............................................................        48,781
    JP          700     Sony Corp. ...............................................................        50,961
    US        1,400     Tata Engineering and Locomotive Co., Ltd., GDR ...........................        17,010
    JP        2,000     Toyota Motor Corp. .......................................................        57,989
                                                                                                      ----------
                                                                                                         325,887
                                                                                                      ----------
                        Consumer Staples 11.7%
    DD          400     Adidas, AG ...............................................................        41,467
    GB        1,200     Antofagasta Holdings, Plc. ...............................................         7,487
    US          600     Estee Lauder Cos., Class A ...............................................        27,450
    US          700     Gillette Co. .............................................................        59,500
    JP        4,000     Kao Corp. ................................................................        46,644
    US          200     Kirin Brewery Co., Ltd., ADR .............................................        17,400
    FR          120     LVMH (Moet Hennessy Louis Vuitton) .......................................        29,291
    US          900     Mattel, Inc. .............................................................        25,088
    SF           40     Nestle, SA, Registered Shares ............................................        48,618
    US          300     Nike, Inc., Class B ......................................................        16,875
    US          200     Panamerican Beverages, Inc., A Shares ....................................         5,800
    IT        9,200     Parmalat Finanziaria, SpA ................................................        13,343
    US        1,100     PepsiCo, Inc. ............................................................        38,363
    US        1,500     Philip Morris Cos., Inc. .................................................        59,063
    US          500     Procter & Gamble Co. .....................................................        62,875
    IR        5,000     PT Hanjaya Mandala Sampoerna .............................................        20,113
    CA          500     Seagram Co., Ltd. ........................................................        19,167
    SA          500     South African Breweries, Ltd. ............................................        14,731
    US        1,000     The Coca-Cola Co. ........................................................        63,625
    US          200     Unilever, NV, New York Shares ............................................        39,250
                                                                                                     -----------
                                                                                                         656,150
                                                                                                     -----------
                        Energy 6.7%
    US          300     British Petroleum Co., Plc., ADR .........................................        41,288
    US        1,000     Broken Hill Proprietary Co., Ltd., ADR ...................................        28,375
    IT        2,600     ENI, SpA .................................................................        13,226
    US        1,200     Exxon Corp. ..............................................................        67,950
    CA        1,400     aRenaissance Energy, Ltd. ................................................      $ 38,784
    US        1,000     Repsol, SA, ADR ..........................................................        41,875
    US          400     Royal Dutch Petroleum Co., New York Shares  ..............................        72,100
    US          700     Total, SA, ADR ...........................................................        29,138
    US          500     Williams Cos., Inc. ......................................................        21,938
    US          700     YPF, SA, ADR .............................................................        19,338
                                                                                                     -----------
                                                                                                         374,012
                                                                                                     -----------
                        Financial Services 17.1%
    US          450     American International Group, Inc. .......................................        57,825
    IT          420     Assicurazioni Generali ...................................................         7,048
    FR          285     AXA-UAP ..................................................................        17,531
    PP       27,500     Ayala Land, Inc., B Shares ...............................................        19,814
    US          215     Banco Frances del Rio de la Plata, SA, ADR ...............................         6,531
    TB        3,100     Bangkok Bank Public Co., Ltd. ............................................        28,719
    CA        1,000     Bank of Montreal  ........................................................        36,293
    US        2,100     Bank of Tokyo-Mitsubishi, ADR ............................................        34,125
    US          400     Charles Schwab Corp. .....................................................        14,650
    HK        3,000     Cheung Kong Holdings, Ltd. ...............................................        26,334
    US          500     Citicorp .................................................................        56,313
    SD        2,000     City Developments, Ltd. ..................................................        16,171
    BE          100     Credit Communal Holding Dexia ............................................         9,930
    JP        2,000     Dai-Ichi Kangyo Bank, Ltd. ...............................................        21,904
    DK          100     Den Danske Bank ..........................................................         8,649
    DD          900     Deutsche Bank, AG ........................................................        47,508
    US          600     Federal National Mortgage Association ....................................        24,675
    BE           29     Generale de Banque, SA ...................................................        12,026
    HK        2,000     Hang Seng Bank, Ltd. .....................................................        22,526
    GB        2,700     HSBC Holding, Plc. .......................................................        70,881
    HK        5,000     Hutchinson Whampoa, Ltd. .................................................        37,114
    US          300     J.P. Morgan & Co., Inc. ..................................................        30,563
    TB        1,700     Land and House Public Co., Ltd. ..........................................         4,848
    AU        1,300     Lend Lease Corp., Ltd. ...................................................        24,879
    SA          300     Liberty Life Association of Africa, Ltd. .................................         8,383
    MR        3,000     Malayan Banking Berhad ...................................................        29,875
    US          200     Merrill Lynch & Co., Inc. ................................................        19,050
    PP          737     Metropolitan Bank & Trust Co. ............................................        15,092
    JP        2,000     Mitsui Trust & Banking ...................................................        11,409
    US          500     National Australia Bank, Ltd., ADR .......................................        34,438
    SA          707     Nedcor, Ltd. .............................................................        14,390
    JP        4,000     Nomura Securities Co., Ltd. ..............................................      $ 44,753
    JP        2,000     Sanwa Bank ...............................................................        21,431
    HK        3,000     Sun Hung Kai Properties, Ltd. ............................................        32,531
    SF           20     Swiss Reinsurance Co. ....................................................        23,168
    US          200     Tokio Marine & Fire Insurance Co., ADR ...................................         9,850
    SD        3,000     United Overseas Bank, Ltd. ...............................................        28,196
    US          100     Wells Fargo & Co. ........................................................        26,675
                                                                                                     -----------
                                                                                                         956,098
                                                                                                     -----------
                        Healthcare 6.5%
    US          400     aAmgen, Inc. .............................................................        23,550
    SE          100     Astra AB, B Shares .......................................................         3,970
    US          600     Baxter International, Inc. ...............................................        28,725
    US          600     aBoston Scientific Corp. .................................................        28,950
    US          500     Eli Lilly & Co. ..........................................................        43,938
    US          400     HBO & Co. ................................................................        21,400
    US        1,000     Johnson & Johnson ........................................................        61,250
    FR           80     L'OREAL ..................................................................        28,380
    SF            7     Roche Holding, AG ........................................................        59,177
    GB        4,100     Smithkline Beecham, Plc. .................................................        65,876
                                                                                                     -----------
                                                                                                         365,216
                                                                                                     -----------
                        Industrial Cyclicals 7.9%
    US          600     Avery Dennison Corp. .....................................................        22,050
    DD        1,200     Bayer, AG ................................................................        47,737
    AT          210     Boehler-Uddeholm, AG .....................................................        15,147
    JP        2,000     Bridgestone Corp. ........................................................        42,546
    US          900     Cemex, SA de CV, ADR, B Shares ...........................................         6,616
    US          800     Cia Vale Do Rio Doce, ADR ................................................        20,386
    SF           20     aCiba Specialty Chemicals, AG.............................................         1,725
    US          400     De Beers Consolidated Mines, AG, ADR .....................................        14,394
    JP        3,000     Komatsu, Ltd. ............................................................        21,935
    JP        3,000     Mitsubishi Heavy Industries, Ltd. ........................................        19,808
    US          900     Monsanto Co. .............................................................        38,475
    SF           25     Novartis, AG .............................................................        32,967
    US          700     Perez Co., SA, ADR .......................................................        11,356
    US          200     Pohang Iron & Steel Co., Ltd., ADR .......................................         4,825
    US          500     Praxair, Inc. ............................................................        25,813
    IR        2,000     PT Semen Gresik ..........................................................         4,877
    US          600     RTZ Corp., Plc., ADR .....................................................        38,700
    SE          800     Sandvik AB, B Shares......................................................      $ 19,678
    JP        2,000     Shin-Etsu Chemical Co. ...................................................        40,340
    TB          500     Siam Cement Public Co., Ltd. .............................................        13,398
                                                                                                     -----------
                                                                                                         442,773
                                                                                                     -----------
                        Retail 3.2%
    FR           50     Carrefour Supermarche.....................................................        31,150
    US          200     Ito-Yokado Co., Ltd., ADR ................................................        38,450
    IT        1,200     La Rinacente, SpA ........................................................         6,394
    US          361     Lucent Technologies, Inc. ................................................        21,344
    GB        4,100     Marks & Spencer, Plc. ....................................................        32,556
    US        1,700     Wal-Mart Stores, Inc. ....................................................        48,025
                                                                                                     -----------
                                                                                                         177,919
                                                                                                     -----------
                        Services 9.4%
    US          400     Canon, Inc., ADR .........................................................        47,500
    US          200     Disney (Walt) Co. ........................................................        16,400
    MR        2,000     Genting Berhad ...........................................................        10,675
    US          200     aHFS, Inc. ...............................................................        11,850
    CA          400     Loewen Group, Inc. .......................................................        11,554
    US          500     McDonald's Corp. .........................................................        26,813
    US          900     News Corp., Ltd., ADR ....................................................        16,650
    JP        5,000     Nippon Express Co., Ltd. .................................................        34,471
    GB        4,500     Reuters Holdings, Plc. ...................................................        46,270
    US          400     aSABRE Group Holdings, Inc. ..............................................        10,250
    DD          300     SAP, AG ..................................................................        54,664
    JP        1,000     Secom ....................................................................        59,486
    MR       10,000     Sime Darby Berhad ........................................................        30,870
    SD        2,000     Singapore Airlines, Ltd. .................................................        17,692
    FR           52     Sodexho Alliance, SA .....................................................        23,871
    US          300     aStarbucks Corp.  ........................................................         8,963
    US        2,150     aTele-Communications, Inc. ...............................................        40,447
    NG          500     Wolters Kluwer, NV........................................................        59,267
                                                                                                     -----------
                                                                                                         527,693
                                                                                                     -----------
                        Technology 8.6%
    US          400     Applied Materials, Inc. ..................................................        21,950
    US          800     aCisco Systems, Inc. .....................................................        41,400
    US          200     aCompaq Computer Corp. ...................................................        17,075
    US          700     First Data Corp. .........................................................        24,150
    US          700     Hewlett-Packard Co. ......................................................        36,750
    US          300     Hitachi, Ltd., ADR .......................................................      $ 27,525
    US          550     Intel Corp. ..............................................................        84,219
    US          600     aMicrosoft Corp. .........................................................        72,900
    US          100     Motorola, Inc. ...........................................................         5,725
    US          400     NEC Corp., ADR............................................................        24,400
    US          600     aNewbridge Networks Corp. ................................................        19,050
    US          800     aOracle Corp. ............................................................        31,800
    KR          200     Samsung Electronics Co. ..................................................        16,611
    JP        4,000     Toshiba Corp. ............................................................        22,439
    US          400     a3Com Corp. ..............................................................        11,600
    US          500     aXilinx, Inc. ............................................................        24,500
                                                                                                     -----------
                                                                                                         482,094
                                                                                                     -----------
                        Utilities and Telecommunication 10.7%
    US          300     aAES Corp. ...............................................................        19,575
    US        1,600      aAirTouch Communications, Inc. ..........................................        40,800
    US        1,100      AT&T Corp. ..............................................................        36,850
    US          800     Bellsouth Corp. ..........................................................        35,600
    US          200     British Telecommunications, Plc., ADR ....................................        14,725
    US          400     Duke Power Co. ...........................................................        17,550
    US        1,000      Empresa Nacional Electricidad, SA, ADR ..................................        19,250
    US        1,400      Enersis, SA, ADR ........................................................        44,100
    US          600     Enron Corp. ..............................................................        22,575
    US        1,017      Hong Kong Telecommunications, Ltd., ADR..................................        17,416
    IT        1,200      Italmobiliare, SpA.......................................................        17,930
    US          300     Korea Electric Power Corp., ADR ..........................................         5,100
    US        1,100      Nippon Telegraph & Telephone, ADR .......................................        42,625
    JP       11,000      Osaka Gas Co. ...........................................................        26,347
    US          100     Philippine Long Distance Telephone Co., ADR ..............................         5,575
    IR       14,000      PT Telekomunikasi Indonesia .............................................        20,309
    SD       10,000      Singapore Telecommunications, Ltd. ......................................        16,862
    US        2,512      SK Telecom Co., Ltd., ADR ...............................................        23,864
    US          400     Tele Danmark, A/S, ADR ...................................................         9,950
    US          300     Telecom de Argentina, SA, ADR ............................................        15,000
    NZ        1,800      Telecom Corp. of New Zealand, Ltd. ......................................         8,074
    US          100     Telecomunicacoes Brasileiras, SA, ADR ....................................        11,475
    US          400     Telefonica de Espana, ADR ................................................        30,800
    US          500     Telefonos de Mexico, SA, ADR .............................................        20,625
    MR        4,000      Telekom Malaysia Berhad..................................................        28,042
    US        2,000      Total Access Communication Public Co., Ltd. .............................      $ 10,300
    DD          700     VEBA, AG .................................................................        36,324
                                                                                                     -----------
                                                                                                         597,643
                                                                                                     -----------
                        Total Common Stocks (Cost $4,621,542) ....................................     4,905,485
                                                                                                     -----------
                        Preferred Stocks 0.3%
    BR      33,000      Banco Itau, SA (Cost $14,734) ............................................        17,843
                                                                                                     -----------
                        Total Long Term Investments (Cost $4,636,276) ............................     4,923,328
                                                                                                     -----------

             Face
            Amount
                        dReceivables from Repurchase Agreements 11.7%
    US    $661,394      Joint Repurchase Agreements, 5.529%, 05/01/97 (Maturity Value $653,721)
                         (Cost $653,624)
                         Aubrey G. Lanston & Co., Inc., (Maturity Value $73,787)
                        Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                         Barclays de Zoete Wedd Securities, Inc., (Maturity Value $63,428)
                         Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                         Bear, Stearns & Co., Inc., (Maturity Value $73,787)
                        Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                         Chase Securities, Inc., (Maturity Value $36,892)
                        Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                         Citicorp Securities, Inc., (Maturity Value $36,892)
                        Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                         Daiwa Securities America, Inc., (Maturity Value $73,787)
                        Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
                         Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $73,787)
                        Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
                         Fuji Securities, Inc., (Maturity Value $73,787)
                        Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                         Sanwa Securities (USA) Co., L.P., (Maturity Value $73,787)
                        Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
                         UBS Securities L.L.C., (Maturity Value $73,787)
                        Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99.......       653,624
                                                                                                     -----------
                        Total Investments (Cost $5,289,900)99.6%..................................     5,576,952
                        Other Assets and Liabilities, Net0.4% ....................................        22,992
                                                                                                     -----------
                        Net Assets 100.0% ........................................................    $5,599,944
                                                                                                     ===========


                        At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $5,289,900 was as follows:
                        Aggregate gross unrealized appreciation for all investments in which
                         there was an excess of value over tax cost...............................     $ 490,316
                        Aggregate gross unrealized depreciation for all investments in which
                         there was an excess of tax cost over value...............................      (203,264)
                                                                                                     -----------
                        Net unrealized appreciation...............................................     $ 287,052
                                                                                                     ===========

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership

COUNTRY LEGEND:
AT   - Austria
AU   - Australia
BE   - Belgium
BR   - Brazil
CA   - Canada
DD   - Germany
DK   - Denmark
FR   - France
GB   - United Kingdom
HK   - Hong Kong
IR   - Indonesia
IT   - Italy
JP   - Japan
KR   - South Korea
MR   - Malaysia
NG   - Netherlands
NZ   - New Zealand
PP   - Philippines
SA   - South Africa
SD   - Singapore
SE   - Sweden
SF   - Switzerland
TB   - Thailand
US   - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
dFace  amount for  repurchase  agreements  is for the  underlying  collateral.
 See Note 1(i)  regarding  joint  repurchase agreements.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, April 30, 1997


                                                                                                        Value
   Shares         Franklin California Growth Fund                                                     (Note 1)
                  Common Stocks 82.2%
                  aCommercial Services 1.6%
     175,000      RemedyTemp, Inc., Class A ....................................................     $ 2,668,750
      60,000      Robert Half International, Inc. ..............................................       2,355,000
                                                                                                     -----------
                                                                                                       5,023,750
                                                                                                     -----------
                  Consumer Durables 2.6%
     160,000      K2, Inc. .....................................................................       4,180,000
     140,000      Mattel, Inc. .................................................................       3,902,500
                                                                                                     -----------
                                                                                                       8,082,500
                                                                                                     -----------
                  Consumer Non-Durables 0.8%
      20,000      Clorox Co. ...................................................................       2,547,500
                                                                                                     -----------
                  Consumer Services 4.1%
     180,000      Hilton Hotels Corp. ..........................................................       4,860,000
     100,000      aHSN, Inc. ...................................................................       2,350,000
     110,000      McClatchy Newspapers, Inc., Series A .........................................       2,763,750
      50,000      aPanavision, Inc. ............................................................         843,750
      20,000      United Television, Inc. ......................................................       1,782,500
                                                                                                     -----------
                                                                                                      12,600,000
                                                                                                     -----------
                  Electronic Technology 12.5%
      25,000      aAscend Communications, Inc. .................................................       1,143,750
       8,500      aATL Products, Inc., Class A .................................................          64,813
      45,000      aCisco Systems, Inc. .........................................................       2,328,750
     170,000      aCognex Corp. ................................................................       4,186,250
     100,000      aCoherent, Inc. ..............................................................       4,150,000
      70,000      aComputer Sciences Corp. .....................................................       4,375,000
     156,100      aFORE Systems, Inc. ..........................................................       2,380,525
      55,000      Hewlett-Packard Co. ..........................................................       2,887,500
     100,000      aKomag, Inc. .................................................................       2,825,000
     135,000      Logicon, Inc. ................................................................       5,366,250
      30,200      aNeoMagic Corp. ..............................................................         352,963
      75,000      Rockwell International Corp. .................................................       4,987,500
      80,000      aUniphase Corp. ..............................................................       3,180,000
                                                                                                     -----------
                                                                                                      38,228,301
                                                                                                     -----------
                  Energy/Minerals 8.3%
      45,000      Atlantic Richfield Co. (ARCO).................................................       6,125,625
      75,000      Chevron Corp. ................................................................       5,137,500
      75,000      Monterey Resources, Inc. .....................................................       1,143,750
     200,000      Occidental Petroleum Corp. ...................................................       4,425,000
     100,000      Unocal Corp. .................................................................     $ 3,812,500
     150,000      Ultramar Diamond Shamrock Corp. ..............................................       4,818,750
                                                                                                     -----------
                                                                                                      25,463,125
                                                                                                     -----------
                  Finance 3.7%
      35,000      BankAmerica Corp. ............................................................       4,090,625
     110,000      Countrywide Credit Industries, Inc. ..........................................       2,983,750
      90,000      aSilicon Valley Bancshares ...................................................       3,150,000
      22,000      The PMI Group, Inc. ..........................................................       1,124,750
                                                                                                     -----------
                                                                                                      11,349,125
                                                                                                     -----------
                  aHealth Services 2.4%
     147,200      Access Health, Inc. ..........................................................       2,097,600
      65,000      PacifiCare Health Systems, Inc., Class B......................................       5,216,250
                                                                                                     -----------
                                                                                                       7,313,850
                                                                                                     -----------
                  Health Technology 4.6%
      60,000      aAmgen, Inc. .................................................................       3,532,500
      80,000      aHeartport, Inc. .............................................................       2,050,000
     200,000      Mentor Corp. .................................................................       4,625,000
     100,000      aMolecular Devices Corp. .....................................................       1,412,500
     244,300      aPenederm, Inc. ..............................................................       2,626,225
                                                                                                     -----------
                                                                                                      14,246,225
                                                                                                     -----------
                  Industrial Services 2.5%
     140,000      Granite Construction, Inc. ...................................................       2,782,500
      25,000      aUS Filter Corp. .............................................................         759,375
      65,000      aWestern Atlas, Inc. .........................................................       4,030,000
                                                                                                       7,571,875
                  Other
          48      a,bLynx Therapeutics, Inc. ...................................................              --
                                                                                                     -----------
                  Process Industries 0.9%
      75,000      Avery Dennison Corp. .........................................................       2,756,250
                                                                                                     -----------
                  Real Estate 6.4%
     110,000      Arden Realty Group, Inc.  ....................................................       2,736,250
      90,000      Bay Apartment Communities, Inc. ..............................................       3,015,000
     145,800      Burnham Pacific Properties, Inc. .............................................       1,822,500
     200,361      aCatellus Development Corp. ..................................................       2,955,324
     110,000      Irvine Apartment Communities, Inc. ...........................................       2,942,500
     100,000      Kilroy Realty Corp. ..........................................................       2,350,000
      50,000      Nationwide Health Property, Inc. .............................................     $ 1,000,000
     243,333      b,fPacific Retail Trust ......................................................       2,919,996
                                                                                                     -----------
                                                                                                      19,741,570
                                                                                                     -----------
                  aRetail 5.3%
     240,000      Cost Plus, Inc. ..............................................................       3,960,000
     170,000      Costco Cos., Inc. ............................................................       4,908,750
     120,000      Federated Department Stores, Inc. ............................................       4,080,000
      82,500      Guitar Center, Inc. ..........................................................       1,165,313
      50,000      Safeway, Inc. ................................................................       2,231,250
                                                                                                     -----------
                                                                                                      16,345,313
                                                                                                     -----------
                  Semiconductors/Semiconductor Equipment 4.0%
      85,000      aAdaptec, Inc. ...............................................................       3,145,000
      30,000      aEtec Systems, Inc. ..........................................................         873,750
      25,000      Intel Corp. ..................................................................       3,828,125
      40,000      Linear Technology Corp. ......................................................       2,010,000
      50,000      aXilinx, Inc. ................................................................       2,450,000
                                                                                                     -----------
                                                                                                      12,306,875
                                                                                                     -----------
                  Technology Services 12.4%
      80,000      Adobe Systems, Inc. ..........................................................       3,130,000
      70,000      aArbor Software Corp. ........................................................       1,741,250
     150,000      Autodesk, Inc. ...............................................................       5,325,000
     160,000      aElectronic Arts, Inc. .......................................................       3,860,000
      75,000      Electronic Data Systems Corp. ................................................       2,503,125
     105,000      aInfinity Financial Technology, Inc. .........................................       1,325,625
     240,000      aIntegrated Systems, Inc. ....................................................       2,310,000
     200,000      aMercury Interactive Corp. ...................................................       2,450,000
     135,000      aPhoenix Technologies, Ltd. ..................................................       1,535,625
     100,000      aRemedy Corp. ................................................................       3,237,500
     110,000      aSABRE Group Holdings, Inc. ..................................................       2,818,750
     100,000      aSterling Commerce, Inc. .....................................................       2,587,500
     165,000      aSynopsys, Inc. ..............................................................       5,259,375
                                                                                                     -----------
                                                                                                      38,083,750
                                                                                                     -----------
                  Transportation 3.8%
     125,000      Air Express International Corp. ..............................................       4,281,250
     135,000      Expeditors International of Washington, Inc. .................................       3,375,000
     170,000      Harper Group, Inc. ...........................................................       3,995,000
                                                                                                     -----------
                                                                                                      11,651,250
                                                                                                     -----------
                  Utilities 6.3%
     130,000      aAirTouch Communications, Inc. ...............................................     $ 3,315,000
      80,000      California Water Service Co. .................................................       3,460,000
     195,000      Edison International..........................................................       4,095,000
     185,000      Enova Corp. ..................................................................       4,093,125
      48,000      Pacific Enterprises...........................................................       1,470,000
     130,000      Southern California Water Co. ................................................       2,811,250
                                                                                                     -----------
                                                                                                      19,244,375
                                                                                                     -----------
                  Total Common Stocks (Cost $243,869,340) ......................................     252,555,634
                                                                                                     -----------
                  Convertible Preferred Stocks 0.4%
      15,229      cCatellus Development Corp., $3.625 cvt. pfd., Series B (Cost $741,716) ......       1,153,596
                                                                                                     -----------


    Face
   Amount
                  Convertible Bonds 2.4%
$  2,500,000      Heartport, Inc., cvt. deb., 7.25%, 05/01/04...................................       2,625,000
   2,000,000      Hexcel Corp., cvt. sub. notes, 7.00%, 08/01/03................................       2,620,000
   2,200,000      US Filter Corp., cvt. sub. notes, 4.50%, 12/15/01.............................       2,180,750
                                                                                                     -----------
                  Total Convertible Bonds (Cost $6,938,935) ....................................       7,425,750
                                                                                                     -----------
                  Total Long Term Investments (Cost $251,549,991) ..............................     261,134,980
                                                                                                     -----------
                  dReceivables from Repurchase Agreements 16.5%
  51,475,850      Joint Repurchase Agreements, 5.335%, 05/01/97 (Maturity Value $50,895,422)
                   (Cost $50,887,880)
                   Aubrey G. Lanston & Co., Inc., (Maturity Value $5,744,651)
                  Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                   Barclays de Zoete Wedd Securities, Inc., (Maturity Value $4,938,211)
                  Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                   Bear, Stearns & Co., Inc., (Maturity Value $5,744,651)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                   Chase Securities, Inc., (Maturity Value $2,872,327)
                  Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                   Citicorp Securities, Inc., (Maturity Value $2,872,327)
                  Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                   Daiwa Securities America, Inc., (Maturity Value $5,744,651)
                  Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $5,744,651)
                  Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01

                   Fuji Securities, Inc., (Maturity Value $5,744,651)
                  Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                   Sanwa Securities (USA) Co., L.P., (Maturity Value $5,744,651)
                  Collateral: U.S. Treasury Notes, 5.375 % - 9.125%, 05/31/98 - 12/31/01
                   UBS Securities L.L.C., (Maturity Value $5,744,651)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99 ..........    $ 50,887,880
                                                                                                     -----------
                  Total Investments (Cost $302,437,871)101.5% ..................................     312,022,860
                  Liabilities in Excess of Other Assets(1.5%)...................................      (4,568,354)
                                                                                                     -----------
                  Net Assets 100.0% ............................................................    $307,454,506
                                                                                                     ===========


                  At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $303,113,182 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was
                   an excess of value over tax cost ............................................    $ 25,175,251
                  Aggregate gross unrealized depreciation for all investments in which there was
                   an excess of tax cost over value.............................................     (16,265,573)
                                                                                                     -----------
                  Net unrealized appreciation...................................................     $ 8,909,678
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership

aNon-income producing.
bSee Note 7 regarding restricted securities.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dFace  amount for  repurchase  agreements  is for the  underlying  collateral.
  See Note 1(i)  regarding  joint  repurchase agreements.
fSee Note 1(f) regarding securities purchased on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, April 30, 1997


              Shares/                                                                                   Value
 Country*    Warrants       Franklin Global Health Care Fund                                          (Note 1)
                              Common Stocks and Warrants 88.6%
                            aBiotechnology 10.7%

    US         185,000      Autoimmune, Inc. ...................................................       $ 670,625
    GB         200,000      British Biotech, Plc. ..............................................         782,706
    US         215,000      Inhale Therapeutic Systems .........................................       3,977,500
    US         150,000      Nabi, Inc. .........................................................         900,000
    US         120,000      Neurogen Corp. .....................................................       1,710,000
    US          65,000      Pharmacopeia, Inc. .................................................         910,000
    US         314,100      Serologicals Corp. .................................................       5,064,863
    US         100,000      Vertex Pharmaceuticals, Inc. .......................................       3,175,000
                                                                                                     -----------
                                                                                                      17,190,694
                                                                                                     -----------
                            Drug Distributors 2.6%
    US          45,000      Cardinal Health, Inc. ..............................................       2,396,250
    US         100,000      Grupo Casa Autrey, SA de CV, ADR ...................................       1,737,500
                                                                                                     -----------
                                                                                                       4,133,750
                                                                                                     -----------
                            Hospitals 3.0%
    SD         550,000      Parkway Holdings, Ltd. .............................................       2,242,571
    US         100,000      aTenet Healthcare Corp. ............................................       2,600,000
                                                                                                     -----------
                                                                                                       4,842,571
                                                                                                     -----------
                            Managed Care and HMOs 3.4%
    US          50,000      aPacifiCare Health Systems, Inc., Class B ..........................       4,012,500
    US          30,000      United Healthcare Corp. ............................................       1,458,750
                                                                                                     -----------
                                                                                                       5,471,250
                                                                                                     -----------
                            Medical Technology and Supplies 17.8%
    US          70,000      Bard (C.R.), Inc. ..................................................       2,222,500
    US          40,000      aBoston Scientific Corp. ...........................................       1,930,000
    US         100,000      aCardioGenesis Corp. ...............................................       1,187,500
    US         100,000      aCardioThoracic Systems, Inc. ......................................       1,587,500
    AU         225,000      Cochlear, Ltd. .....................................................         666,771
    US         150,000      aESC Medical Systems, Ltd. .........................................       4,031,248
    US          23,300      aHeartport, Inc. ...................................................         597,063
    US         150,000      Kinetic Concepts, Inc. .............................................       2,231,250
    US         145,000      Mentor Corp. .......................................................       3,353,125
    US         275,000      aMolecular Devices Corp. ...........................................       3,884,375
    US         500,000      aOrthoLogic Corp. ..................................................       2,875,000
    US         125,000      aPhysiometrix, Inc. ................................................         421,875
    US         200,000      aTechnical Chemicals & Products, Inc. ..............................       1,975,000
    US         100,000      aVentritex, Inc. ...................................................       1,612,500
                                                                                                     -----------
                                                                                                      28,575,707
                                                                                                     -----------
                            Nursing Homes and Subacute Care 4.0%
    US          36,000      aGenesis Health Ventures, Inc. .....................................     $ 1,075,500
    US          85,000      Integrated Health Services, Inc. ...................................       2,730,625
    US         140,000      aMulticare Companies, Inc. .........................................       2,607,500
                                                                                                     -----------
                                                                                                       6,413,625
                                                                                                     -----------
                            aMiscellaneous 4.0%
    US         300,000      Capstone Pharmacy Services, Inc. ...................................       2,531,250
    SF           2,900      Ciba Specialty Chemicals, AG .......................................         250,085
    US          65,000      Covance, Inc. ......................................................         958,750
    US         100,000      CNS, Inc. ..........................................................         837,500
    US         132,000      HealthCare Financial Partners, Inc. ................................       1,584,000
    US          35,000      Youth Services International, Inc. .................................         345,625
                                                                                                     -----------
                                                                                                       6,507,210
                                                                                                     -----------
                            Pharmaceuticals 7.4%
    SE          70,000      Astra AB, B Shares..................................................       2,779,035
    SF           2,900      Novartis, AG .......................................................       3,824,133
    SF             300      Roche Holding, AG ..................................................       2,536,158
    SF             100      aRoche Holding, warrants ...........................................           5,975
    FR          28,810      Sanofi, SA .........................................................       2,689,526
                                                                                                     -----------
                                                                                                      11,834,827
                                                                                                     -----------
                            aPhysician Practice Management 3.7%
    US         100,000      Pediatrix Medical Group, Inc. ......................................       3,300,000
    US         100,000      PhyCor, Inc. .......................................................       2,662,500
                                                                                                     -----------
                                                                                                       5,962,500
                                                                                                     -----------
                            aPost-Acute Providers 6.2%
    US         160,000      Apria Healthcare Group, Inc. .......................................       2,700,000
    US         100,000      Renal Care Group, Inc. .............................................       3,000,000
    US          50,000      Total Renal Care Holdings, Inc. ....................................       1,606,250
    US         100,000      Vivra, Inc. ........................................................       2,587,500
                                                                                                     -----------
                                                                                                       9,893,750
                                                                                                     -----------
                            Software and Information Systems 11.7%
    US         395,000      aAccess Health, Inc. ...............................................       5,628,750
    US         110,000      aApache Medical Systems, Inc. ......................................         550,000
    US          50,000      HBO & Co. ..........................................................       2,675,000
    US          65,000      aHCIA, Inc. ........................................................       1,340,625
    US          25,500      aHealth Systems Design Corp. .......................................         172,125
    US         305,400      aMedic Computer Systems, Inc. ......................................       4,771,875
    US         310,000      aTransition Systems, Inc. ..........................................       3,720,000
                                                                                                     -----------
                                                                                                      18,858,375
                                                                                                     -----------
                            Specialty Pharmaceuticals 14.1%
    US         250,000      aAlgos Pharmaceutical Corp. ........................................     $ 3,843,750
    US         225,000      aAnesta Corp. ......................................................       3,150,000
    US         575,000      a,gCIMA Labs, Inc. .................................................       2,875,000
    US         180,000      aCollagenex Pharmaceuticals, Inc. ..................................       2,070,000
    US         100,000      aEthical Holdings, Plc., ADR .......................................         512,500
    US          35,000      aIntercardia, Inc. .................................................         647,500
    US          75,000      aKos Pharmaceuticals, Inc. .........................................       1,687,500
    US         156,200      aMatrix Pharmaceutical, Inc. .......................................         898,150
    US         128,700      aNoven Pharmaceutical, Inc. ........................................         965,250
    US         410,000      a,gPenederm, Inc. ..................................................       4,407,500
    IR       1,700,000      PT Kalbe Farma .....................................................       1,679,012
                                                                                                     -----------
                                                                                                      22,736,162
                                                                                                     -----------
                            Total Long term Investments (Cost $158,208,945) ....................     142,420,421
                                                                                                     -----------
               Face
              Amount
                            dReceivables from Repurchase Agreements 12.8%
    US     $20,761,334      Joint Repurchase Agreements, 5.335%, 05/01/97
                             (Maturity Value $20,526,431) (Cost $20,523,389)
                             Aubrey G. Lanston & Co., Inc., (Maturity Value $2,316,853)
                            Collateral: U.S. Treasury Notes, 5.000% - 7.500%, 3/31/98 - 10/31/99
                             Barclays de Zoete Wedd Securities, Inc., (Maturity Value $1,991,608)
                            Collateral: U.S. Treasury Notes, 6.250% - 6.375%, 07/31/98 - 04/30/99
                             Bear Stearns & Co., Inc., (Maturity Value $2,316,853)
                            Collateral: U.S. Treasury Notes, 5.750% - 6.375%, 09/30/97 - 05/15/99
                             Chase Securities, Inc., (Maturity Value $1,158,426)
                            Collateral: U.S. Treasury Notes, 5.250%, 01/31/01
                             Citicorp Securities, Inc., (Maturity Value $1,158,426)
                            Collateral: U.S. Treasury Notes, 5.250% - 8.500%, 12/31/97 - 01/31/02
                             Daiwa Securities America, Inc., (Maturity Value $2,316,853)
                            Collateral: U.S. Treasury Notes, 5.250% - 7.875%, 10/31/97 - 12/31/01
                             Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,316,853)
                            Collateral: U.S. Treasury Notes, 4.750% - 7.750%, 08/31/98 - 05/31/01
                             Fuji Securities, Inc., (Maturity Value $2,316,853)
                            Collateral: U.S. Treasury Notes, 5.875%, 12/15/00
                             Sanwa Securities (USA) Co., L.P., (Maturity Value $2,316,853)
                            Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01

                             UBS Securities L.L.C., (Maturity Value $2,316,853)
                            Collateral: U.S. Treasury Notes, 6.000% - 8.25%, 07/15/98 - 08/15/99    $ 20,523,389
                                                                                                     -----------
                            Total Investments (Cost $178,732,334)101.4% ........................     162,943,810
                            Liabilities in Excess of Other Assets(1.4%).........................      (2,191,738)
                                                                                                     -----------
                            Net Assets 100.0%...................................................    $160,752,072
                                                                                                     ===========


                            At April 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $178,879,554 was as follows:
                            Aggregate gross unrealized appreciation for all investments in which
                             there was an excess of value over tax cost ........................     $ 8,468,970
                            Aggregate gross unrealized depreciation for all investments in which
                             there was an excess of tax cost over value ........................     (24,404,714)
                                                                                                     -----------
                            Net unrealized depreciation.........................................    $(15,935,744)
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership

COUNTRY LEGEND:
AU   - Australia
FR   - France
GB   - United Kingdom
IR   - Indonesia
SD   - Singapore
SE   - Sweden
SF   - Switzerland
US   - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
dFace  amount for  repurchase  agreements  is for the  underlying  collateral.
  See Note 1(i)  regarding  joint  repurchase agreements.
gSee Note 8 regarding holdings of 5% voting securities.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, April 30, 1997


                                                                                                        Value
 Country*     Shares     Franklin Global Utilities Fund                                               (Note 1)
                          Common Stocks 92.9%
                         Electric & Gas Utilities 55.1%
    US        160,000    aAES China Generating Co., Ltd., Class A ..............................     $ 2,960,000
    US         66,000    aAES Corp. ............................................................       4,306,500
    CN        509,000    aBeijing Datang Power Generation Co., Ltd. ............................         264,471
    US         21,400    cBSES, Ltd. ...........................................................         502,900
    US         11,250    cCentral Costanera, SA, ADR ...........................................         399,375
    US         67,000    CINergy Corp. .........................................................       2,227,750
    US         44,700    Dominion Resources, Inc. ..............................................       1,536,563
    US         78,050    Duke Power Co. ........................................................       3,424,444
    BR      7,500,000    aElectricidade Sao Paulo ..............................................       1,505,713
    US        230,000    Empresa Nacional Electricidad, SA, ADR ................................       4,427,500
    US        127,000    Enron Corp. ...........................................................       4,778,375
    US        185,700    Enron Global Power & Pipelines, L.L.C. ................................       5,478,150
    US         77,000    Entergy Corp. .........................................................       1,799,875
    US        195,000    cEspoon Sahko Oy.......................................................       4,650,438
    AT          3,360    EVN Energie-Versorgung Niederoesterreich, AG...........................         415,502
    US         39,000    FPL Group, Inc. .......................................................       1,740,375
    HK      1,375,000    Hong Kong Electric Holdings, Ltd. .....................................       4,863,487
    US         62,000    aHuaneng Power International, Inc., ADR ...............................       1,503,500
    KR         69,000    Korea Electric Power Corp. ............................................       2,057,623
    US         43,600    MidAmerican Energy Holdings Co. .......................................         730,300
    US        109,000    National Fuel Gas Co. .................................................       4,537,125
    GB         97,500    National Power, Plc. ..................................................         842,928
    US        125,400    New Jersey Resources Corp. ............................................       3,620,925
    US         60,000    Northwestern Public Service Co. .......................................       2,212,500
    US         32,700    OGE Energy Corp. ......................................................       1,357,050
    US        126,000    Pacific Enterprises ...................................................       3,858,750
    US        100,000    Pacific Gas & Electric Co. ............................................       2,400,000
    US         93,500    PanEnergy Corp ........................................................       4,137,375
    US         60,300    PECO Energy Co. .......................................................       1,190,925
    US         60,000    Pinnacle West Capital Corp. ...........................................       1,710,000
    GB        102,000    PowerGen, Plc. ........................................................       1,069,439
    US         50,000    Public Service Co. of Colorado ........................................       1,937,500
    GB        180,000    Scottish Power, Plc. ..................................................       1,088,010
    US         45,600    Shandong Huaneng Power Co., Ltd., ADR .................................         530,100
    US         61,800    SIG Corp., Inc. .......................................................       1,490,925
    US        146,500    Southern Co. ..........................................................       2,984,938
    GB         95,446    Southern Electric, Plc. ...............................................         676,686
    US        126,900    TECO Energy, Inc. .....................................................       3,029,738
    US         86,400    Texas Utilities Co. ...................................................       2,916,000
    US        220,000    TNP Enterprises, Inc. .................................................       4,620,000
                         Electric & Gas Utilities (cont.)
    US        179,000    Transportadora de Gas del Sur, ADR.....................................     $ 2,237,500
    US         47,700    Unicom Corp. ..........................................................       1,037,475
    DD          3,415    Viag, AG ..............................................................       1,437,886
    HK        340,000    Wing Shan International, Ltd. .........................................          55,741
                                                                                                     -----------
                                                                                                     100,552,357
                                                                                                     -----------
                         Telecommunications Services 37.8%
    US        135,150    aAirTouch Communications, Inc. ........................................       3,446,325
    FR          5,000    Alcatel Alsthom........................................................         555,841
    US         10,000    Ameritech Corp. .......................................................         611,250
    US          70,00    AT&T Corp. ............................................................       2,345,000
    US         50,000    Bellsouth Corp. .......................................................       2,225,000
    US        100,000    aBrooks Fiber Properties, Inc. ........................................       2,175,000
    US        173,700    aEsprit Telecom Group, Plc., ADR.......................................         998,775
    MX         44,400    aGrupo Iusacell, SA, Series D .........................................          39,795
    US         73,000    aGrupo Iusacell, SA, Series L, ADR ....................................         830,375
    US         42,300    GTE Corp. .............................................................       1,940,513
    GR        250,000    Hellenic Telecommunications Organization, SA ..........................       5,676,034
    US        320,000    aICG Communications, Inc. .............................................       3,360,000
    IT          3,750    Italmobiliare SpA .....................................................          56,031
    IT            500    Italmobiliare SpA-RNC .................................................           3,734
    US        104,500    aItron, Inc. ..........................................................       2,194,500
    BR      2,750,000    Light Servicos de Eletricidade, SA ....................................       1,142,978
    US        200,000    aLightbridge, Inc. ....................................................       1,400,000
    US         19,445    Lucent Technologies, Inc. .............................................       1,149,686
    US          4,375    aNCR Corp. ............................................................         126,875
    NO        122,400    a,cNetcom, ASA ........................................................       1,126,209
    JP            300    Nippon Telegraph & Telephone Corp. ....................................       2,115,506
    US          3,127    aPakistan Telecommunications Corp. ....................................         195,438
    US        121,500    aPrimus Telecommunications Group, Inc. ................................       1,123,875
    IR        750,000    PT Indosat ............................................................       2,067,901
    US         21,200    PT Indosat, ADR .......................................................         583,000
    US         95,700    aRural Cellular Corp., Class A ........................................         909,150
    US         82,900    SBC Communications, Inc. ..............................................       4,600,950
    KR          1,107    SK Telecom Co., Ltd. ..................................................         900,505
    US        133,540    Tele Danmark, A/S, ADR ................................................       3,321,808
    DK          7,830    Tele Danmark, A/S, Class B ............................................         376,608
    US        139,750    Telecom de Argentina, SA, ADR .........................................       6,987,500
    IT        765,000    Telecom Italia, SpA ...................................................       1,654,706
    US         20,400    Telefonica de Argentina, ADS...........................................         678,300
                         Telecommunications Services (cont.)
    US         49,650    Telefonica de Espana, ADR .............................................     $ 3,823,050
    US        700,000    Total Access Communication Public Co., Ltd. ...........................       3,605,000
    US         53,500    US West Communications Group...........................................       1,879,183
    US        140,000    a,cVidesh Sanchar Nigam, Ltd., GDR.....................................       2,744,000
                                                                                                     -----------
                                                                                                      68,970,401
                                                                                                     -----------
                         Total Common Stocks (Cost $154,468,961) ...............................     169,522,758
                                                                                                     -----------
                         Convertible Preferred Stocks 0.4%
                         Telecommunications
    US          6,900    cCompania Inversiones Telecommunications, 7.00%, cvt. pfd. ............         446,775
    US          9,400    cPhilippine Long Distance Telephone, 5.75%, cvt. pfd., Series II ......         312,550
                                                                                                     -----------
                         Total Convertible Preferred Stock (Cost $734,800) .....................         759,325
                                                                                                     -----------
                         Total Long Term Investments (Cost $155,203,756) .......................     170,282,083
                                                                                                     -----------
              Face
             Amount
                         dReceivables from Repurchase Agreements 5.5%
    US    $10,076,856    Joint Repurchase Agreements, 5.335%, 05/01/97,
                          (Maturity Value $9,962,649) (Cost $9,961,173)
                          Aubrey G. Lanston & Co., Inc., (Maturity Value $1,124,501)
                         Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                          Barclays de Zoete Wedd Securities, Inc., (Maturity Value $966,642)
                         Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                          Bear, Stearns & Co., Inc., (Maturity Value $1,124,501)
                         Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                          Chase Securities, Inc., (Maturity Value $562,250)
                         Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                          Citicorp Securities, Inc., (Maturity Value $562,250)
                         Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                          Daiwa Securities America, Inc., (Maturity Value $1,124,501)
                         Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
                          Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,124,501)
                         Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
                          Fuji Securities, Inc., (Maturity Value $1,124,501)
                         Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                          Sanwa Securities (USA) Co., L.P., (Maturity Value $1,124,501)
                         Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01

                          UBS Securities L.L.C., (Maturity Value $1,124,501)
                         Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99....     $ 9,961,173
                                                                                                     -----------
                         Total Investments (Cost $165,164,929) 98.8% ...........................     180,243,256
                         Other Assets and Liabilities, Net1.2%  ................................       2,246,929
                                                                                                     -----------
                         Net Assets 100.0% .....................................................    $182,490,185
                                                                                                     ===========



                         At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $165,166,747 was as follows:
                         Aggregate gross unrealized appreciation for all investments in which
                          there was an excess of value over tax cost ...........................    $ 27,619,005
                         Aggregate gross unrealized depreciation for all investments in which
                          there was an excess of tax cost over value ...........................     (12,542,496)
                                                                                                     -----------
                         Net unrealized appreciation............................................    $ 15,076,509
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership

COUNTRY LEGEND:
AT   - Austria
BR   - Brazil
CN   - China
DD   - Germany
DK   - Denmark
FR   - France
GB   - United Kingdom
GR   - Greece
HK   - Hong Kong
IR   - Indonesia
IT   - Italy
JP   - Japan
KR   - South Korea
MX   - Mexico
NO   - Norway
US   - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dFace  amount for  repurchase  agreements  is for the  underlying  collateral.
  See Note 1(i)  regarding  joint  repurchase agreements.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, April 30, 1997


                                                                                                         Value
   Shares      Franklin MidCap Growth Fund                                                             (Note 1)
                Common Stocks 83.8%

               Chemical & Materials 1.5%
      2,000    IMC Global, Inc. .................................................................       $ 73,750
      3,300    aSouthdown, Inc. .................................................................        119,213
                                                                                                     -----------
                                                                                                         192,963
                                                                                                     -----------
               aCommercial Services 4.8%
      4,500    Affiliated Computer Services, Inc. ...............................................        117,000
     11,500    CUC International, Inc. ..........................................................        242,938
      4,600    First USA Paymentech, Inc. .......................................................        110,975
      5,800    SABRE Group Holdings, Inc. .......................................................        148,625
                                                                                                     -----------
                                                                                                         619,538
                                                                                                     -----------
               aCommunications Equipment 2.0%
      5,900    FORE Systems, Inc. ...............................................................         89,975
      5,100    Newbridge Networks Corp. .........................................................        161,925
                                                                                                     -----------
                                                                                                         251,900
                                                                                                     -----------
               Computer Hardware 1.0%
      4,400    aKomag, Inc. .....................................................................        124,300
                                                                                                     -----------
               Computer Services 1.0%
      2,000    aComputer Sciences Corp. .........................................................        125,000
                                                                                                     -----------
               Consumer Products 1.1%
      8,400    aGaloob Toys, Inc. ...............................................................        141,750
                                                                                                     -----------
               Cosmetics 1.0%
      2,800    Estee Lauder Cos., Class A .......................................................        128,100
                                                                                                     -----------
               aEducation 1.9%
      2,600    Apollo Group, Inc. ...............................................................         69,875
      2,100    DeVry, Inc. ......................................................................         46,200
      5,500    Education Management Corp. .......................................................        121,000
                                                                                                     -----------
                                                                                                         237,075
                                                                                                     -----------
               Electronic Components/Technology 6.9%
      6,000    aAdaptec, Inc. ...................................................................        222,000
      3,100    aAltera Corp. ....................................................................        153,644
      6,666    aAnalog Devices, Inc. ............................................................        178,316
      3,700    Linear Technology Corp. ..........................................................        185,925
      3,100    aXilinx, Inc. ....................................................................        151,900
                                                                                                     -----------
                                                                                                         891,785
                                                                                                     -----------

               Engineering & Construction 2.1%
     10,875    Clayton Homes, Inc. ..............................................................      $ 152,250
      5,850    Granite Construction, Inc. .......................................................        116,269
                                                                                                     -----------
                                                                                                         268,519
                                                                                                     -----------
               Finance 6.6%
      1,900    BankBoston Corp. .................................................................        138,225
      5,500    Countrywide Credit Industries, Inc. ..............................................        149,188
      5,000    EVEREN Capital Corp. .............................................................        118,125
     10,100    aHomeSide, Inc. ..................................................................        161,600
      1,500    Republic New York Corp. ..........................................................        137,438
      3,800    eScor (France)....................................................................        148,407
                                                                                                     -----------
                                                                                                         852,983
                                                                                                     -----------
               aGaming & Lodging 6.1%
      7,700    CapStar Hotel Co. ................................................................        218,488
      3,000    Circus Circus Enterprises, Inc. ..................................................         72,375
      9,500    Host Marriott Corp. ..............................................................        165,063
      8,400    Mirage Resorts, Inc. .............................................................        169,050
      9,300    Prime Hospitality Corp. ..........................................................        154,613
                                                                                                     -----------
                                                                                                         779,589
                                                                                                     -----------
               aHealthcare Services 2.9%
      5,600    HEALTHSOUTH Rehabilitation Corp. .................................................        110,600
      6,000    Medic Computer Systems, Inc. .....................................................         93,750
      2,100    PacifiCare Health Systems, Inc., Class B .........................................        168,525
                                                                                                     -----------
                                                                                                         372,875
                                                                                                     -----------
               Leisure 3.3%
      4,500    Callaway Golf Co. ................................................................        134,438
      7,400    aCannondale Corp. ................................................................        144,300
      5,700    K2, Inc. .........................................................................        148,913
                                                                                                     -----------
                                                                                                         427,651
                                                                                                     -----------
               Manufacturing - Diversified 2.6%
      1,000    Butler Manufacturing Co. .........................................................         33,250
      7,500    aGentex Corp. ....................................................................        135,000
      7,350    Mark IV Industries, Inc. .........................................................        170,888
                                                                                                     -----------
                                                                                                         339,138
                                                                                                     -----------
               Medical Technology Supplies 1.2%
      6,800    Mentor Corp. .....................................................................        157,250
                                                                                                     -----------

               Oil & Gas 8.2%
      5,700    aBarrett Resources Corp. .........................................................      $ 186,675
     10,900    aCairn Energy USA, Inc. ..........................................................        121,263
      4,000    Devon Energy Corp. ...............................................................        132,000
      1,950    aDiamond Offshore Drilling, Inc. .................................................        125,531
      7,000    aMarine Drilling Cos., Inc. ......................................................        110,250
      2,100    Transocean Offshore, Inc. ........................................................        127,313
      7,000    aVarco International, Inc. .......................................................        161,000
      3,000    aWeatherford Enterra, Inc. .......................................................         95,250
                                                                                                     -----------
                                                                                                       1,059,282
                                                                                                     -----------
               Paper & Forest Products 1.1%
      3,200    Bowater, Inc. ....................................................................        138,400
                                                                                                     -----------
               aRetail 4.3%
      2,900    AnnTaylor Stores Corp. ...........................................................         70,325
     10,000    Cost Plus, Inc. ..................................................................        165,000
      1,800    Guitar Center, Inc. ..............................................................         25,425
      3,000    Safeway, Inc. ....................................................................        133,875
      7,500    Stage Stores, Inc. ...............................................................        155,625
                                                                                                     -----------
                                                                                                         550,250
                                                                                                     -----------
               Restaurants 1.3%
      5,500    aStarbucks Corp. .................................................................        164,313
                                                                                                     -----------
               Technology Services 6.2%
      3,850    Adobe Systems, Inc. ..............................................................        150,631
      3,000    aBMC Software, Inc. ..............................................................        129,750
      7,400    aCognex Corp. ....................................................................        182,225
      2,000    aParametric Technology Corp. .....................................................         90,500
      4,711    aSterling Commerce, Inc. .........................................................        121,897
      4,000    aSynopsys, Inc. ..................................................................        127,500
                                                                                                     -----------
                                                                                                         802,503
                                                                                                     -----------
               aTelecommunications 3.1%
      5,482    Cable & Wireless Communications, Plc., ADR .......................................        131,561
     10,800    ICG Communications, Inc. .........................................................        113,400
      3,750    Tellabs, Inc. ....................................................................        149,531
                                                                                                     -----------
                                                                                                         394,492
                                                                                                     -----------
               Temporary Staffing 2.7%
      6,200    Norrell Corp. ....................................................................        163,525
      4,600    aRobert Half International, Inc. .................................................        180,550
                                                                                                     -----------
                                                                                                         344,075
                                                                                                     -----------
               aTextiles & Apparel 2.9%
      4,200    Designer Holdings, Ltd. ..........................................................       $ 34,125
      3,000    Donna Karan International, Inc. ..................................................         30,375
      3,400    Jones Apparel Group, Inc. ........................................................        141,950
      4,100    Tommy Hilfiger Corp. .............................................................        162,975
                                                                                                     -----------
                                                                                                         369,425
                                                                                                     -----------
               Tobacco 0.9%
      5,000    aConsolidated Cigar Holdings, Inc. ...............................................        115,000
                                                                                                     -----------
               Transportation 4.0%
      7,800    Expeditors International of Washington, Inc. .....................................        195,000
      5,000    Illinois Central Corp. ...........................................................        166,250
      6,800    Pittston Burlington Group.........................................................        154,700
                                                                                                     -----------
                                                                                                         515,950
                                                                                                     -----------
               Utilities 1.8%
      3,600    aAES Corp. .......................................................................        234,900
                                                                                                     -----------
               Water Treatment 1.3%
      5,500    aUS Filter Corp. .................................................................        167,056
                                                                                                     -----------
               Total Long Term Investments (Cost $9,571,641) ....................................     10,766,062
                                                                                                     -----------
    Face
   Amount
               dReceivables from Repurchase Agreements 15.9%
$ 2,072,011    Joint Repurchase Agreements, 5.335%, 05/01/97 (Maturity Value $2,048,998)
                (Cost $2,048,694)
                Aubrey G. Lanston & Co., Inc., (Maturity Value $231,274)
               Collateral: U.S. Treasury Notes, 5.000% - 7.500%, 03/31/98 - 10/31/99
                Barclays de Zoete Wedd Securities, Inc., (Maturity Value $198,806)
               Collateral: U.S. Treasury Notes, 6.250% - 6.375%, 07/31/98 - 04/30/99
                Bear Stearns & Co., Inc., (Maturity Value $231,274)
               Collateral: U.S. Treasury Notes, 5.750% - 6.375%, 09/30/97 - 05/15/99
                Chase Securties, Inc., (Maturity Value $115,637)
               Collateral: U.S. Treasury Notes, 5.250%, 01/31/01
                Citicorp Securities, Inc., (Maturity Value $115,637)
               Collateral: U.S. Treasury Notes, 5.250% - 8.500%, 12/31/97 - 01/31/02
                Daiwa Securities America, Inc., (Maturity Value $231,274)
               Collateral: U.S. Treasury Notes, 5.250% - 7.875%, 10/31/97 - 12/31/01
               Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $231,274)
               Collateral: U.S. Treasury Notes, 4.750% - 7.750%, 08/31/98 - 05/31/01

                Fuji Securities, Inc., (Maturity Value $231,274)
               Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                Sanwa Securities (USA) Co., L.P., (Maturity Value $231,274)
               Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
                UBS Securities L.L.C., (Maturity Value $231,274)
               Collateral: U.S. Treasury Notes, 6.000% - 8.250%, 07/15/98 - 08/15/99 ............    $ 2,048,694
                                                                                                     -----------
               Total Investments (Cost $11,620,335)99.7% ........................................     12,814,756
               Other Assets and Liabilities, Net 0.3% ...........................................         37,863
                                                                                                     -----------
               Net Assets 100.0% ................................................................    $12,852,619
                                                                                                     ===========

               At April 30, 1997 the net unrealized appreciation based on the cost of investments for income tax purposes of $11,631,938 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was
                an excess of value over tax cost ................................................    $ 1,766,824
               Aggregate gross unrealized depreciation for all investments in which there was
                an excess of tax cost over value ................................................       (584,006)
                                                                                                     -----------
               Net unrealized appreciation ......................................................    $ 1,182,818
                                                                                                     ===========

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership

aNon-income producing.
dFace  amount for  repurchase  agreements  is for the  underlying  collateral.
  See Note 1(i)  regarding  joint  repurchase agreements.
eSecurities traded in foreign currency and valued in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, April 30, 1997

             Shares/
            Warrants                                                                                    Value
 Country*   & Rights       Franklin Natural Resources Fund                                            (Note 1)
                              Common Stocks, Warrants & Rights 91.7%

                           Chemicals 7.9%
    US           2,400     Avery Dennison Corp. .................................................       $ 88,200
    US          16,000     Cabot Corp. ..........................................................        352,000
    US           2,000     DuPont (EI) De Nemours & Co. .........................................        212,250
    US          17,000     Hanna (M.A.) Co. .....................................................        354,875
    US          15,500     IMC Global, Inc. .....................................................        571,563
    US          19,364     aMillennium Chemicals, Inc. ..........................................        343,711
    US          16,000     Monsanto Co. .........................................................        684,000
    CA           6,885     Potash Corp. of Saskatchewan, Inc. ...................................        529,284
    US          10,500     Praxair, Inc. ........................................................        542,063
                                                                                                     -----------
                                                                                                       3,677,946
                                                                                                     -----------
                           Engineering & Construction/Basic Materials 2.2%
    US          17,400     aDONCASTERS, Plc., ADR ...............................................        391,500
    US           6,400     Lone Star Industries, Inc. ...........................................        252,800
    US           9,500     Roper Industries, Inc. ...............................................        388,313
                                                                                                     -----------
                                                                                                       1,032,613
                                                                                                     -----------
                           Forest Products and Paper 3.0%
    US          50,800     aAsia Pulp & Paper Co., Ltd., ADR ....................................        679,450
    US           5,600     Bowater, Inc. ........................................................        242,200
    US           5,400     Champion International Corp. .........................................        251,100
    US           3,500     Willamette Industries, Inc. ..........................................        223,125
                                                                                                     -----------
                                                                                                       1,395,875
                                                                                                     -----------
                           Iron/Steel 7.2%
    US          12,200     Carpenter Technology Corp. ...........................................        495,625
    US          45,500     aGibraltar Steel Corp. ...............................................      1,114,750
    US          19,000     J&L Specialty Steel, Inc. ............................................        237,500
    US           2,100     Nucor Corp. ..........................................................        104,475
    US          12,300     Pohang Iron & Steel Co., Ltd., ADR ...................................        296,738
    US          17,600     aUCAR International, Inc. ............................................        739,200
    US          18,000     Worthington Industries, Inc. .........................................        339,750
                                                                                                     -----------
                                                                                                       3,328,038
                                                                                                     -----------
                           Metal - Diversified 8.0%
    US           1,800     Aluminum Co. of America (ALCOA).......................................        125,775
    ES          35,000     Asturiana De Zinc, SA ................................................        538,627
    AU       1,313,000     bAustral Coal Holdings ...............................................        460,774
    US          11,700     Freeport-McMoran Copper & Gold, Inc., Class A.........................        327,600
    US           8,000     Freeport-McMoran Copper & Gold, Inc., Class B.........................        233,000
    US          25,700     Oregon Metallurgical Corp. ...........................................        591,100
    AU          50,000     Orogen Minerals, Inc. ................................................        115,262
                           Metal - Diversified (cont.)
    US           3,800     cOrogen Minerals, Ltd., GDR ..........................................       $ 87,599
    AU         140,000     Pasminco, Ltd. .......................................................        266,396
    US          13,500     a,cRMI Titanium Co. ..................................................        288,563
    CA          30,000     Tenke Mining Corp. ...................................................        103,082
    CA           4,500     Tenke Mining Corp., warrants..........................................             --
    US          22,800     a,cTitanium Metals Corp. .............................................        589,950
                                                                                                     -----------
                                                                                                       3,727,728
                                                                                                     -----------
                           Mining - Precious Metals 12.4%
    AU         125,000     aAcacia Resources, Ltd. ..............................................        186,189
    US          13,400     cAshanti Goldfields Co., Ltd., GDR ...................................        159,125
    CA          80,000     Asquith Resources, Inc. ..............................................         62,994
    CA         305,800     cAsquith Resources, warrants .........................................        240,796
    CA           7,300     aBRE-X Minerals, Ltd. ................................................         18,185
    CA          19,000     aCampbell Resources, Inc., warrants ..................................          4,157
    US          31,500     aCanyon Resources Corp. ..............................................         80,719
    US          14,000     Canyon Resources Corp., units ........................................         35,875
    US           8,500     Compania de Minas Buenaventura, SA, ADR ..............................        184,875
    PE           3,699     Compania de Minas Buenaventure, SA, Class A ..........................         34,769
    PE           1,235     aompania de Minas Buenaventure, SA, rights ...........................         13,393
    CA          45,700     Dayton Mining Corp. ..................................................        189,742
    US           7,200     De Beers Consolidated Mines, AG, ADR .................................        259,088
    AU         700,000     Equinox Resources, NL.................................................        256,570
    CA           5,400     cEuro-Nevada Mining...................................................        155,009
    CA           1,200     cFranco-Nevada Mining Corp. ..........................................         55,836
    CA         184,100     aGeomaque Explorations, Ltd. .........................................        421,719
    US          17,200     Getchell Gold Corp. ..................................................        660,050
    AU          59,800     Great Central Mines, NL ..............................................        114,815
    CA          22,300     aGreenstone Resources, Ltd. ..........................................        210,716
    AU         153,000     Helix Resources, NL ..................................................        176,589
    AU         366,310     aLeo Shield Exploration ..............................................        199,966
    CA         124,300     Minefinders Corp. ....................................................        444,898
    US           8,200     Newmont Mining Corp. .................................................        283,925
    CA          45,700     Pangea Goldfields, Inc. ..............................................        163,571
    CA             600     Placer Dome, Inc. ....................................................          9,825
    CA         103,000     cRio Narcea Gold Mines, Ltd. .........................................        398,153
    US          24,500     Santa Fe Pacific Gold Corp. ..........................................        361,375
    AU          35,000     Sons of Gwalia, Ltd. .................................................        154,215
    CA         100,000     a,cWilliam Resources, Inc. ...........................................         74,806

                           Mining - Precious Metals (cont.)
    CA         173,000     Williams Resources, Inc., warrants ...................................      $ 157,278
    CA           9,300     aWilliams Resources, Inc., legend shares .............................          8,455
                                                                                                     -----------
                                                                                                       5,777,678
                                                                                                     -----------
                           Oil/Gas Distribution 3.2%
    US           8,100     aAES Corp. ...........................................................        528,525
    US           2,000     aAES China Generating Co., Ltd., Class A .............................         37,000
    US          12,800     Enron Global Power & Pipelines, L.L.C. ...............................        377,600
    US          11,400     New Jersey Resources Corp. ...........................................        329,175
    US           6,600     Pacific Enterprises ..................................................        202,125
                                                                                                     -----------
                                                                                                       1,474,425
                                                                                                     -----------
                           Oil/Gas - Domestic 4.0%
    US           4,000     Atlantic Richfield Co. (ARCO).........................................        544,500
    US           7,600     Occidental Petroleum Corp. ...........................................        168,150
    US          18,300     Total Petroleum of North America, Ltd. ...............................        183,000
    US          15,200     Ultramar Diamond Shamrock Corp. ......................................        488,300
    US          12,400     Unocal Corp. .........................................................        472,750
                                                                                                     -----------
                                                                                                       1,856,700
                                                                                                     -----------
                           Oil/Gas - Equipment & Services 15.8%
    US           2,500     aAtwood Oceanics, Inc. ...............................................        153,125
    US          12,000     aCoflexip, SA, ADR ...................................................        324,000
    CA          10,000     Computalog, Ltd. .....................................................        104,692
    US           9,900     aDiamond Offshore Drilling, Inc. .....................................        637,313
    CA          17,500     aDreco Energy Services, Ltd. .........................................        555,625
    US           9,400     aENSCO International, Inc. ...........................................        446,500
    US           5,900     aFalcon Drilling Cos., Inc. ..........................................        225,675
    US          21,500     Noble Drilling Corp. .................................................        373,563
    US          50,000     Parker Drilling Co. ..................................................        387,500
    US          20,000     Rowan Cos., Inc. .....................................................        360,000
    CA          35,000     Ryan Energy Technologies, Inc. .......................................        139,053
    US          10,700     aSmith International, Inc. ...........................................        506,913
    GB          12,300     Stolt Comex Seaway, SA ...............................................        226,013
    CA          27,000     Tesco Corp. ..........................................................        326,640
    US          10,500     Tidewater, Inc. ......................................................        421,313
    US          10,000     Transocean Offshore, Inc. ............................................        606,250
    US          26,600     aTuboscope Vetco International Corp. .................................        372,400
    US          31,600     aVarco International, Inc. ...........................................        726,800

                           Oil/Gas - Equipment & Services (cont.)
    US           6,500     aWeatherford Enterra, Inc. ...........................................      $ 206,375
    US           4,000     aWestern Atlas, Inc. .................................................        248,000
                                                                                                     -----------
                                                                                                       7,347,750
                                                                                                     -----------
                           Oil/Gas - Exploration 22.8%
    CA         146,500     aAbacan Resources Corp. ..............................................        949,086
    US          27,600     aBarrett Resources Corp. .............................................        903,900
    US          86,100     aCairn Energy USA, Inc. ..............................................        957,863
    US           5,000     aDenbury Resources, Inc. .............................................         67,500
    US          35,000     Devon Energy Corp. ...................................................      1,155,000
    US          19,800     Enron Oil & Gas Co. ..................................................        368,775
    US          40,000     aHouston Exploration Co. .............................................        500,000
    US         111,000     Hugoton Engery Corp. .................................................      1,207,125
    US           5,000     Nuevo Energy Co. .....................................................        171,875
    US          46,000     Oryx Energy Co. ......................................................        920,000
    US          29,500     Petsec Energy, Ltd., ADR .............................................        634,250
    CA          53,000     aPinnacle Resources, Ltd. ............................................        813,809
    CA         114,800     Summit Resources, Ltd. ...............................................        534,164
    US          96,600     Titan Exploration, Inc. ..............................................        724,500
    US          24,600     United Meridian Corp. ................................................        698,025
                                                                                                     -----------
                                                                                                      10,605,872
                                                                                                     -----------
                           Oil/Gas - International 3.4%
    US          10,700     Repsol, SA, ADR.......................................................        448,063
    US           2,100     Royal Dutch Petroleum Co., New York Shares............................        378,525
    US           8,640     Total, SA, ADR........................................................        359,640
    US          13,500     YPF, SA, ADR..........................................................        372,931
                                                                                                     -----------
                                                                                                       1,559,159
                                                                                                     -----------
                           Real Estate Investment Trusts 1.8%
    US           7,000     FelCor Suite Hotels, Inc. ............................................        251,125
    US           4,400     Kilroy Realty Corp. ..................................................        103,400
    US           3,400     OMEGA Healthcare Investors, Inc. .....................................        104,125
    US           9,000     Storage Trust Realty..................................................        216,000
    US          12,200     Winston Hotels, Inc. .................................................        155,550
                                                                                                     -----------
                                                                                                         830,200
                                                                                                     -----------
                           Total Common Stocks (Cost $40,959,006)................................     42,613,984
                                                                                                     -----------

                              Convertible Preferred Stocks 1.1%
    US           4,600     Timet Capital Trust $46.50 cvt., pfd. ................................      $ 213,900
    US          14,000     USX Corp., $21.00 cvt., pfd. .........................................        294,000
                                                                                                     -----------
                           Total Convertible Preferred Stocks (Cost $526,650)....................        507,900
                                                                                                     -----------
               Face
              Amount
                           Convertible Bonds 1.7%
    US       $ 800,000     cDayton Mining Corp., cvt. sub. deb., 7.00%, 04/01/02 (Cost $800,000)         788,000
                                                                                                     -----------
                                 Total Long Term Investments (Cost $42,285,656) .................     43,909,884
                                                                                                     -----------
                           dReceivables from Repurchase Agreements 5.7%
    US      $2,704,727     Joint Repurchase Agreements, 5.335%, 05/01/97
                            (Maturity Value $2,674,669) (Cost $2,674,273)
                            Aubrey G. Lanston & Co., Inc., (Maturity Value $301,894)
                           Collateral: U.S. Treasury Notes, 5.000% - 7.500%, 03/31/98 - 10/31/99
                            Barclays de Zoete Wedd Securities, Inc., (Maturity Value $259,517)
                           Collateral: U.S. Treasury Notes, 6.250% - 6.375%, 07/31/98 - 04/30/99
                            Bear Stearns & Co., Inc., (Maturity Value $301,894)
                           Collateral: U.S. Treasury Notes, 5.750% - 6.375%, 09/30/97 - 05/15/99
                            Chase Securities, Inc., (Maturity Value $150,947)
                           Collateral: U.S. Treasury Notes, 5.250%, 01/31/01
                            Citicorp Securities, Inc., (Maturity $150,947)
                           Collateral: U.S. Treasury Notes, 5.250% - 8.500%, 12/31/97 - 01/31/02
                            Daiwa Securities America, Inc., (Maturity Value $301,894)
                           Collateral: U.S. Treasury Notes, 5.250% - 7.875%, 10/31/97 - 12/31/01
                            Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $301,894)
                           Collateral: U.S. Treasury Notes, 4.750% - 7.750%, 08/31/98 - 05/31/01
                            Fuji Securities, Inc., (Maturity Value $301,894)
                           Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                            Sanwa Securities (USA) Co., L.P., (Maturity Value $301,894)
                           Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
                            UBS Securities L.L.C., (Maturity Value $301,894)
                           Collateral: U.S. Treasury Notes, 6.000% - 8.250%, 07/15/98 - 08/15/99.      2,674,273
                                                                                                     -----------
                           Total Investments (Cost $44,959,929)100.2% ...........................     46,584,157
                           Liabilities in Excess of Other Assets(0.2%)...........................        (74,952)
                                                                                                     -----------
                           Net Assets 100.0% ....................................................    $46,509,205
                                                                                                     ===========


                           At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $45,075,306 was as follows:
                           Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost...........................    $ 4,332,493
                           Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value...........................     (2,823,642)
                                                                                                     -----------
                           Net unrealized appreciation...........................................    $ 1,508,851
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership


COUNTRY LEGEND:
AU   - Australia
CA   - Canada
ES   - Spain
GB   - United Kingdom
PE   - Peru
US   - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-Income producing.
bSee Note 7 regarding restricted securities.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dFace  amount for  repurchase  agreements  is for the  underlying  collateral.
  See Note 1(i)  regarding  joint  repurchase agreements.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, April 30, 1997


                                                                                                       Value
    Shares         Franklin Small Cap Growth Fund                                                    (Note 1)
                      Common Stocks 89.1%
                   Commercial Services 1.5%
      432,250      aLabor Ready, Inc. ........................................................       $ 3,836,219
      560,600      Norrell Corp. .............................................................        14,785,825
                                                                                                     -----------
                                                                                                      18,622,044
                                                                                                     -----------
                   Consumer Durables 5.1%
      333,400      aBelmont Homes, Inc. ......................................................         2,500,500
      509,300      a,gCannondale Corp. .......................................................         9,931,350
      712,500      Clayton Homes, Inc. .......................................................         9,975,000
      665,100      aGaloob Toys, Inc. ........................................................        11,223,563
      405,000      K2, Inc. ..................................................................        10,580,625
      250,000      Oakwood Homes .............................................................         5,062,500
      435,500      aRockShox, Inc. ...........................................................         6,559,719
      659,500      aSouthern Energy Homes, Inc. ..............................................         6,842,313
                                                                                                     -----------
                                                                                                      62,675,570
                                                                                                     -----------
                   aConsumer Non-Durables 3.1%
      574,000      gConsolidated Cigar Holdings, Inc. ........................................        13,202,000
    1,033,300      Designer Holdings, Ltd. ...................................................         8,395,563
      442,200      Donna Karan International, Inc. ...........................................         4,477,275
      312,900      Tommy Hilfiger Corp. ......................................................        12,437,775
                                                                                                     -----------
                                                                                                      38,512,613
                                                                                                     -----------
                   aConsumer Services 5.1%
      200,000      Apollo Group, Inc. ........................................................         5,375,000
      614,900      CapStar Hotel Co. .........................................................        17,447,788
      174,300      DeVry, Inc. ...............................................................         3,834,600
    1,004,300      Prime Hospitality Corp. ...................................................        16,696,488
      345,600      Starbucks Corp. ...........................................................        10,324,800
      489,400      Vail Resorts, Inc. ........................................................         9,971,525
                                                                                                     -----------
                                                                                                      63,650,201
                                                                                                     -----------
                   Electronic Technology 8.0%
       35,500      aATL Products, Inc., Class A ..............................................           270,688
      450,000      aCognex Corp. .............................................................        11,081,250
      360,000      aCoherent, Inc. ...........................................................        14,940,000
      301,000      aKomag, Inc. ..............................................................         8,503,250
      407,100      Logicon, Inc. .............................................................        16,182,225
      346,600      aNatural Microsystems Corp. ...............................................         7,278,600
      403,400      aNewbridge Networks Corp. .................................................        12,807,950
       57,200      aOverland Data, Inc. ......................................................           307,450
    1,050,000      a,gSpectralink Corp. ......................................................         3,675,000
                   Electronic Technology (cont.)
      481,800      aTekelec...................................................................      $ 11,081,400
      480,000      aTracor, Inc. .............................................................        10,440,000
      650,000      aVisioneer, Inc. ..........................................................         2,275,000
                                                                                                     -----------
                                                                                                      98,842,813
                                                                                                     -----------
                   Energy Minerals 9.2%
      915,000      a,eAbacan Resource Corp. (Canada) .........................................         5,927,735
       30,000      aAbacan Resource Corp. ....................................................           193,125
      309,500      aAtwood Oceanics, Inc. ....................................................        18,956,875
      540,000      aBarrett Resources Corp. ..................................................        17,685,000
      776,700      aCairn Energy USA, Inc. ...................................................         8,640,788
      245,000      aCliffs Drilling Co. ......................................................        14,945,000
      264,500      Devon Energy Corp. ........................................................         8,728,500
      336,000      aInput/Output, Inc. .......................................................         4,704,000
      643,000      aMarine Drilling Cos., Inc. ...............................................        10,127,250
      886,900      aTitan Exploration, Inc. ..................................................         6,651,750
      780,000      aVarco International, Inc. ................................................        17,940,000
                                                                                                     -----------
                                                                                                     114,500,023
                                                                                                     -----------
                   Finance 6.2%
      255,400      Chartwell Re Corp. ........................................................         6,512,700
      350,000      EVEREN Capital Corp. ......................................................         8,268,750
      100,000      Executive Risk, Inc. ......................................................         4,525,000
      941,100      aHomeSide, Inc. ...........................................................        15,057,600
      400,000      IPC Holdings, Ltd. ........................................................         9,200,000
      571,900      aRisk Capital Holdings, Inc. ..............................................        10,866,100
      311,000      eScor (France).............................................................        12,145,940
      274,200      aSilicon Valley Bancshares ................................................         9,597,000
                                                                                                     -----------
                                                                                                      76,173,090
                                                                                                     -----------
                   aHealth Services 4.9%
      509,950      Access Health, Inc. .......................................................         7,266,788
      485,000      gAmisys Managed Care Systems...............................................         9,093,750
      807,500      Capstone Pharmacy Services, Inc. ..........................................         6,813,281
       84,000      Enterprise Systems, Inc. ..................................................         1,953,000
      655,100      Medic Computer Systems, Inc. ..............................................        10,235,938
      346,800      Renal Care Group, Inc. ....................................................        10,404,000
      105,000      Total Renal Care Holdings, Inc. ...........................................         3,373,125
      975,000      gTransition Systems, Inc. .................................................        11,700,000
                                                                                                     -----------
                                                                                                      60,839,882
                                                                                                     -----------
                   Health Technology 6.0%
      537,800      aDepoTech Corp. ...........................................................       $ 7,865,325
      399,200      aInhale Therapeutic Systems ...............................................         7,385,200
      700,000      Mentor Corp. ..............................................................        16,187,500
      475,000      aNeurogen Corp. ...........................................................         6,768,750
      347,400      aNoven Pharmaceutical, Inc. ...............................................         2,605,500
    1,250,000      a,gOrthoLogic Corp. .......................................................         7,187,500
      531,200      a,gPenederm, Inc. .........................................................         5,710,400
      176,700      aPharmacopeia, Inc. .......................................................         2,473,800
      738,900      a,gSerologicals Corp. .....................................................        11,914,763
      189,200      aVertex Pharmaceuticals, Inc. .............................................         6,007,100
                                                                                                     -----------
                                                                                                      74,105,838
                                                                                                     -----------
                   Industrial Services 0.4%
       83,400      Butler Manufacturing Co. ..................................................         2,773,050
       74,800      aWaters Corp. .............................................................         2,215,950
                                                                                                     -----------
                                                                                                       4,989,000
                                                                                                     -----------
                   Non-Energy Minerals 2.1%
      209,100      Carpenter Technology Corp. ................................................         8,494,688
      663,800      a,gGibraltar Steel Corp. ..................................................        16,263,100
       54,100      aSteel Dynamics, Inc. .....................................................         1,054,950
                                                                                                     -----------
                                                                                                      25,812,738
                                                                                                     -----------
                   Process Industries 2.1%
      400,000      ChemFirst, Inc. ...........................................................         9,250,000
      389,100      aUCAR International, Inc. .................................................        16,342,200
                                                                                                     -----------
                                                                                                      25,592,200
                                                                                                     -----------
                   Producer and Manufacturing 2.9%
       26,500      aDONCASTERS, Plc., ADR ....................................................           596,250
      378,200      Easco, Inc. ...............................................................         2,978,325
      637,300      aGentex Corp. .............................................................        11,471,400
      678,600      JLG Industries, Inc. ......................................................         8,482,500
      304,300      Roper Industries, Inc. ....................................................        12,438,254
                                                                                                     -----------
                                                                                                      35,966,729
                                                                                                     -----------
                   Real Estate Investment Trust 2.3%
      282,900      Arden Realty Group, Inc. ..................................................         7,037,138
      275,000      FelCor Suite Hotels, Inc. .................................................         9,865,625
       55,400      Kilroy Realty Corp. .......................................................         1,301,900
      150,000      OMEGA Healthcare Investors, Inc. ..........................................         4,593,750
      490,500      Winston Hotels, Inc. ......................................................         6,253,875
                                                                                                     -----------
                                                                                                      29,052,288
                                                                                                     -----------
                   aRetail 0.9%
      220,000      AnnTaylor Stores Corp. ....................................................       $ 5,335,000
      442,100      Guitar Center, Inc. .......................................................         6,244,663
                                                                                                     -----------
                                                                                                      11,579,663
                                                                                                     -----------
                   Semiconductors and Equipment 8.7%
      459,400      aAdaptec, Inc. ............................................................        16,997,800
      265,000      aAltera Corp. .............................................................        13,134,063
      100,000      aC-Cube Microsystems, Inc. ................................................         2,462,500
      419,700      aEtec Systems, Inc. .......................................................        12,223,763
      288,900      aLattice Semiconductor Corp. ..............................................        16,142,288
      330,000      Linear Technology Corp. ...................................................        16,582,500
      121,300      aNeoMagic Corp. ...........................................................         1,417,694
      802,000      aSierra Semiconductor Corp. ...............................................        13,533,750
      370,000      aUniphase Corp. ...........................................................        14,707,500
                                                                                                     -----------
                                                                                                     107,201,858
                                                                                                     -----------
                   aTechnology Services 10.4%
      430,600      Affiliated Computer Services, Inc. ........................................        11,195,600
      240,000      Arbor Software Corp. ......................................................         5,970,000
      235,000      Broderbund Software, Inc. .................................................         4,406,250
      478,100      Business Objects, SA, ADR .................................................         4,302,900
      112,600      Electronic Arts, Inc. .....................................................         2,716,475
      501,200      First USA Paymentech, Inc. ................................................        12,091,450
      527,900      FORE Systems, Inc. ........................................................         8,050,475
      217,700      Forrester Research, Inc. ..................................................         3,973,025
      417,100      HNC Software, Inc. ........................................................        11,053,150
      611,300      Integrated Systems, Inc. ..................................................         5,883,763
      110,000      International Network Services ............................................         2,255,000
      640,000      Phoenix Technologies, Ltd. ................................................         7,280,000
      320,000      Remedy Corp. ..............................................................        10,360,000
      347,000      Sapient Corp. .............................................................        12,448,625
      100,000      Software Artistry, Inc. ...................................................           762,500
      196,849      Sterling Commerce, Inc. ...................................................         5,093,468
      450,000      Synopsys, Inc. ............................................................        14,343,750
      173,500      Transaction Systems Architects, Inc. ......................................         5,205,000
       75,000      XcelleNet, Inc. ...........................................................           890,625
                                                                                                     -----------
                                                                                                     128,282,056
                                                                                                     -----------
                   Transportation 3.8%
      474,000      Air Express International Corp. ...........................................        16,234,500
      280,500      aAtlantic Coast Airlines, Inc. ............................................         3,436,125
                   Transportation (cont.)
      620,000      Expeditors International of Washington, Inc. ..............................      $ 15,500,000
      485,500      Harper Group, Inc. ........................................................        11,409,250
                                                                                                     -----------
                                                                                                      46,579,875
                                                                                                     -----------
                   aUtilities and Communication 6.4%
      525,900      Cable & Wireless Communications, Plc., ADR.................................         8,757,988
      525,800      Comnet Cellular, Inc. .....................................................        13,539,350
      402,500      HSN, Inc. .................................................................         9,458,750
      860,000      ICG Communications, Inc. ..................................................         9,030,000
      377,200      Millicom International Cellular, SA .......................................        17,162,600
      513,300      Primus Telecommunications Group, Inc. .....................................         4,748,025
      528,000      gRural Cellular Corp., Class A.............................................         5,016,000
    1,094,800      gWestern Wireless Corp., Class A ..........................................        11,221,700
                                                                                                     -----------
                                                                                                      78,934,413
                                                                                                     -----------
                   Total Long Term Investments (Cost $1,116,787,829) .........................     1,101,912,894
                                                                                                     -----------
     Face
    Amount
                   dReceivables from Repurchase Agreement 12.0%
$ 150,235,132      Joint Repurchase Agreements, 5.335%, 05/01/97 (Maturity Value $148,540,665)
                    (Cost $148,518,655)
                    Aubrey G. Lanston & Co., Inc., (Maturity Value $16,766,033)
                   Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                    Barclays de Zoete Wedd Securities, Inc., (Maturity Value $14,412,400)
                   Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                    Bear, Stearns & Co., Inc., (Maturity Value $16,766,033)
                   Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                    Chase Securities, Inc., (Maturity Value $8,383,017)
                   Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                    Citicorp Securities, Inc., (Maturity Value $8,383,017)
                   Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                    Daiwa Securities America, Inc., (Maturity Value $16,766,033)
                   Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $16,766,033)
                   Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
                    Fuji Securities, Inc., (Maturity Value $16,766,033)
                   Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                    Sanwa Securities (USA) Co., L.P., (Maturity Value $16,766,033)
                   Collateral: U.S. Treasury Notes, 5.375 % - 9.125%, 05/31/98 - 12/31/01

                    UBS Securities L.L.C., (Maturity Value $16,766,033)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99........     $ 148,518,655
                                                                                                     -----------
                   Total Investments (Cost $1,265,306,484)101.1% .............................     1,250,431,549
                   Liabilities in Excess of Other Assets(1.1%)................................       (14,137,803)
                                                                                                     -----------
                   Net Assets 100%............................................................    $1,236,293,746
                                                                                                     ===========


                   At April 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $1,265,831,628 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which
                    there was an excess of value over tax cost ...............................     $ 101,858,923
                   Aggregate gross unrealized depreciation for all investments in which
                    there was an excess of tax cost over value ...............................      (117,259,002)
                                                                                                     -----------
                   Net unrealized depreciation ...............................................     $ (15,400,079)
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership

aNon-income producing.
dFace  amount for  repurchase  agreements  is for the  underlying  collateral.
  See Note 1(i)  regarding  joint  repurchase agreements.
eSecurities traded in foreign currency and valued in U.S. dollars.
gSee Note 8 regarding holdings of 5% voting securities.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, April 30, 1997


               Shares                                                                                   Value
 Country*    & Warrants     Franklin Strategic Income Fund                                            (Note 1)
                             Common Stocks and Warrants 0.1%
                             Media and Broadcasting
    US            1,600      aSullivan Broadcast Holdings .......................................       $ 15,400
                                                                                                     -----------
                             Metals and Mining
    US              200      aGulf States Steel, warrants .......................................            950
                                                                                                     -----------
                             Wireless Communications
    US              400      aWireless One, Inc., warrants ......................................              4
                                                                                                     -----------
                             Total Common Stocks and Warrants (Cost $17,004).....................         16,354
                                                                                                     -----------
                             Preferred Stocks 3.7%
                             Cable Television 0.3%
    US            1,129      Cablevision Systems, 11.125%, pfd., PIK ............................        104,150
                                                                                                     -----------
                             Financial Services 1.2%
    US            1,000      California Federal Bank, 11.50%, pfd. ..............................        113,750
    US            3,000      a,cSinclair Capital, 11.625%, pfd. .................................        300,000
                                                                                                     -----------
                                                                                                         413,750
                                                                                                     -----------
                             Forest and Paper 0.8%
    US          300,000      cAsia Pulp & Paper Fin. II Mauritius, Ltd., 12.00%, pfd. ...........        283,500
                                                                                                     -----------
                             Health Care 0.3%
    US              100      aFresenius Medical Care, pfd. ......................................         99,000
                                                                                                     -----------
                             Media and Broadcasting 1.1%
    US              126      PanAmSat Corp., L.P., 12.75%, pfd., PIK ............................        151,014
    US              219      Time Warner, Inc., 10.25%, pfd. ....................................        237,049
                                                                                                     -----------
                                                                                                         388,063
                                                                                                     -----------
                             Total Preferred Stocks (Cost $1,250,551) ...........................      1,288,463
                                                                                                     -----------
                             Convertible Preferred Stocks 2.5%
                             Media and Broadcasting 0.4%
    US           20,000      Triathlon Broadcasting, 9.00%, cvt., pfd. ..........................        162,500
                                                                                                     -----------
                             Telecommunications 2.1%
    US            7,200      Nortel Inversora, cvt., pfd. .......................................        342,000
    US            6,700      Salomon, Inc., 6.25%, cvt., pfd. ...................................        375,200
                                                                                                     -----------
                                                                                                         717,200
                                                                                                     -----------
                             Total Convertible Preferred Stocks (Cost $931,123) .................        879,700
                                                                                                     -----------
                Face
               Amount
                             High Yield Corporate Bonds 26.9%
                             Automotive 2.5%
    US        $ 200,000      Aetna Industries, Inc., senior notes, 11.875%, 10/01/06.............        210,000
    US          100,000      Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06......        110,000
                             Automotive (cont.)
    US        $ 300,000      iHarvard Industries, Inc., senior notes, 11.125%, 08/01/05 .........      $ 139,500
    US          100,000      cKey Plastics, Inc., senior sub. notes, 10.25%, 03/15/07............        102,000
    US          200,000      cLDM Technologies, Inc., senior sub. notes, 10.75%, 01/15/07........        207,000
    US          100,000      cSafelite Glass Corp., senior sub. notes, 9.875%, 12/15/06 .........        101,500
                                                                                                     -----------
                                                                                                         870,000
                                                                                                     -----------
                             Broadcasting 0.6%
    US          100,000      Jacor Communications Co., senior sub. notes, 9.75%, 12/15/06........        102,250
    US          100,000      Sullivan Broadcast Holdings, senior deb., 13.25%, 12/15/06..........        118,000
                                                                                                     -----------
                                                                                                         220,250
                                                                                                     -----------
                             Cable Television 1.6%
    US          150,000      Bell Cablemedia, Plc., senior disc. notes, zero coupon to 07/15/99,
                              (original accretion rate 11.95%), 11.95% thereafter, 07/15/04......        133,125
    US          150,000      cDiamond Cable Communications, senior notes, zero coupon to 12/15/00,
                              (original accretion rate 11.75%), 11.75% thereafter, 12/15/05......        104,250
    US          150,000      cDiamond Cable Communications, senior notes, zero coupon to 02/15/02,
                              (original accretion rate 10.75%), 10.75% thereafter, 02/15/07......         88,500
    US          100,000      Rogers Cablesystems, Inc., guaranteed notes, 9.625%, 08/01/02 ......        103,000
    US          400,000      Wireless One, Inc., senior disc. notes, zero coupon to 08/01/01,
                              (original accretion rate 13.50%), 13.50% thereafter, 08/01/06......        114,000
                                                                                                     -----------
                                                                                                         542,875
                                                                                                     -----------
                             Consumer Products 0.9%
    US          100,000      E&S Holdings Corp., senior sub. notes, 10.375%, 10/01/06 ...........        103,000
    US          100,000      Herff Jones, Inc., senior sub. notes, 11.00%, 08/15/05 .............        105,500
    US          100,000      Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ....................        102,750
                                                                                                     -----------
                                                                                                         311,250
                                                                                                     -----------
                             Containers and Packaging 1.8%
    US          300,000      cAnchor Glass, 11.25%, 04/01/05 ....................................        309,000
    US          100,000      Owens-Illinois, Inc., senior sub. deb., 10.50%, 06/15/02 ...........        105,875
    US          100,000      Riverwood International, senior notes, 10.25%, 04/01/06 ............         94,250
    US          100,000      U.S. Can Corp., senior sub. notes, Series B, 10.125%, 10/15/06 .....        104,500
                                                                                                     -----------
                                                                                                         613,625
                                                                                                     -----------
                             Energy 1.8%
    US          200,000      Abraxas Petroleum Corp., senior notes, Series B, 11.50%, 11/01/04...        212,000
    US          100,000      AES China Generating Co., Ltd., 10.125%, 12/15/06 ..................        104,000
    US          100,000      Dawson Production Services, senior notes, 9.375%, 02/01/07..........         99,000

                             Energy (cont.)
    US        $ 100,000      Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ...............      $ 100,750
    US          100,000      Gulf Canada Resources, Ltd., senior sub. deb., 9.25%, 01/15/04 .....        103,250
                                                                                                     -----------
                                                                                                         619,000
                                                                                                     -----------
                             Financial 1.1%
    US          200,000      First Nationwide Escrow Corp., senior sub. notes, 10.625%, 10/01/03         212,000
    US          150,000      Homeside Finance, Inc., senior notes, 11.25%, 05/15/03 .............        170,250
                                                                                                     -----------
                                                                                                         382,250
                                                                                                     -----------
                             Food and Beverages 1.2%
    US          100,000      Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 .....        108,500
    US          100,000      cDelta Beverage Group, senior notes, 9.75%, 12/15/03 ...............        102,000
    US          100,000      Doane Products Co., senior notes, 10.625%, 03/01/06 ................        103,750
    US          100,000      International Home Foods, senior sub. notes, 10.375%, 11/01/06 .....        102,250
                                                                                                     -----------
                                                                                                         416,500
                                                                                                     -----------
                             Food Retailing 0.9%
    US          100,000      Dominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05 .......        109,750
    US          200,000      Smiths Food & Drug, senior sub. notes, 11.25%, 05/15/07.............        224,000
                                                                                                     -----------
                                                                                                         333,750
                                                                                                     -----------
                             Forest and Paper Products 1.5%
    US          200,000      Four M Corp., senior notes, Series B, 12.00%, 06/01/06 .............        198,000
    US          100,000      Rapp International Finance, 13.25%, 12/15/05........................        102,500
    US          100,000      S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04 ...............        110,500
    US          100,000      Tjiwi Kimia International, 13.25%, 08/01/01 ........................        111,500
                                                                                                     -----------
                                                                                                         522,500
                                                                                                     -----------
                             Gaming and Hotels 1.3%
    US          200,000      AMF Group, Inc., senior disc. notes, zero coupon to 03/15/00,
                              (original accretion rate 12.25%), 12.25% thereafter, 03/15/06......        135,000
    US          100,000      Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ...................        113,500
    US          100,000      Players International, Inc., senior notes, 10.875%, 04/15/05 .......        104,250
    US          100,000      Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ................        114,000
                                                                                                     -----------
                                                                                                         466,750
                                                                                                     -----------
                             Health Care 0.9%
    US          200,000      Tenet Healthcare Corp., senior sub. notes, 8.625%, 01/15/07.........        197,500
    US          100,000      Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 .......        109,250
                                                                                                     -----------
                                                                                                         306,750
                                                                                                     -----------

                             Industrial 2.0%
    US        $ 100,000      cAllied Waste North America, senior sub notes, 10.25%, 12/01/06.....      $ 104,500
    US          150,000      American Standard, Inc., senior sub. deb., zero coupon to 06/01/98,
                              (original accretion rate 10.50%), 10.50% thereafter, 06/01/05......        145,500
    US          150,000      cDerlan Manufacturing, Inc., senior notes, 10.00%, 01/15/07.........        146,250
    US          100,000      cIntertek Finance, Plc., senior sub. notes, 10.25%, 11/01/06 .......        103,000
    US          100,000      L3 Communications Corp., senior sub. notes, 10.375%, 05/01/07.......        103,000
    US          100,000      Newport News Shipbuilding, senior sub. notes, 9.25%, 12/01/06 .....         102,750
                                                                                                     -----------
                                                                                                         705,000
                                                                                                     -----------
                             Information Systems and Technology 0.3%
    US          100,000      cCelestica International, Inc., senior sub. notes, 10.50%, 12/31/06         105,500
                                                                                                     -----------
                             Lodging 0.9%
    US          300,000      cPrime Hospitality Corp., senior sub. notes, 9.75%, 04/01/07........        306,000
                                                                                                     -----------
                             Media 0.6%
    US          100,000      American Media Operation, senior sub. notes, 11.625%, 11/15/04 .....        107,500
    US          100,000      Hollinger International Publishing, senior sub. notes, 9.25%, 02/01/06       98,750
                                                                                                     -----------
                                                                                                         206,250
                                                                                                     -----------
                             Metals and Mining 1.6%
    US          100,000      Acme Metals, Inc., guaranteed senior secured disc. notes,
                              zero coupon to 08/01/97, (original accretion rate 13.50%),
                              13.50% thereafter, 08/01/04........................................        106,750
    US          100,000      AK Steel Holding Corp., senior notes, 9.125%, 12/15/06 .............         99,625
    US          200,000      Gulf States Steel, first mortgage, 13.50%, 04/15/03 ................        189,000
    US          100,000      cNeenah Corp., senior sub. notes, 11.125%, 05/01/07.................        103,000
    US           50,000      Ucar Global Enterprises, Inc., senior sub. notes, 12.00%, 01/15/05 .         56,250
                                                                                                     -----------
                                                                                                         554,625
                                                                                                     -----------
                             Telecommunications 0.6%
    US          300,000      Teleport Communications Group, Inc., senior disc. notes,
                              zero coupon to 07/01/01, original accretion rate 11.125%),
                              11.125% thereafter, 07/01/07.......................................        207,750
                                                                                                     -----------
                             Textiles and Apparel 0.3%
    US          100,000      cCollins & Aikman Floor Coverings, senior sub. notes, 10.00%, 01/15/07       99,000
                                                                                                     -----------
                             Transportation 0.6%
    US          100,000      Howmet Corp., senior sub. notes, 10.00%, 12/01/03 ..................        108,750
    US          100,000      cLoomis Fargo & Co., senior sub. notes, 10.00%, 01/15/04 ...........        101,750
                                                                                                     -----------
                                                                                                         210,500
                                                                                                     -----------
                             Utilities - Electric 0.3%
    US          100,000      El Paso Electric Co., first mortgage, Series E, 9.40%, 05/01/11.....        106,500
                                                                                                     -----------
                             Wireless Communications 3.6%
    US        $ 300,000      Arch Communications Group, senior discount notes,
                              zero coupon to 03/15/01, (original accretion rate 10.875%),
                              10.875% thereafter, 03/15/08.......................................      $ 138,000
    LU          300,000      Millicom International Cellular, SA, senior disc. notes,
                              zero coupon to 06/01/01, (original accretion rate 13.50%),
                              13.50% thereafter, 06/01/06........................................        209,250
    US          300,000      Orion Network Systems, Inc., SA, senior disc. notes,  zero coupon to
                              01/15/02, (original accretion rate 12.50%), 12.50% thereafter, 01/15/07    153,000
    US          400,000      Paging Network, Inc., senior sub. notes, 10.125%, 08/01/07..........        362,000
    US          300,000      Sprint Spectrum, L.P., senior disc. notes, zero coupon to 8/01/01,
                              (original accretion rate 12.50%), 12.50% thereafter, 08/15/06......        208,500
    US          200,000      Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06...............        204,000
                                                                                                     -----------
                                                                                                       1,274,750
                                                                                                     -----------
                             Total High Yield Corporate Bonds (Cost $9,107,845) .................      9,381,375
                                                                                                     -----------
                             Convertible Bonds 6.4%
                             Consumer Products 0.8%
    US          300,000      cRent Way, Inc., cvt. sub notes, 7.00%, 02/01/07....................        270,000
                                                                                                     -----------
                             Financial Services 0.8%
    US          250,000      Banco De Galicia, cvt., 7.00%, 08/01/02 ............................        286,875
                                                                                                     -----------
                             Health Care 1.1%
    US          400,000      cUS Diagnostic Labs, Inc., cvt., sub. deb., 9.00%, 03/31/03 ........        388,000
                                                                                                     -----------
                             cInformation Technology 1.8%
    US           90,000      Adaptec, Inc., cvt. sub notes, 4.75%, 02/01/04 .....................         89,550
    US          300,000      Dovatron International, Inc., cvt., sub. notes, 6.00%, 10/15/02 ....        312,000
    US          250,000      HMT Technology Corp., cvt., sub. notes, 5.75%, 01/15/04 ............        203,125
    US           25,000      SCI Systems, Inc., cvt., sub. notes, 5.00%, 05/01/06 ...............         35,278
                                                                                                     -----------
                                                                                                         639,953
                                                                                                     -----------
                             Metals and Mining 1.1%
    US          400,000      cDayton Mining Corp., cvt., sub. deb., 7.00%, 04/01/02 .............        394,000
                                                                                                     -----------
                             Retail 0.8%
    US          300,000      Michaels Stores, Inc., cvt., sub. notes, 6.75%, 01/15/03 ...........        262,875
                                                                                                     -----------
                             Total Convertible Bonds (Cost $2,370,546) ..........................      2,241,703
                                                                                                     -----------
                             Emerging Market Bonds 11.7%
    US           30,000      Bancomer, SA, 8.00%, 07/07/98 ......................................         30,150
    US          100,000      Bridas Corp., senior notes, 12.50%, 11/15/99 .......................        110,000
    US          100,000      cCemex, SA, 10.75%, 07/15/00 .......................................        105,375
    US        $ 120,000      Centrais Eletricas Brasileiras, SA, 10.00%, 10/30/98 ...............      $ 123,750
    US          100,000      cIndustrias Metalurgicas Pescarm, senior notes, 11.75%, 03/27/98 ...        102,875
    US          130,000      Philippine Long Distance Telephone Co., 9.25%, 06/30/06 ............        135,688
    US          200,000      cPoland Communications, Inc., senior notes, 9.875%, 11/01/03 .......        196,000
    US           43,000      Polysindo International Finance, guaranteed, 11.375%, 06/15/06 .....         45,634
    US          275,000      Republic of Argentina, 9.25%, 02/23/01..............................        284,281
    US           50,000      Republic of Argentina, 11.00%, 10/09/06 ............................         53,875
    US          350,000      Republic of Argentina, Global, 11.375%, 01/30/17....................        371,875
    US          345,000      Republic of Brazil, 8.875%, 11/05/01................................        351,038
    US          360,000      Republic of Brazil, 6.9375%, 04/15/12 ..............................        287,550
    US          130,000      Republic of Brazil, 6.50%, 04/15/24 ................................        104,813
    US          150,000      Republic of Bulgaria, Series A, 6.5625%, 07/28/24 ..................         96,750
    US          225,000      Republic of Bulgaria, Series PDI, 6.5625%, 07/28/11.................        141,328
    US           75,000      Republic of Ecuador, 6.4375%, 02/28/25 .............................         50,156
    US           50,000      Republic of Poland, 6.50%, 10/27/24 ................................         48,563
    US          250,000      Republic of Venezuela, 6.50%, 12/18/07..............................        221,250
    US          250,000      Republic of Venezuela, 6.75%, 03/31/20 .............................        181,875
    US          125,000      SEI Holdings IX, Inc., senior notes, 11.00%, 11/30/00 ..............        132,500
    US          240,000      United Mexican States, 9.75%, 02/06/01..............................        250,800
    US          100,000      United Mexican States, 9.875%, 01/15/07.............................        104,375
    US          375,000      United Mexican States, 11.375%, 09/15/16 ...........................        395,625
    US          150,000      United Mexican States, 11.50%, 05/15/26 ............................        159,188
                                                                                                     -----------
                             Total Emerging Market Bonds (Cost $3,963,278) ......................      4,085,314
                                                                                                     -----------
                             hForeign Government Bonds 21.3%
    AU          543,000      Australian Government, Series 101, 8.75%, 01/15/01..................        447,328
    DD          255,000      Bundesobligation, Series 110, 5.375%, 02/22/99......................        151,837
    DD          515,000      Bundesobligation, Series 118, 5.25%, 02/21/01.......................        306,799
    IT          355,000      Buoni Poliennali del Tesoro, 10.50%, 04/15/98 ......................        213,433
    IT          260,000      Buoni Poliennali del Tesoro, 12.00%, 01/17/99 ......................        163,586
    IT          105,000      Buoni Poliennali del Tesoro, 8.50%, 08/01/99 .......................         63,131
    IT          625,000      Buoni Poliennali del Tesoro, 10.50%, 07/15/00 ......................        400,312
    DD          630,000      German Unity Fund, 8.75%, 08/20/01..................................        421,589
    CA          935,000      Government of Canada, 10.50%, 07/01/00 .............................        763,187
    CA          935,000      Government of Canada, 10.50%, 03/01/01..............................        775,319
    JP       40,000,000      IBRD - Global Bond, 5.25%, 03/20/02 ................................        368,539
    JP       38,000,000      Japan Development Bank, 6.50%, 09/20/01.............................        361,714
    NG          155,000      Netherlands Government, 7.00%, 03/15/99 ............................         84,186
    ES           59,040      Spanish Government, 12.25%, 03/25/00 ...............................        473,475
    ES           67,300      Spanish Government, 10.10%, 02/28/01................................        526,552
    SE          400,000      Swedish Government, 13.00%, 06/15/01................................         63,730
    SE        $ 300,000      Swedish Government, 10.25%, 05/05/03 ...............................       $ 45,079
    DD          915,000      Treuhandanstalt, 7.75%, 10/02/02 ...................................        596,349
    GB          320,000      United Kingdom Treasury, 10.00%, 02/26/01...........................        565,234
    GB          385,000      fUnited Kingdom Treasury, 7.00%, 11/06/01...........................        620,972
                                                                                                     -----------
                             Total Foreign Government Bonds (Cost $7,604,378) ...................      7,412,351
                                                                                                     -----------
                             U.S. Government Securities 1.9%
    US          400,000      U.S. Treasury Bonds, 7.125%, 02/15/23 ..............................        402,750
    US          250,000      U.S. Treasury Notes, 6.75%, 05/31/97 ...............................        250,313
                                                                                                     -----------
                             Total U.S. Government Securities (Cost $657,069) ...................        653,063
                                                                                                     -----------
                             U.S. Government Agencies/Mortgages 4.7%
    US           22,961      FHLMC, 7.00%, 01/01/09 .............................................         22,874
    US           23,725      FHLMC, 6.00%, 04/01/09 .............................................         22,793
    US           23,300      FHLMC, 6.00%, 01/01/11..............................................         22,262
    US           37,713      FHLMC, 6.50%, 04/01/11..............................................         36,728
    US           48,466      FHLMC, 7.00%, 09/01/11..............................................         48,095
    US           48,843      FHLMC, 7.00%, 04/01/24 .............................................         47,760
    US           41,475      FHLMC, 7.50%, 04/01/24 .............................................         41,478
    US           28,437      FHLMC, 8.50%, 12/01/24 .............................................         29,620
    US           18,647      FHLMC, 9.00%, 12/01/24 .............................................         19,665
    US           27,761      FHLMC, 7.00%, 11/01/25..............................................         27,056
    US           27,640      FHLMC, 8.00%, 11/01/25..............................................         28,148
    US           38,397      FHLMC, 6.50%, 12/01/25..............................................         36,412
    US           35,810      FHLMC, 7.50%, 01/01/26..............................................         35,733
    US           25,228      FHLMC, 8.00%, 01/01/26..............................................         25,692
    US           49,580      FHLMC, 6.50%, 03/01/26..............................................         46,974
    US           30,092      FHLMC, 7.00%,09/01/26...............................................         29,287
    US           75,542      FHLMC, 7.50%, 01/01/27..............................................         75,293
    US           36,191      FNMA, 7.50%, 10/01/07 ..............................................         36,603
    US           30,742      FNMA, 6.50%, 02/01/09 ..............................................         30,070
    US           23,994      FNMA, 6.50%, 04/01/11 ..............................................         23,343
    US           37,146      FNMA, 6.50%, 01/01/24 ..............................................         35,345
    US           23,004      FNMA, 7.00%, 05/01/24 ..............................................         22,447
    US           36,035      FNMA, 8.00%, 01/01/25 ..............................................         36,707
    US           20,693      FNMA, 9.00%, 03/01/25 ..............................................         21,714
    US           17,428      FNMA, 9.00%, 05/01/25 ..............................................         18,288
    US           23,742      FNMA, 8.50%, 07/01/25 ..............................................         24,633
    US           48,315      FNMA, 7.00%, 01/01/26 ..............................................         47,032
    US           57,767      FNMA, 7.00%, 03/01/26  .............................................         56,102
    US           39,587      FNMA, 7.50%, 03/01/26 ..............................................         39,407
    US         $ 24,524      FNMA, 8.00%, 05/01/26 ..............................................       $ 24,923
    US           23,667      FNMA, 8.00%, 06/01/26 ..............................................         24,052
    US           39,580      FNMA, 7.50%, 08/01/26 ..............................................         39,401
    US           24,880      FNMA, 7.50%, 10/01/26 ..............................................         24,767
    US           65,388      FNMA, 8.00%, 01/01/27 ..............................................         66,396
    US           20,548      GNMA, SF, 7.50%, 09/15/23 ..........................................         20,518
    US           48,564      GNMA, SF, 6.50%, 03/15/24 ..........................................         46,040
    US           44,383      GNMA, SF, 8.00%, 06/15/24 ..........................................         45,179
    US           18,396      GNMA, SF, 8.50%, 08/15/24 ..........................................         19,107
    US            4,963      GNMA, SF, 9.00%, 01/15/25 ..........................................          5,225
    US           22,531      GNMA, SF, 8.00%, 02/15/25 ..........................................         22,902
    US           17,821      GNMA, SF, 9.50%, 06/15/25 ..........................................         19,208
    US           23,924      GNMA, SF, 7.50%, 01/15/26 ..........................................         23,778
    US           24,235      GNMA, SF, 7.50%, 01/15/26 ..........................................         24,087
    US           23,973      GNMA, SF, 7.50%, 02/15/26 ..........................................         23,826
    US           25,067      GNMA, SF, 7.00%, 03/15/26...........................................         24,303
    US           75,603      GNMA, SF, 8.00%, 06/15/26...........................................         76,833
    US           40,059      GNMA, SF, 9.00%, 03/15/26 ..........................................         42,130
    US           24,873      GNMA, SF, 8.50%, 07/15/26 ..........................................         25,766
    US           56,290      GNMA 2, 7.00%, 09/20/25.............................................         54,406
                                                                                                     -----------
                             Total U.S. Government Agencies/Mortgages (Cost $1,632,100)..........      1,640,408
                                                                                                     -----------
                             Total Long Term Investments (Cost $27,533,894) .....................     27,598,731
                                                                                                     -----------
                             dReceivables from Repurchase Agreements 18.7%
    US        6,596,021      Joint Repurchase Agreements, 5.335%, 05/01/97
                              (Maturity Value $6,521,683) (Cost $6,520,716)
                              Aubrey G. Lanston & Co., Inc., (Maturity Value $736,113)
                             Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                              Barclays de Zoete Wedd Securities, Inc., (Maturity Value $632,778)
                             Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                              Bear, Stearns & Co,. Inc., (Maturity Value $736,113)
                             Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                              Chase Securities, Inc., (Maturity Value $368,057)
                             Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                              Citicorp Securities, Inc., (Maturity Value $368,057)
                             Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                              Daiwa Securities America, Inc., (Maturity Value $736,113)
                             Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
                              Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $736,113)
                             Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01

                              Fuji Securities, Inc., (Maturity Value $736,113)
                             Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                              Sanwa Securities (USA) Co., L.P., (Maturity Value $736,113)
                               Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
                              UBS Securities L.L.C., (Maturity Value $736,113)
                             Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99
                                                                                                     $ 6,520,716
                                                                                                     -----------
                             Total Investments (Cost $34,054,610) 97.9% .........................     34,119,447
                             Other Assets and Liabilities, Net 2.1%  ............................        744,452
                                                                                                     -----------
                             Net Assets 100.0% ..................................................    $34,863,899
                                                                                                     ===========


                             At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $34,098,914 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                              there was an excess of value over tax cost ........................      $ 729,311
                             Aggregate gross unrealized depreciation for all investments in which
                              there was an excess of tax cost over value ........................       (708,778)
                                                                                                     -----------
                             Net unrealized appreciation ........................................       $ 20,533
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
FHLMC    - Federal Home Loan Mortgage Corp.
FNMA     - Federal National Mortgage Association
GNMA     - Government National Mortgage Association
L.L.C.   - Limited Liability Corp.
L.P.     - Limited Partnership
PIK      - Payment-in-Kind
SF       - Single Family

COUNTRY LEGEND:
AU   - Australia
CA   - Canada
DD   - Germany
ES   - Spain
GB   - United Kingdom
IT   - Italy
JP   - Japan
LU   - Luxembourg
NG   - Netherlands
SE   - Sweden
US   - United States

*Securities are traded in currency of country indicated and valued in U.S.
 dollars.
aNon-income producing.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dFace  amount for  repurchase  agreements  is for the  underlying  collateral.
 See Note 1(i)  regarding  joint  repurchase agreements.
fSee Note 1(f) regarding securities purchased on a when-issued or delayed delivery basis.
hFace amount is stated in foreign currency.
iSee Note 10 regarding defaulted securities.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
April 30, 1997


                                                         Franklin      Franklin       Franklin        Franklin
                                                           Blue       California    Global Health      Global
                                                         Chip Fund    Growth Fund     Care Fund    Utilities Fund
                                                         --------      ---------     ----------      ----------
Assets:
 Investments in securities:
At cost - unaffiliated issuers......................   $4,636,276   $251,549,991    $148,773,830    $155,203,756
At cost - affiliated issuers........................           --             --       9,435,115              --
                                                         ========      =========     ==========      ==========
At value - unaffiliated issuers.....................    4,923,328    261,134,980     135,137,921    170,282,083
At value - affiliated issuers.......................            --             --      7,282,500              --
 Receivables from repurchase agreements,
 at value and cost..................................      653,624     50,887,880      20,523,389      9,961,173
 Cash...............................................        5,049      1,636,352          32,501      1,135,174
 Foreign currencies (Cost $1,950 and $153,
 respectively)......................................        1,940              --             --            138
 Receivables:
Dividends and interest..............................        9,370        244,873          42,233        708,868
Investment securities sold..........................       11,052              --      1,908,061        585,829
Capital shares sold.................................       16,253      1,393,892         342,753        245,724
  From affiliates...................................       13,629              --             --             --
                                                         --------      ---------     ----------      ----------
Total assets........................................    5,634,245    315,297,977     165,269,358    182,918,989
                                                         --------      ---------     ----------      ----------
Liabilities:
 Payables:
Investment securities purchased:
 Regular delivery...................................       18,934       5,979,910      3,903,540             --
 When-issued basis (Note 1).........................            --      1,215,996             --             --
Capital shares repurchased..........................            --       147,196         219,580         77,883
Management fees.....................................            --       127,330          77,488         83,822
Distribution fees...................................        2,037        174,570         110,585        116,582
Shareholder servicing costs.........................           928        42,660          34,986         22,600
Other payables to shareholders......................         8,119        144,559        152,940        109,352
 Accrued expenses and other liabilities.............         4,283         11,250         18,167         18,565
                                                         --------      ---------     ----------      ----------
Total liabilities...................................       34,301      7,843,471       4,517,286        428,804
                                                         --------      ---------     ----------      ----------
Net assets, at value................................   $5,599,944   $307,454,506    $160,752,072   $182,490,185
                                                         ========      =========     ==========      ==========

                                                         Franklin      Franklin       Franklin        Franklin
                                                           Blue       California    Global Health      Global
                                                         Chip Fund    Growth Fund     Care Fund    Utilities Fund
                                                         --------      ---------     ----------      ----------
Net assets consist of:
 Undistributed net investment income................     $ 12,294      $ 667,621             $--    $ 1,924,489
 Unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies .....      287,020      9,584,989     (15,789,350)    15,078,002
 Undistributed net realized gain from investments ..       15,519      2,511,305       7,087,677     10,947,934
 Class I capital shares.............................    5,285,111    269,193,505     158,247,644    146,197,521
 Class II capital shares............................            --     25,497,086     11,206,101      8,342,239
                                                         --------      ---------     ----------      ----------
Net assets, at value................................   $5,599,944   $307,454,506    $160,752,072   $182,490,185
                                                         ========      =========     ==========      ==========
Class I shares:
 Net assets, at value...............................   $5,599,944   $282,898,484    $150,652,678   $174,023,386
                                                         ========      =========     ==========      ==========
 Shares outstanding.................................      516,168     14,617,798       9,348,985     12,036,730
                                                         ========      =========     ==========      ==========
 Net asset value per share*.........................        $10.85         $19.35            $16.11       $14.46
                                                         ========      =========     ==========      ==========
 Maximum offering price per share (100/95.5
 of net asset value per share)......................        $11.36         $20.26            $16.87       $15.14
                                                         ========      =========     ==========      ==========
Class II shares:
 Net assets, at value...............................            --  $ 24,556,022    $ 10,099,394    $ 8,466,799
                                                         ========      =========     ==========      ==========
 Shares outstanding.................................            --     1,274,090         628,581        589,033
                                                         ========      =========     ==========      ==========
 Net asset value per share*.........................            --         $19.27            $16.07       $14.37
                                                         ========      =========     ==========      ==========
 Maximum offering price per share (100/99 of
 net asset value per share).........................            --         $19.46            $16.23       $14.52
                                                         ========      =========     ==========      ==========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
April 30, 1997

                                                                       Franklin
                                                        Franklin        Natural        Franklin        Franklin
                                                         MidCap        Resources       Small Cap       Strategic
                                                       Growth Fund       Fund         Growth Fund     Income Fund
                                                        ---------      ---------     ------------      ---------
Assets:
 Investments in securities:
At cost - unaffiliated issuers.....................   $ 9,571,641    $42,285,656    $ 994,879,197   $27,533,894
At cost - affiliated issuers.......................            --             --      121,908,632            --
                                                        =========      =========     ============      =========
At value - unaffiliated issuers....................    10,766,062     43,909,884      996,997,331    27,598,731
At value - affiliated issuers......................            --             --      104,915,563            --
 Receivables from repurchase agreements,
 at value and cost ................................     2,048,694      2,674,273      148,518,655     6,520,716
 Cash..............................................         7,499             --        1,828,738       787,056
 Foreign currencies (Cost $617,368)................            --             --               --       615,695
 Receivables:
Dividends and interest.............................           500         38,109          363,910       551,589
Investment securities sold.........................       386,951         13,092        4,802,965       178,944
Capital shares sold................................         1,217         65,700        8,086,045       224,219
  From affiliates..................................            --         42,120               --        39,154
 Unrealized gain on forward foreign currency
 contracts (Note 1)................................            --             --               --        71,128
                                                        ---------      ---------     ------------      ---------
Total assets.......................................    13,210,923     46,743,178    1,265,513,207    36,587,232
                                                        ---------      ---------     ------------      ---------
Liabilities:
 Payables:
Investment securities purchased:
 Regular delivery..................................       329,589         16,180       25,960,249        997,831
 When-issued basis (Note 1)........................            --             --               --        615,380
  Capital shares repurchased.......................        13,838         56,572          470,862        12,113
Management fees....................................         6,659             --          461,035             --
Distribution fees..................................         4,689         29,573          876,971        10,434
Shareholder servicing costs........................         1,000          7,500          138,675         2,100
Other payables to shareholders.....................           236         37,296        1,212,441        80,693
 Accrued expenses and other liabilities............         2,293         86,852           99,228         4,782
                                                        ---------      ---------     ------------      ---------
Total liabilities..................................       358,304        233,973       29,219,461     1,723,333
                                                        ---------      ---------     ------------      ---------
Net assets, at value...............................   $12,852,619    $46,509,205   $1,236,293,746   $34,863,899
                                                        =========      =========     ============      =========

                                                                       Franklin
                                                        Franklin        Natural        Franklin        Franklin
                                                         MidCap        Resources       Small Cap       Strategic
                                                       Growth Fund       Fund         Growth Fund     Income Fund
                                                        ---------      ---------     ------------      ---------
Net assets consist of:
 Undistributed net investment income...............           $--      $ 227,995              $--     $ 141,184
 Unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies.....     1,194,421      1,624,210      (14,874,935)      130,296
 Undistributed net realized gain (loss) from
 investments.......................................       186,002       (601,447)      23,016,155       164,134
 Class I capital shares............................    11,472,196     44,109,472    1,055,635,688    34,428,285
 Class II capital shares...........................            --             --      152,555,759             --
 Advisor class capital shares......................            --      1,148,975       19,961,079             --
                                                        ---------      ---------     ------------      ---------
Net assets, at value...............................   $12,852,619    $46,509,205   $1,236,293,746   $34,863,899
                                                        =========      =========     ============      =========
Class I shares:
 Net assets, at value..............................   $12,852,619    $45,386,565   $1,071,352,260   $34,863,899
                                                        =========      =========     ============      =========
 Shares outstanding................................       963,185      3,226,036       56,510,250     3,210,392
                                                        =========      =========     ============      =========
 Net asset value per share*........................           $13.34         $14.07           $18.96     $10.86
                                                        =========      =========     ============      =========
 Maximum offering price per share (100/95.5,
 100/95.5, 100/95.5 and 100/95.75 of net asset
 value per share, respectively)....................           $13.97         $14.73           $19.85      $11.34
                                                        =========      =========     ============      =========
Class II shares:
 Net assets, at value..............................            --             --    $ 146,164,291             --
                                                        =========      =========     ============      =========
 Shares outstanding................................            --             --        7,784,393             --
                                                        =========      =========     ============      =========
 Net asset value per share*........................            --             --              $18.78          --
                                                        =========      =========     ============      =========
 Maximum offering price per share (100/99 of
 net asset value per share)........................            --             --              $18.97          --
                                                        =========      =========     ============      =========
Advisor class shares:
 Net assets, at value..............................            --    $ 1,122,640     $ 18,777,195             --
                                                        =========      =========     ============      =========
 Shares outstanding................................            --         79,796          989,630             --
                                                        =========      =========     ============      =========
 Net asset value and offering price per share......            --            $14.07           $18.97          --
                                                        =========      =========     ============      =========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Operations
for the year ended April 30, 1997

                                                           Franklin     Franklin       Franklin       Franklin
                                                             Blue      California    Global Health     Global
                                                          Chip Fund*   Growth Fund     Care Fund   Utilities Fund
                                                           --------     --------      ----------     ----------
Investment income:
 Dividends+.............................................   $ 36,106    $1,741,798       $ 300,791    $ 6,273,880
 Interest ..............................................     41,262     1,447,110         806,990        452,855
                                                           --------     --------      ----------     ----------
Total Income............................................     77,368     3,188,908       1,107,781      6,726,735
                                                           --------     --------      ----------     ----------
Expenses:
 Management fees (Note 6)...............................     25,008       953,389         873,754      1,007,080
 Distribution fees - Class I (Note 6)...................      5,516       354,725         320,225        384,356
 Distribution fees - Class II (Note 6)..................         --        62,273          33,941         57,529
 Shareholder servicing costs (Note 6)...................      4,569       261,873         259,269        155,049
 Registration and filing fees ..........................     17,417        68,464          90,701         33,823
 Pricing service fees ..................................     11,690           362           1,600          2,665
 Reports to shareholders ...............................      4,825        95,218         108,882        100,385
 Professional fees .....................................      2,579         8,855           7,739          9,366
 Custodian fees.........................................        925         1,851          14,458         30,986
 Trustees' fees and expenses ...........................         19         3,519           3,691          4,502
 Other..................................................      1,596        31,256           8,613         21,294
 Management fees waived by manager (Note 6).............    (25,008)           --              --             --
 Other expenses assumed by manager (Note 6).............     (7,383)           --              --             --
                                                           --------     --------      ----------     ----------
Total expenses..........................................     41,753     1,841,785       1,722,873      1,807,035
                                                           --------     --------      ----------     ----------
 Net investment income (loss) ..........................     35,615     1,347,123        (615,092)     4,919,700
                                                           --------     --------      ----------     ----------
Realized and unrealized gain (loss) from investments
 and foreign currencies:
  Net realized gain (loss) on:
 Investments............................................     15,519     5,419,170       9,012,901     20,165,041
 Foreign currency transactions..........................       (501)           --         (10,576)       (60,507)
Net unrealized appreciation (depreciation) on:
 Investments............................................    287,052    (1,845,799)    (33,435,746)    (3,840,353)
 Translation of assets and liabilities denominated
 in foreign currencies..................................        (32)           --            (826)        31,546
                                                           --------     --------      ----------     ----------
Net realized and unrealized gain (loss) from investments
 and foreign currencies ................................    302,038     3,573,371     (24,434,247)    16,295,727
                                                           --------     --------      ----------     ----------
Net increase (decrease) in net assets resulting
 from operations........................................   $337,653    $4,920,494    $(25,049,339)   $21,215,427
                                                           ========     ========      ==========     ==========

*For the periodJune 3, 1996 (effective date) to April 30, 1997.

+Net of foreign taxes and fees withheld of $3,619, $35,653, and $355,980 for the Blue Chip Fund, the Global Health Care Fund, and the Global Utilities Fund, respectively.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Operations (cont.)
for the year ended April 30, 1997

                                                                          Franklin
                                                             Franklin      Natural      Franklin       Franklin
                                                              MidCap      Resources     Small Cap      Strategic
                                                            Growth Fund     Fund       Growth Fund    Income Fund
                                                             ---------     -------      ---------      ---------
Investment income:
 Dividends+...............................................    $ 33,488    $265,233     $ 3,507,667     $ 124,616
 Interest ................................................      55,445     209,971       4,606,507     1,706,081
                                                             ---------     -------      ---------      ---------
Total Income..............................................      88,933     475,204       8,114,174     1,830,697
                                                             ---------     -------      ---------      ---------
Expenses:
 Management fees (Note 6).................................      68,022     175,237       3,859,067       129,938
 Distribution fees - Class I (Note 6).....................      14,535      80,769       1,643,133        30,166
 Distribution fees - Class II (Note 6)....................          --          --         772,587            --
 Shareholder servicing costs (Note 6).....................       5,212      42,588         962,139        13,496
 Registration and filing fees ............................      12,360      40,134         145,761        16,208
 Pricing service fees ....................................         260       1,792             487         1,282
 Reports to shareholders..................................       3,051      15,111         341,913        15,717
 Professional fees........................................       6,704       2,111          39,697         1,964
 Custodian fees...........................................         218       2,833          17,725         3,771
 Trustees' fees and expenses..............................         267         603          17,945           458
 Other....................................................         892       3,790         137,064         4,494
 Management fees waived by manager (Note 6)...............          --     (91,717)             --      (129,938)
 Other expenses assumed by manager (Note 6)...............          --          --              --       (39,451)
                                                             ---------     -------      ---------      ---------
Total expenses............................................     111,521     273,251       7,937,518        48,105
                                                             ---------     -------      ---------      ---------
 Net investment income (loss) ............................     (22,588)    201,953         176,656     1,782,592
                                                             ---------     -------      ---------      ---------
Realized and unrealized gain (loss) from investments
 and foreign currencies:
Net realized gain (loss) on:
 Investments .............................................     545,584      55,715      40,588,653       672,645
 Foreign currency transactions ...........................        (452)     (2,761)        (31,670)      (40,164)
  Net unrealized appreciation (depreciation) on:
 Investments .............................................      (3,730)    442,269     (72,391,160)     (323,790)
 Translation of assets and liabilities denominated
 in foreign currencies ...................................          --         (20)             --        (5,669)
                                                             ---------     -------      ---------      ---------
Net realized and unrealized gain (loss) from investments
 and foreign currencies...................................     541,402     495,203     (31,834,177)      303,022
                                                             ---------     -------      ---------      ---------
Net increase (decrease) in net assets resulting
 from operations .........................................    $518,814    $697,156    $(31,657,521)   $2,085,614
                                                             =========     =======      =========      =========

+Net of foreign taxes and fees withheld of $12,628 and $1,462 for the Natural
Resources Fund and the Small Cap Growth Fund, respectively.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended April 30, 1997 and 1996

                                            Franklin        Franklin California             Franklin Global
                                        Blue Chip Fund          Growth Fund                Health Care Fund
                                          ----------       --------------------          ---------------------
                                             1997*          1997          1996           1997           1996
                                          ----------      ---------     ---------      ---------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income (loss)..........      $ 35,615    $ 1,347,123    $ 564,403      $ (615,092)     $ 166,958
 Net realized gain from investments
 and foreign currency transactions ....        15,018      5,419,170    4,257,109       9,002,325      3,447,321
 Net unrealized appreciation (depreciation)
 on investments and translation of
 assets and liabilities denominated
 in foreign currencies.................       287,020     (1,845,799)   9,813,402     (33,436,572)    17,055,240
                                          ----------      ---------     ---------      ---------     ----------
Net increase (decrease) in net
 assets resulting from operations .....       337,653      4,920,494   14,634,914     (25,049,339)    20,669,519
Distributions to shareholders from:
 Undistributed net investment income
  (Note 12):
   Class I ............................       (22,820)      (856,516)    (443,477)       (288,917)      (164,339)
   Class II ...........................            --        (15,424)          --              --             --
 Net realized capital gains:
   Class I ............................            --     (3,662,883)  (3,902,081)     (3,142,405)    (1,815,988)
   Class II ...........................            --       (130,572)          --         (90,072)            --
Increase in net assets from capital
 share transactions (Note 4)...........     5,285,111    226,024,641   57,041,143      80,408,415     77,319,269
                                          ----------      ---------     ---------      ---------     ----------
Net increase in net assets.............     5,599,944    226,279,740   67,330,499      51,837,682     96,008,461
Net assets:
  Beginning of year....................            --     81,174,766   13,844,267     108,914,390     12,905,929
                                          ----------      ---------     ---------      ---------     ----------
  End of year..........................    $5,599,944   $307,454,506  $81,174,766    $160,752,072   $108,914,390
                                          ==========      =========     =========      =========     ==========
Undistributed net investment income
 included in net assets:
  Beginning of year....................            --      $ 192,438     $ 71,512        $ 67,625       $ 31,883
                                          ==========      =========     =========      =========     ==========
  End of year..........................      $ 12,294      $ 667,621    $ 192,438              --       $ 67,625
                                          ==========      =========     =========      =========     ==========

*For the period June 3, 1996 (effective date) to April 30, 1997.

                        The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the years ended April 30, 1997 and 1996

                                          Franklin                 Franklin MidCap          Franklin Natural
                                    Global Utilities Fund            Growth Fund             Resources Fund
                                    ---------------------        -------------------       ------------------
                                     1997          1996           1997         1996         1997         1996*
                                  ----------    ----------      ---------    --------     ---------    --------
Increase (decrease) in net assets:
Operations:
 Net investment income (loss).   $ 4,919,700    $ 3,660,182     $ (22,588)   $ 93,289     $ 201,953     $ 38,684
 Net realized gain from
 investments and foreign
 currency transactions........    20,104,534      6,558,769       545,132   1,148,280        52,954      220,235
 Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ..........    (3,808,807)    16,490,515        (3,730)    741,900       442,249    1,181,961
                                  ----------    ----------      ---------    --------     ---------    --------
Net increase in net
 assets resulting
 from operations .............    21,215,427     26,709,466       518,814   1,983,469       697,156    1,440,880
Distributions to shareholders from:
 Undistributed net investment
 income (Note 12):
   Class I ...................    (4,357,887)    (3,644,055)      (26,689)   (108,102)     (151,754)     (22,636)
   Class II ..................      (103,773)       (21,854)           --          --            --           --
 Net realized capital gains:
   Class I ...................   (13,464,544)    (3,009,080)   (1,366,521)    (66,342)     (678,900)     (33,775)
   Class II ..................      (541,655)       (22,015)           --          --            --           --
Increase in net assets from capital
 share transactions (Note 4)..     9,791,110     30,688,563     6,152,403     174,445    36,733,835    8,524,399
                                  ----------    ----------      ---------    --------     ---------    --------
Net increase in
 net assets...................    12,538,678     50,701,025     5,278,007   1,983,470    36,600,337    9,908,868
Net assets:
  Beginning of year...........   169,951,507    119,250,482     7,574,612   5,591,142     9,908,868           --
                                  ----------    ----------      ---------    --------     ---------    --------
  End of year.................  $182,490,185   $169,951,507   $12,852,619  $7,574,612   $46,509,205   $9,908,868
                                  ==========    ==========      =========    ========     =========    ========
Undistributed net investment
 income included in net assets:
  Beginning of year...........   $ 1,473,140    $ 1,475,101      $ 26,979    $ 41,792      $ 16,048           --
                                  ==========    ==========      =========    ========     =========    ========
  End of year.................   $ 1,924,489    $ 1,473,140            --    $ 26,979     $ 227,995     $ 16,048
                                  ==========    ==========      =========    ========     =========    ========

*For the period June 5, 1995 (effective date) to April 30, 1996.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the years ended April 30, 1997 and 1996

                                                             Franklin Small Cap            Franklin Strategic
                                                                 Growth Fund                   Income Fund
                                                           -----------------------        --------------------
                                                            1997            1996          1997           1996
                                                         -----------     ----------     ---------      ---------
Increase (decrease) in net assets:
Operations:
 Net investment income..............................        $ 176,656      $ 149,453  $ 1,782,592      $ 791,602
 Net realized gain from investments and
 foreign currency transactions......................       40,556,983     28,802,833      632,481        184,113
 Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies..................      (72,391,160)    50,744,410     (329,459)       337,890
                                                         -----------     ----------     ---------      ---------
Net increase (decrease) in net assets resulting
 from operations....................................      (31,657,521)    79,696,696    2,085,614      1,313,605
Distributions to shareholders from:
 Undistributed net investment income (Note 12):
  Class I...........................................       (2,394,320)       (75,813)  (1,770,285)      (703,892)
 Net realized capital gains:
  Class I...........................................      (28,319,877)   (14,723,317)    (519,339)       (93,313)
  Class II..........................................       (3,174,405)      (189,559)          --             --
Increase in net assets from capital share transactions
 (Note 4)...........................................      832,825,911    341,296,317   22,046,373      5,769,430
                                                         -----------     ----------     ---------      ---------
Net increase in net assets..........................      767,279,787    406,004,324   21,842,363      6,285,830
Net assets:
 Beginning of year..................................      469,013,959     63,009,635   13,021,536      6,735,706
                                                         -----------     ----------     ---------      ---------
 End of year........................................   $1,236,293,746   $469,013,959  $34,863,899    $13,021,536
                                                         ===========     ==========     =========      =========
Undistributed net investment income included in net assets:
 Beginning of year..................................        $ 124,074       $ 49,242     $ 59,325       $ 16,544
                                                         ===========     ==========     =========      =========
 End of year........................................               --      $ 124,074    $ 141,184       $ 59,325
                                                         ===========     ==========     =========      =========


The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is an open-end, management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended. The Trust currently consists of nine separate funds (the Funds). There are four separate diversified funds: Franklin Small Cap Growth Fund (the Small Cap Growth Fund), Franklin MidCap Growth Fund (the MidCap Growth Fund), Franklin Blue Chip Fund (the Blue Chip Fund), and Franklin MidCap Securities Fund (the MidCap Securities Fund); and five separate non-diversified funds: Franklin California Growth Fund (the California Growth Fund), Franklin Strategic Income Fund (the Strategic Income Fund), Franklin Global Health Care Fund (the Global Health Care Fund), Franklin Global Utilities Fund (the Global Utilities Fund), and Franklin Natural Resources Fund (the Natural Resources Fund). Each of the Funds issues a separate series of Trust's shares and maintains a totally separate investment portfolio. The investment objectives of the Funds are as follows:

Capital Growth               Growth and Income         Total Return
-----------------            ----------------          ----------------
Blue Chip Fund               Strategic Income Fund     Global Utilities Fund
California Growth Fund                                 Natural Resources Fund
Global Health Care Fund
MidCap Growth Fund
MidCap Securities Fund

Small Cap Growth Fund

On April 18, 1996, the Board of Trustees (the Board) approved the conversion of the MidCap Growth Fund to a retail fund effective June 1, 1996, and changed its name from the Institutional MidCap Growth Fund. The Board also approved the name change of the former MidCap Growth Fund, which has not commenced operations since the effective date of June 15, 1993, to the MidCap Securities Fund. No financial information is provided for the MidCap Securities Fund as there were no public shareholders as of April 30, 1997.

The Trust offers three classes of shares, Class I, Class II, and Advisor Class. The class of shares offered within each of the Funds are as follows:



     Class I                  Class I & Class II        Class I & Advisor Class  Class I, Class II, & Advisor Class
     -----------------        -----------------         -----------------        --------------------
     Blue Chip Fund           California Growth Fund    Natural Resources Fund   Small Cap Growth Fund
     MidCap Growth Fund       Global Health Care Fund
     MidCap Securities Fund   Global Utilities Fund
     Strategic Income Fund

Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

a. Security Valuation: (cont.)

functions, under procedures approved by the Board. Securities for which market quotations are not available, and securities restricted as to resale, are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

A portion of the distributions received from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of the REIT security are recognized by the Funds as capital gain.

Net investment income differs for financial statement and tax purposes due to differing treatments of wash sale and foreign currency transactions and tax basis mark to market of unrealized gains with respect to passive foreign investment company (PFIC) shares.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sale and foreign currency transactions.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Securities Purchased on a When-Issued Basis or Delayed Delivery Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

g. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

h. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

i. Joint Repurchase Agreements:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by underlying U.S. government securities, which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1997, all outstanding repurchase agreements held by the Funds, had been entered into on that date.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.


2. FORWARD FOREIGN CURRENCY CONTRACTS (cont.)

The Strategic Income Fund may enter into forward contracts with the objective of minimizing the risk to the Fund from adverse changes in the relationship between currencies or to enhance fund value. The Fund may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

Any gain or loss realized from a forward currency contract is recorded as a realized gain or loss from investments.

The Fund segregates in its custodian bank sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of April 30, 1997, the Strategic Income Fund had the following forward foreign currency contracts outstanding:

Contracts to Buy                                                 In Exchange for   Settlement Date   Gain (Loss)
----------------------------------------------                      -----------      ----------      ----------
    660,000   German Deutschemarks.............................   U.S. $ 383,814       7/07/97       U.S. $ (730)
    550,000   German Deutschemarks.............................          330,172       7/08/97           (10,913)
  1,507,000   German Deutschemarks.............................          884,079       7/14/97            (8,933)
    100,000   German Deutschemarks.............................           58,408       7/21/97              (307)
    650,000   German Deutschemarks.............................          381,254       7/22/97            (3,569)
                                                                    -----------                      ----------
                                                                 U.S. $2,037,727                   U.S. $(24,452)
                                                                    -----------                      ----------
Contracts to Sell
----------------------------------------------
    207,000   Australian Dollars...............................   U.S. $ 162,715      7/21/97      U.S.  $ 1,364
    570,000   Canadian Dollars.................................          410,589      7/21/97                302
    660,000   German Deutschemarks.............................          395,170      7/07/97             12,086
    550,000   German Deutschemarks.............................          330,887      7/08/97             11,628
  2,916,000   German Deutschemarks.............................        1,741,571      7/14/97             48,189
    100,000   German Deutschemarks.............................           58,653      7/21/97                552
    700,000   German Deutschemarks.............................          414,510      7/22/97              7,773
    570,000   German Deutschemarks.............................          332,804      7/22/97              1,603
  1,950,000   German Deutschemarks.............................        1,139,002      7/24/97              5,786
    225,000   German Deutschemarks.............................          130,405      8/04/97               (458)
    225,000   German Deutschemarks.............................          131,218      8/05/97                345
 95,697,000   Japanese Yen.....................................          769,454      7/18/97              6,410
                                                                    -----------                      ----------
                                                                 U.S. $6,016,978                         $95,580
                                                                    -----------                      ----------
Net unrealized appreciation.....................................................................   U.S.  $71,128
                                                                                                     ==========




3. DISTRIBUTIONS

At April 30, 1997, for tax purposes, the Funds had accumulated net realized gains as follows:

                                                Franklin     Franklin California  Franklin Global  Franklin Global
                                             Blue Chip Fund      Growth Fund     Health Care Fund  Utilities Fund
                                               ----------       ------------       ------------      -----------
Accumulated net realized gains ............        $15,519          $3,186,616        $7,234,897     $10,949,752
                                               ----------       ------------       ------------      -----------

                                                                                                      Franklin
                                             Franklin MidCap  Franklin Natural  Franklin Small Cap    Strategic
                                               Growth Fund     Resources Fund       Growth Fund      Income Fund
                                               ----------       ------------       ------------      -----------
Accumulated net realized gains ............       $197,605             $41,043       $23,497,094        $198,334
                                               ----------       ------------       ------------      -----------

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at April 30, 1997 by $675,311 in the California Growth Fund, $147,220 in the Global Health Care Fund, $1,818 in the Global Utilities Fund, $11,603 in the MidCap Growth Fund, $115,377 in the Natural Resources Fund, $525,144 in the Small Cap Growth Fund, and $44,304 in the Strategic Income Fund.

From November 1, 1996 through April 30, 1997, the Natural Resources Fund incurred $394,033 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as having arisen in the year ending April 30, 1998.


4. TRUST SHARES

At April 30, 1997, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Funds' shares for the years ended April 30, 1997 and April 30, 1996 were as follows:

                                         Franklin             Franklin California            Franklin Global
                                      Blue Chip Fund              Growth Fund               Health Care Fund
                                     ----------------        --------------------         --------------------
                                   Shares      Amount        Shares        Amount        Shares        Amount
                                   ------     ---------     --------     ----------     --------     ----------
Class I Shares:
19971
 Shares sold ...................   612,646   $6,294,403   13,366,627    $262,790,549   9,894,341    $179,514,277
 Shares issued in reinvestment
 of distributions ..............     2,160       22,245      210,190       4,152,217     173,822       3,042,776
 Shares redeemed ...............   (98,638)  (1,031,537)  (3,404,453)    (66,415,211) (6,350,088)   (113,354,739)
                                   ------     ---------     --------     ----------     --------     ----------
 Net increase ..................   516,168   $5,285,111   10,172,364    $200,527,555   3,718,075    $ 69,202,314
                                   ======     =========     ========     ==========     ========     ==========
1996
 Shares sold....................                           4,272,379     $70,851,741   5,717,773    $ 97,079,874
 Shares issued in reinvestment
 of distributions...............                             252,332       3,941,173     122,615       1,774,376
 Shares redeemed................                          (1,065,789)    (17,751,771) (1,336,633)    (21,534,981)
                                                            --------     ----------     --------     ----------
 Net increase ..................                           3,458,922     $57,041,143   4,503,755    $ 77,319,269
                                                            ========     ==========     ========     ==========


4. TRUST SHARES (cont.)
                                       Franklin California         Franklin Global
                                           Growth Fund            Health Care Fund
                                       ------------------        ------------------
                                      Shares       Amount      Shares       Amount
                                     --------     ---------    ------      ---------
Class II Shares:
19972
 Shares sold......................  1,316,359    $26,332,041   642,015   $11,438,930
 Shares issued in reinvestment
 of distributions ................      6,813        135,235     4,570        79,609
 Shares redeemed..................    (49,082)      (970,190)  (18,004)     (312,438)
                                     --------     ---------    ------      ---------
 Net increase ....................  1,274,090    $25,497,086   628,581   $11,206,101
                                     ========     =========    ======      =========

                                          Franklin Global          Franklin MidCap          Franklin Natural
                                          Utilities Fund             Growth Fund             Resources Fund
                                       --------------------       -----------------        -------------------
                                      Shares        Amount       Shares     Amount       Shares        Amount
                                     --------     ----------     -------   --------     --------     ----------
Class I Shares:
1997
 Shares sold .....................   2,133,940    $31,224,215   436,500   $6,261,329    4,011,712    $57,583,589
 Shares issued in reinvestment
 of distributions ................   1,052,925     14,710,262    99,179    1,337,419       53,467        756,742
 Shares redeemed .................  (2,859,257)   (41,909,958) (104,275)  (1,446,345)  (1,593,404)   (22,755,471)
                                     --------     ----------     -------   --------     --------     ----------
 Net increase.....................     327,608    $ 4,024,519   431,404   $6,152,403    2,471,775    $35,584,860
                                     ========     ==========     =======   ========     ========     ==========
19963
 Shares sold......................   2,718,701    $35,864,485        --           --    1,022,068    $11,561,802
 Shares issued in connection
 with merger (Note 9) ............   3,060,799     43,004,229        --           --           --             --
 Shares issued in reinvestment
 of distributions.................     441,472      5,734,067    14,422      174,445        4,873         51,414
 Shares redeemed..................  (4,264,622)   (56,489,807)       --           --     (272,680)    (3,088,817)
                                     --------     ----------     -------   --------     --------     ----------
 Net increase ....................   1,956,350    $28,112,974    14,422    $ 174,445      754,261    $ 8,524,399
                                     ========     ==========     =======   ========     ========     ==========

Class II Shares:
1997
 Shares sold .....................     476,121    $ 6,947,138
 Shares issued in reinvestment
  of distributions................      38,768        539,298
 Shares redeemed..................    (117,318)    (1,719,845)
                                     --------     ----------
 Net increase.....................     397,571    $ 5,766,591
                                     ========     ==========
1996
 Shares sold......................     213,747    $ 2,887,409
 Shares issued in reinvestment
 of distributions.................       2,918         39,000
 Shares redeemed..................     (25,211)      (350,820)
                                     --------     ----------
 Net increase ....................     191,454    $ 2,575,589
                                     ========     ==========





4. TRUST SHARES (cont.)
                                       Franklin Natural
                                        Resources Fund
                                       -----------------
                                     Shares      Amount
                                     ------     --------
Advisor Class Shares:
19975
 Shares sold .....................   147,426   $2,125,208
 Shares redeemed..................   (67,630)    (976,233)
                                     ------     --------
 Net increase.....................    79,796   $1,148,975
                                     ======     ========
                                                              Franklin Small Cap           Franklin Strategic
                                                                  Growth Fund                  Income Fund
                                                            -----------------------        -------------------
                                                            Shares         Amount         Shares       Amount
                                                           ---------    ------------     --------    ----------
Class I Shares:
1997
 Shares sold ..........................................   53,625,870   $1,076,021,349   2,512,297    $27,651,501
 Shares issued in reinvestment of distributions .......    1,361,841       27,277,285     157,746      1,730,372
 Shares redeemed ......................................  (21,003,120)    (421,360,818)   (668,531)    (7,335,500)
                                                           ---------    ------------     --------    ----------
 Net increase .........................................    33,984,591   $ 681,937,816   2,001,512    $22,046,373
                                                           =========    ============     ========    ==========
1996
 Shares sold...........................................    24,446,021   $ 427,099,162     570,808    $ 6,028,449
 Shares issued in reinvestment of distributions........       777,839      12,787,321      69,168        724,303
 Shares redeemed.......................................    (6,926,491)   (120,212,018)    (92,840)      (983,322)
                                                           ---------    ------------     --------    ----------
 Net increase..........................................    18,297,369   $ 319,674,465     547,136    $ 5,769,430
                                                           =========    ============     ========    ==========

Class II Shares:
1997
 Shares sold ..........................................    7,092,087    $ 141,500,263
 Shares issued in reinvestment of distributions........       141,513       2,814,592
 Shares redeemed ......................................      (674,976)    (13,387,839)
                                                           ---------    ------------
 Net increase .........................................     6,558,624   $ 130,927,016
                                                           =========    ============
19964
 Shares sold...........................................     1,260,870    $ 22,241,934
 Shares issued in reinvestment of distributions........         9,174         151,637
 Shares redeemed.......................................       (44,275)       (771,719)
                                                           ---------    ------------
 Net increase..........................................     1,225,769    $ 21,621,852
                                                           =========    ============

Advisor Class Shares:
19975
 Shares sold ..........................................    1,065,131     $ 22,124,188
 Shares issued in reinvestment of distributions........           --               --
 Shares redeemed.......................................      (75,501)      (2,163,109)
                                                           ---------    ------------
 Net increase..........................................      989,630     $ 19,961,079
                                                           =========    ============

1For the Blue Chip Fund, for the period June 3, 1996 (effective date) to
April 30, 1997.
2For the California Growth Fund and the Global Health Care Fund, for the period September 3, 1996 (effective date) to April 30, 1997.
3For the Natural Resources Fund, for the period June 5, 1995 (effective date)
 to April 30, 1996.
4For the Small Cap Growth Fund, for the period October 1, 1995 (effective date)
 to April 30, 1996.
5For the Natural  Resources Fund and the Small Cap Growth Fund, for the period
  January 2, 1997  (effective  date) to April 30, 1997.

5. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended April 30, 1997 were as follows:

                                             Franklin     Franklin California  Franklin Global    Franklin Global
                                          Blue Chip Fund*     Growth Fund     Health Care Fund    Utilities Fund
                                            ----------       ------------        -----------        -----------
Purchases...............................     $4,961,310       $256,631,809        $173,705,479       $79,803,217
Sales...................................      $ 340,553       $ 65,076,899        $ 97,374,416       $87,565,509

                                          Franklin MidCap  Franklin Natural  Franklin Small Cap Franklin Strategic
                                            Growth Fund     Resources Fund       Growth Fund        Income Fund
                                            ----------        -----------       ------------       ------------
Purchases...............................    $10,433,410        $46,354,623      $1,125,841,286       $36,119,427
Sales...................................    $ 7,203,907        $11,480,880       $ 402,189,958       $21,281,052

*For the period June 3, 1996 (effective date) to April 30, 1997.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed daily based on the average net assets of each fund, except the Blue Chip Fund and the MidCap Growth Fund, as follows:

 Annualized Fee Rate    Average Daily Net Assets
 -------------          ----------------------------------
      0.625%            First $100 million
      0.500%            Over $100 million, up to and including $250 million
      0.450%            Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under the terms of a separate management agreement with the Blue Chip Fund, Advisers receives fees computed daily based on the average net assets as follows:

Annualized Fee Rate    Average Daily Net Assets
-------------          --------------------------------
     0.750%            First $500 million
     0.625%            Over $500 million, up to and including $1 billion
     0.500%            Over $1 billion

Under the terms of a separate management agreement with the MidCap Growth Fund, Advisers receives fees computed daily at the annual rate of 0.650% of the Fund's average net assets.

Under a subadvisory agreement with Advisers, Templeton Investment Council, Inc. (TICI or the Subadvisor) provides services to the Strategic Income Fund, and receives from Advisers fees computed daily based on the average net assets as follows:

Annualized Fee Rate    Average Daily Net Assets
-------------          ----------------------------------
     0.3125%           First $100 million
     0.2500%           Over $100 million, up to and including $250 billion
     0.2250%           Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management Agreement: (cont.)

Advisers agreed in advance to waive management fees and assume payments of other expenses for the Blue Chip Fund, the Natural Resources Fund, and the Strategic Income Fund as noted in the Statements of Operations for the year ended April 30, 1997.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the year ended April 30, 1997, aggregated $1,704,195 all of which was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the California Growth Fund, the Global Health Care Fund, the Global Utilities Fund, the Small Cap Growth Fund, and the Strategic Income Fund, reimburse Franklin/Templeton Distributors, Inc. (Distributors) in an amount up to 0.25% per annum for Class I and 1.0% per annum for Class II, if applicable, of the Fund's average daily net assets, while the Blue Chip Fund, the MidCap Growth Fund, and the Natural Resources Fund reimburse Distributors up to 0.35% per annum of the Fund's average daily net assets, for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $3,759,755 for the year ended April 30, 1997.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors and the amounts paid to other dealers and any applicable contingent deferred sales charges (CDSC) for the year ended April 30, 1997 were as follows:

                                              Franklin     Franklin California  Franklin Global    Franklin Global
                                           Blue Chip Fund      Growth Fund     Health Care Fund    Utilities Fund
                                             ----------        -----------        -----------       ----------
Total commissions received
 including CDSC........................          $76,980         $4,836,624         $3,331,378          $456,380
Paid to other dealers..................          $68,224         $4,739,869         $3,108,918          $495,919
CDSC...................................               --            $ 1,701                 --           $ 4,607

                                           Franklin MidCap  Franklin Natural  Franklin Small CapFranklin Strategic
                                             Growth Fund     Resources Fund       Growth Fund       Income Fund
                                             ----------        -----------       ------------      ------------
Total commissions received
 including CDSC........................         $140,519           $742,239        $11,056,311          $330,506
Paid to other dealers..................         $127,457           $673,860        $12,389,480          $319,485
CDSC...................................               --                 --           $ 33,425                --




6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

d. Other Affiliates and Related Party and Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, FT Services, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc. (Resources).

At April 30, 1997, Resources owned 39% of the Blue Chip Fund, 63% of the MidCap Growth Fund, and 20% of the Strategic Income Fund.


7. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Funds may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Funds value these restricted securities as disclosed in Note 1(a). At April 30, 1997, the Funds held restricted securities as follows:

                                                                            Acquisition
Fund                      Shares    Security                                   Date         Cost         Value
----------------          -------   ----------------------------             --------     --------     ---------
California Growth Fund         48   Lynx Therapeutics, Inc. ..............    10/19/92        $ 326           --
California Growth Fund    243,333   Pacific Retail Trust .................    08/30/96   $2,773,192   $2,919,996
Natural Resources Fund  1,313,000   Austral Coal Holdings.................    02/04/97    $ 450,907    $ 460,774

8. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

Investments in portfolio issuers, 5% or more of whose outstanding voting securities are held by any of the Funds, are defined in the Investment Company Act of 1940 as affiliated issuers. The Global Health Care Fund and the Small Cap Growth Fund had investments in such affiliated issuers at April 30, 1997 as follows:


                                    Balance of     Gross        Gross   Balance of                 Dividend Income
                                    Shares Held   Purchases   Sales and Shares Held      Value      May 1, 1996 -
Name of Issuer:                   April 30, 1996and AdditionsReductionsApril 30, 1997April 30, 1997April 30, 1997
--------------------------           --------     ---------    -------   --------     ----------     ----------
Franklin Global Health Care Fund:
 CIMA Labs, Inc. .................      --          575,000      --         575,000   $ 2,875,000        --
 Penederm, Inc. ..................    175,000       235,000      --         410,000     4,407,500        --
                                                                                      ----------     ----------
      Total Affiliated Issuers                                                        $ 7,282,500        --
                                                                                      ==========     ==========
Franklin Small Cap Growth Fund:
 Amisys Managed Care Systems......      --          485,000      --         485,000   $ 9,093,750        --
 Cannondale Corp. ................      --          509,300      --         509,300     9,931,350        --
 Consolidated Cigar Holdings, Inc.                       --   599,100        25,100       574,000    13,202,000   --
 Gibraltar Steel Corp. ...........      --          663,800      --         663,800    16,263,100        --
 OrthoLogic Corp. ................      --        1,250,000      --       1,250,000     7,187,500        --
 Penederm, Inc. ..................     76,000       455,200      --         531,200     5,710,400        --
 Rural Cellular Corp., Class A ...    105,200       422,800      --         528,000     5,016,000        --
 Serologicals Corp. ..............      --          738,900      --         738,900    11,914,763        --
 Spectralink Corp. ...............    340,000       710,000      --       1,050,000     3,675,000        --
 Transitions Systems, Inc. .......    275,000       700,000      --         975,000    11,700,000        --
 Western Wireless Corp., Class A .      --        1,094,800      --       1,094,800    11,221,700        --
                                                                                      ----------     ----------
      Total Affiliated Issuers                                                       $104,915,563         --
                                                                                      ==========     ==========

9. ACQUISITION OF TEMPLETON GLOBAL UTILITIES, INC.

On March 29, 1996, the Franklin Global Utilities Fund acquired all of the net assets of Templeton Global Utilities, Inc. pursuant to a plan of reorganization approved by the shareholders of the Templeton Global Utilities, Inc. on February 20, 1996. The acquisition was accomplished by a tax-free exchange of the Franklin Global Utilities Fund Class I shares for all the net assets of Templeton Global Utilities, Inc. which is accounted for as a pooling-of-interests without restatement for financial reporting purposes.

The selected financial information and shares outstanding for the funds, immediately before and after the acquisition were as follows:


                                                                             Net Asset
                                                                               Value      Shares       Exchange
                                                              Net Assets     Per Share  Outstanding      Ratio
                                                              ----------      -------    --------      --------
Templeton Global Utilities, Inc. .........................   $ 43,004,229     $13.64     3,153,664    0.97055337
Franklin Global Utilities Fund Class I ...................   $127,733,178     $14.05     9,091,186
Combined..................................................  $170,737,407      $14.05    12,151,985

The undistributed net investment income, accumulated net realized gain and the unrealized appreciation on investments for Franklin Global Utilities Fund before the acquisition were $888,768, $4,214,505 and $9,595,151, respectively. The unrealized appreciation on investments for Templeton Global Utilities Fund before acquisition was $7,807,292.


10. CREDIT RISK AND DEFAULTED SECURITIES

There are certain credit risks, foreign currency exchange risk, or event risk due to the manner in which certain Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors.

At April 30, 1997, the Franklin Strategic Income Fund held one defaulted security with a value of $139,500 representing 0.40% of the Fund's net assets. For more information as to the specific security, see the accompanying Statement of Investments in Securities and Net Assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.


11. SUBSEQUENT EVENTS

On May 13, 1997, the Board declared distributions per share as follows:

                                                                    From Net
                                                                   Investment
                                        Record Date  Payment Date    Income
                                         --------      ---------     -------
Franklin California Growth Fund
 Class I ............................     6/12/97       6/30/97       .074
 Class II ...........................     6/12/97       6/30/97       .0291
Franklin Global Utilities Fund
 Class I ............................     6/12/97       6/30/97       .229
 Class II ...........................     6/12/97       6/30/97       .1806
Franklin Natural Resources Fund
 Class I ............................     6/12/97       6/30/97       .076
 Advisor Class ......................     6/12/97       6/30/97       .0985
Franklin Strategic Income Fund
 Class I ............................     5/30/97       6/13/97       .075


12. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period by Fund are as follows:




                 Per Share Operating Performance                                 Ratios/Supplemental Data
         -----------------------------------------------                       -----------------------------
          Net            Net      Total   Distri- Distri-                                          Ratio of Net
         Asset   Net   Realized & From    butions butions           Net            Net    Ratio of  Investment
       Value at Invest-Unrealized Invest-From Net From             Asset          Assets   Expenses   Income              Average
 Year   Begin-   ment    Gain     ment    Invest- Realized Total  Value at        at End   to Aver-  (Loss) to  Portfolio   Com-
 Ended  ning of Income (Loss)on   Oper-    ment   Capital  Distri- End of  Total of Period age Net   Average    Turnover   mission
Apr 30, Period (Loss)Securities  ations  Income   Gains    butions Period Return*(in 000's)Assets++ Net Assets   Rate       Rate+

Franklin Blue Chip Fund:
Class I Shares:
19975  $10.00   $.09  $ .821    $ .911   $(.061)   $--    $(.061) $10.85   9.14% $ 5,600    1.25%**  1.07%**  11.14%    0.0525
Franklin California Growth Fund:
Class I Shares:
1993     9.87    .12     .340     .460    (.120)   --      (.120) 10.21    4.72    3,412   --        1.23     38.28       --
1994    10.21    .14    2.425    2.565    (.145) (.580)    (.725) 12.05   25.55    4,646     .09     1.16    135.12       --
1995    12.05    .16    3.043    3.203    (.124)(1.099)   (1.223) 14.03   29.09   13,844     .25     1.63     79.52       --
1996    14.03    .20    6.032    6.232    (.227)(1.775)   (2.002) 18.26***47.42   81,175     .71     1.42     61.82      .0536
1997    18.26    .13    1.510    1.640    (.122) (.428)    (.550) 19.35    8.94  282,898    1.08      .84     44.81      .0544
Class II Shares:
19977   18.05    .05    1.646    1.696    (.048) (.428)    (.476) 19.27    9.32   24,556    1.86**    .05**   44.81      .0544
Franklin Global Health Care Fund:
Class I Shares:
1993     8.84    .09     .037     .127    (.087)--         (.087)  8.88    1.41    3,422   --        1.13     62.74       --
1994     8.88    .07    1.856    1.926    (.078) (.298)    (.376) 10.43   21.93    5,795     .10      .68    110.82       --
1995    10.43    .08    1.560    1.640    (.061) (.559)    (.620) 11.45   16.33   12,906     .25      .80     93.79       --
1996    11.45    .11    8.955    9.065    (.124)(1.051)   (1.175) 19.34***82.78  108,914     .73      .50     54.78      .0709
1997    19.34   (.06)  (2.753)  (2.813)   (.037) (.380)   (.417) 16.11  (14.71) 150,653    1.14     (.39)    73.17      .0368
Class II Shares:
19977   17.37   (.07)   (.850)   (.920)  --      (.380)    (.380) 16.07   (5.47)  10,099    1.92**  (1.29)**  73.17      .0368
Franklin Global Utilities Fund:
Class I Shares:
19931   10.00    .22    1.270    1.490    (.130)--         (.130) 11.36   18.08   14,227   --        3.89**   --          --
1994    11.36    .30    1.280    1.580    (.299) (.042)    (.341) 12.60   14.04  124,188     .84     2.95     16.28       --
1995    12.60    .42    (.067)    .353    (.365) (.358)    (.723) 12.23    3.17  119,250    1.12     3.47     16.65       --
1996    12.23    .37    2.395    2.765    (.391) (.324)    (.715) 14.28   23.27  167,225    1.04     2.85     50.51      .0313
1997    14.28    .42    1.351    1.771    (.383)(1.208)   (1.591) 14.46   12.94  174,023    1.00     2.82     47.55      .0150
Class II Shares:
1996    12.23    .37    2.322    2.692    (.358) (.324)    (.682) 14.24   22.63    2,727    1.81     2.10     50.51      .0313
1997    14.24    .32    1.328    1.648    (.310)(1.208)   (1.518) 14.37   12.04    8,467    1.77     1.98     47.55      .0150
Franklin MidCap Growth Fund:
Class I Shares:
19946   10.00    .15     .014     .164    (.079) (.035)    (.114) 10.05    1.62    5,079   --        2.21**   70.53       --
1995    10.05    .21     .769     .979    (.204) (.015)    (.219) 10.81   10.06    5,591   --        2.12    163.54       --
1996    10.81    .18    3.585    3.765    (.208) (.127)    (.335) 14.24   35.40    7,575     .16     1.42    102.65      .0467
1997    14.24   (.02)    .933     .913    (.050)(1.763)   (1.813) 13.34*** 6.31   12,853    1.07     (.22)    76.35      .0550
Franklin Natural Resources Fund:
Class I Shares:
19963   10.00    .08    3.217    3.297    (.063) (.094) (.157) 13.14   33.36    9,909     .99**   1.16**   59.04      .0517
1997    13.14    .09    1.254    1.344    (.092) (.322) (.414) 14.07   10.23   45,386     .98      .72     46.31      .0331
Advisor Class Shares:
19978   14.66    --     (.59)    (.59)   --     --     --      14.07   (4.02)   1,123     .64**   1.03**   46.31      .0331

12. FINANCIAL HIGHLIGHTS (cont.)

                 Per Share Operating Performance                                 Ratios/Supplemental Data
         -----------------------------------------------                       -----------------------------
          Net            Net      Total   Distri- Distri-                                          Ratio of Net
         Asset   Net   Realized & From    butions butions           Net            Net    Ratio of  Investment
       Value at Invest-Unrealized Invest-From Net From             Asset          Assets   Expenses   Income              Average
 Year   Begin-   ment    Gain     ment    Invest- Realized Total  Value at        at End   to Aver-  (Loss) to  Portfolio   Com-
 Ended  ning of Income (Loss)on   Oper-    ment   Capital  Distri- End of  Total of Period age Net   Average    Turnover   mission
Apr 30, Period (Loss)Securities  ations  Income   Gains    butions Period Return*(in 000's)Assets++ Net Assets   Rate       Rate+
Class I Shares:
1993   $ 9.58   $.07   $ .657 $ .727   $(.087)   $--$     (.087)  $10.22    7.66% $ 6,026  --%         .84%    63.15%       --
1994    10.22    .03    2.944  2.974    (.043) (.401)     (.444)   12.75   29.26   23,915     .30      .24     89.60        --
1995    12.75    .03    3.138  3.168    (.021) (.997)     (1.018)  14.90   27.05   63,010     .69      .25    104.84        --
1996    14.90    .01    6.230  6.240    (.014)(1.376)     (1.390)  19.75   44.06  444,912     .97      .09     87.92      .0505
1997    19.75    .03     .044   .074    (.067) (.797)     (.864)   18.96***  .141,071,352     .92      .10     55.27      .0499
Class II Shares:
19964   17.94   (.03)   2.714  2.684   --      (.964)     (.964)   19.66   15.98   24,102    1.76**   (.69)**  87.92      .0505
1997    19.66   (.05)   (.033) (.083)  --      (.797)     (.797)   18.78*** (.65) 146,164    1.69     (.70)    55.27      .0499
Advisor Class Shares:
19978   20.48    .01   (1.52) (1.51)   --        --         --     18.97   (7.37)  18,777     .69**    .30**   55.27      .0499
Franklin Strategic Income Fund:
Class I Shares:
19952   10.00    .70     .154   .854    (.674)   --      (.674)    10.18    8.94    6,736     .25**   7.93**   68.43        ---
1996    10.18    .85     .670  1.520    (.823) (.107)    (.930)    10.77   15.59   13,022     .25     8.53     73.95      .0514
1997    10.77    .93     .385  1.315    (.956) (.269)   (1.225)    10.86   12.64   34,864     .23     8.60    114.26      .0500


1For the period July 2, 1992 (effective date) to April 30, 1993.

2For the period May 24, 1994 (effective date) to April 30, 1995.

3For the period June 5, 1995 (effective date) to April 30, 1996.

4For the period October 1, 1995 (effective date) to April 30, 1996.

5For the period June 3, 1996 (effective date) to April 30, 1997.

6For the period August 17, 1993 (effective date) to April 30, 1994.

7For the period September 3, 1996 (effective date) to April 30, 1997.

8For the period January 2, 1997 (effective date) to April 30, 1997.

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994 dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of Rule 12b-1 distribution plans for Class I shares, the sales charge on reinvested dividends was eliminated. The total return may differ from that reported in the Manager's Discussion due to differences between the net asset values quoted and the net asset values calculated for financial reporting purposes.

**Annualized.

***The net asset value differs from the net asset value used to process shareholder activity as of the reporting date, which does not include market adjustment for portfolio trades made on that date. These adjustments are generally accounted for on the day following the trade date.

+Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

++During the periods indicated, Advisers agreed in advance to waive a portion or all of their management fees and made payments of other expenses incurred by the Funds. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:

                                       Ratio of expenses
                                     to average net assets
Franklin Blue Chip Fund
 Class I Shares
 19975................................       2.22%**
Franklin California Growth Fund
 Class I Shares
 1993.................................       1.99%
 1994.................................       1.89
 1995.................................       1.27
 1996.................................       1.09
Franklin Global Health Care Fund
 Class I Shares
 1993.................................       2.16%
 1994.................................       1.74
 1995.................................       1.37
 1996.................................       1.16
Franklin Global Utilities Fund
 Class I Shares
 19931................................       1.51%**
 1994.................................       1.28
Franklin MidCap Growth Fund
 Class I Shares
 1994.................................        .91%**
 1995.................................        .98
 1996.................................        .96

                                       Ratio of expenses
                                     to average net assets
Franklin Natural Resources Fund
 Class I Shares
 1996.................................       1.77%
 1997.................................       1.31
Franklin Natural Resources Fund
 Advisor Class Shares
 19978................................        .86%**
Franklin Small Cap Growth Fund
 Class I Shares
 1993.................................       1.95%
 1994.................................       1.58
 1995.................................       1.16
 1996.................................       1.00
Franklin Strategic Income Fund
 Class I Shares
 19952................................       1.38%**
 1996.................................       1.08
 1997.................................       1.05

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage of ordinary income dividends paid (including short-term capital gain distributions, if any) as income qualifying for the dividends received deduction for the fiscal year ended April 30, 1997.

Franklin Blue Chip Fund .......................................   59.51%
Franklin California Growth Fund ...............................   30.26%
Franklin Global Health Care Fund ..............................    6.43%
Franklin Global Utilities Fund ................................   41.38%
Franklin MidCap Growth Fund ...................................    6.74%
Franklin Natural Resources Fund ...............................   14.25%
Franklin Small Cap Growth Fund ................................    5.55%
Franklin Strategic Income Fund ................................    4.63%

FRANKLIN STRATEGIC SERIES

Report of Independent Accountants



To the Shareholders and Board of Trustees of Franklin Strategic Series:

We have audited the accompanying statements of assets and liabilities of each of the eight funds comprising the Franklin Strategic Series, including each Fund's statement of investments in securities and net assets, as of April 30, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of April 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the eight funds comprising the Franklin Strategic Series as of April 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

San Francisco, California

June 10, 1997

Franklin Strategic Series Annual Report April 30, 1997.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a)OF REGULATION S-T)


GRAPHIC MATERIAL (1)

The following line graph demonstrates the daily fluctuations of the Dow Jones Industrial Average from 4/30/96 to 4/30/97.


PERIOD ENDING                 DJIA

4/30/96                       5569.080
5/01/96                       5575.220
5/02/96                       5498.270
5/03/96                       5478.030
5/06/96                       5464.310
5/07/96                       5420.950
5/08/96                       5474.060
5/09/96                       5475.140
5/10/96                       5518.140
5/13/96                       5582.600
5/14/96                       5624.710
5/15/96                       5625.440
5/16/96                       5635.050
5/17/96                       5687.500
5/20/96                       5748.820
5/21/96                       5736.260
5/22/96                       5778.000
5/23/96                       5762.120
5/24/96                       5762.860
5/28/96                       5709.670
5/29/96                       5673.830
5/30/96                       5693.410
5/31/96                       5643.180
6/03/96                       5624.710
6/04/96                       5665.710
6/05/96                       5697.480
6/06/96                       5667.190
6/07/96                       5697.110
6/10/96                       5687.870
6/11/96                       5668.660
6/12/96                       5668.290
6/13/96                       5657.950
6/14/96                       5649.450
6/17/96                       5652.780
6/18/96                       5628.030
6/19/96                       5648.350
6/20/96                       5659.430
6/21/96                       5705.230
6/24/96                       5717.790
6/25/96                       5719.270
6/26/96                       5682.700
6/27/96                       5677.530
6/28/96                       5654.630
7/01/96                       5729.980
7/02/96                       5720.380
7/03/96                       5703.020
7/05/96                       5588.140
7/08/96                       5550.830
7/09/96                       5581.860
7/10/96                       5603.650
7/11/96                       5520.500
7/12/96                       5510.560
7/15/96                       5349.510
7/16/96                       5358.760
7/17/96                       5376.880
7/18/96                       5464.180
7/19/96                       5426.820
7/22/96                       5390.940
7/23/96                       5346.550
7/24/96                       5354.690
7/25/96                       5422.010
7/26/96                       5473.060
7/29/96                       5434.590
7/30/96                       5481.930
7/31/96                       5528.910
8/01/96                       5594.750
8/02/96                       5679.830
8/05/96                       5674.280
8/06/96                       5696.110
8/07/96                       5718.670
8/08/96                       5713.490
8/09/96                       5681.310
8/12/96                       5704.980
8/13/96                       5647.280
8/14/96                       5666.880
8/15/96                       5665.780
8/16/96                       5689.450
8/19/96                       5699.440
8/20/96                       5721.260
8/21/96                       5689.820
8/22/96                       5733.470
8/23/96                       5722.740
8/26/96                       5693.890
8/27/96                       5711.270
8/28/96                       5712.380
8/29/96                       5647.650
8/30/96                       5616.210
9/03/96                       5648.390
9/04/96                       5656.900
9/05/96                       5606.960
9/06/96                       5659.860
9/09/96                       5733.840
9/10/96                       5727.180
9/11/96                       5754.920
9/12/96                       5771.940
9/13/96                       5838.520
9/16/96                       5889.200
9/17/96                       5888.830
9/18/96                       5877.360
9/19/96                       5867.740
9/20/96                       5888.460
9/23/96                       5894.740
9/24/96                       5874.030
9/25/96                       5877.360
9/26/96                       5868.850
9/27/96                       5872.920
9/30/96                       5882.170
10/01/96                      5904.900
10/02/96                      5933.970
10/03/96                      5932.850
10/04/96                      5992.860
10/07/96                      5979.810
10/08/96                      5966.770
10/09/96                      5930.620
10/10/96                      5921.670
10/11/96                      5969.380
10/14/96                      6010.000
10/15/96                      6004.780
10/16/96                      6020.810
10/17/96                      6059.200
10/18/96                      6094.230
10/21/96                      6090.870
10/22/96                      6061.800
10/23/96                      6036.460
10/24/96                      5992.480
10/25/96                      6007.020
10/28/96                      5972.730
10/29/96                      6007.020
10/30/96                      5993.230
10/31/96                      6029.380
11/01/96                      6021.930
11/04/96                      6041.680
11/05/96                      6081.180
11/06/96                      6177.710
11/07/96                      6206.040
11/08/96                      6219.820
11/11/96                      6255.600
11/12/96                      6266.040
11/13/96                      6274.240
11/14/96                      6313.000
11/15/96                      6348.030
11/18/96                      6346.910
11/19/96                      6397.600
11/20/96                      6430.020
11/21/96                      6418.470
11/22/96                      6471.760
11/25/96                      6547.790
11/26/96                      6528.410
11/27/96                      6499.340
11/29/96                      6521.700
12/02/96                      6521.700
12/03/96                      6442.690
12/04/96                      6422.940
12/05/96                      6437.100
12/06/96                      6381.940
12/09/96                      6463.940
12/10/96                      6473.250
12/11/96                      6402.520
12/12/96                      6303.710
12/13/96                      6304.870
12/16/96                      6268.350
12/17/96                      6308.330
12/18/96                      6346.770
12/19/96                      6473.640
12/20/96                      6484.400
12/23/96                      6489.020
12/24/96                      6522.850
12/26/96                      6546.680
12/27/96                      6560.910
12/30/96                      6549.370
12/31/96                      6448.270
1/02/97                       6442.490
1/03/97                       6544.090
1/06/97                       6567.180
1/07/97                       6600.660
1/08/97                       6549.480
1/09/97                       6625.670
1/10/97                       6703.790
1/13/97                       6709.180
1/14/97                       6762.290
1/15/97                       6726.880
1/16/97                       6765.370
1/17/97                       6833.100
1/20/97                       6843.870
1/21/97                       6883.900
1/22/97                       6850.030
1/23/97                       6755.750
1/24/97                       6696.480
1/27/97                       6660.690
1/28/97                       6656.080
1/29/97                       6740.740
1/30/97                       6823.860
1/31/97                       6813.090
2/03/97                       6806.160
2/04/97                       6833.480
2/05/97                       6746.900
2/06/97                       6773.060
2/07/97                       6855.800
2/10/97                       6806.540
2/11/97                       6858.110
2/12/97                       6961.630
2/13/97                       7022.440
2/14/97                       6988.960
2/18/97                       7067.460
2/19/97                       7020.130
2/20/97                       6927.380
2/21/97                       6931.620
2/24/97                       7008.200
2/25/97                       7038.210
2/26/97                       6983.180
2/27/97                       6925.070
2/28/97                       6877.740
3/03/97                       6918.920
3/04/97                       6852.720
3/05/97                       6945.850
3/06/97                       6944.700
3/07/97                       7000.890
3/10/97                       7079.390
3/11/97                       7085.160
3/12/97                       7039.370
3/13/97                       6878.890
3/14/97                       6935.460
3/17/97                       6955.480
3/18/97                       6896.560
3/19/97                       6877.680
3/20/97                       6820.280
3/21/97                       6804.790
3/24/97                       6905.250
3/25/97                       6876.170
3/26/97                       6880.700
3/27/97                       6740.590
3/31/97                       6583.480
4/01/97                       6611.050
4/02/97                       6517.010
4/03/97                       6477.350
4/04/97                       6526.070
4/07/97                       6555.910
4/08/97                       6609.160
4/09/97                       6563.840
4/10/97                       6540.050
4/11/97                       6391.690
4/14/97                       6451.900
4/15/97                       6587.160
4/16/97                       6679.870
4/17/97                       6658.600
4/18/97                       6703.550
4/21/97                       6660.210
4/22/97                       6833.590
4/23/97                       6812.720
4/24/97                       6792.250
4/25/97                       6738.870
4/28/97                       6783.020
4/29/97                       6962.030
4/30/97                       7008.990


GRAPHIC MATERIAL (2)

This chart shows in pie format the portfolio breakdown of the fund's securities on April 30, 1997, based on total net assets.


Portfolio Breakdown on April 30, 1997

Electronic Technology               12.5%
Technology Services                 12.4%
Energy/Minerals                      8.3%
Real Estate                          6.4%
Utilities                            6.3%
Retail                               5.3%
Health Technology                    4.6%
Consumer Services                    4.1%
Semiconductors                       4.0%
Industrial Services                  2.5%
Other                               18.6%
Cash & Equivalents                  15.0%




GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin California Growth Fund Class I shares to that of the S&P 500 Stock Index and the Franklin California 250 Growth Index, based on a $10,000 investment from 10/30/91 to 4/30/97.


Period Ending     Fund              S&P500            Cal 250

            FRANKLIN CALIFORNIA   S&P 500 STOCK   FRANKLIN CA 250
   DATE    GROWTH FUND - CLASS I      INDEX        GROWTH INDEX
   ----    ---------------------      -----        ------------
 10/30/91          $9,550            $10,000          $10,000
 10/31/91          $9,550            $10,004          $10,000
 11/30/91          $8,861             $9,601          $9,185
 12/31/91          $9,845            $10,699          $10,285
 1/31/92          $10,548            $10,500          $11,084
 2/28/92          $10,683            $10,636          $11,254
 3/31/92           $9,960            $10,428          $10,511
 4/30/92           $9,517            $10,735          $10,078
 5/31/92           $9,546            $10,787          $10,140
 6/30/92           $8,953            $10,627          $9,563
 7/31/92           $9,215            $11,061          $9,883
 8/31/92           $8,808            $10,835          $9,455
 9/30/92           $8,914            $10,961          $9,539
 10/31/92          $9,341            $10,999          $10,068
 11/30/92         $10,176            $11,373          $11,000
 12/31/92         $10,386            $11,512          $11,285
 1/31/93          $10,718            $11,609          $11,701
 2/28/93          $10,279            $11,767          $11,220
 3/31/93          $10,396            $12,015          $11,332
 4/30/93           $9,966            $11,725          $10,906
 5/31/93          $10,689            $12,038          $11,728
 6/30/93          $10,665            $12,072          $11,693
 7/31/93          $10,419            $12,024          $11,725
 8/31/93          $11,117            $12,480          $12,301
 9/30/93          $11,578            $12,384          $12,587
 10/31/93         $11,735            $12,640          $12,769
 11/30/93         $11,706            $12,520          $12,610
 12/31/93         $12,211            $12,672          $12,991
 1/31/94          $12,751            $13,102          $13,432
 2/28/94          $12,917            $12,747          $13,321
 3/31/94          $12,627            $12,192          $12,557
 4/30/94          $12,513            $12,348          $12,506
 5/31/94          $12,585            $12,550          $12,459
 6/30/94          $12,218            $12,243          $11,905
 7/31/94          $12,658            $12,644          $12,299
 8/31/94          $13,493            $13,163          $13,458
 9/30/94          $13,592            $12,841          $13,402
 10/31/94         $14,053            $13,130          $13,669
 11/30/94         $14,097            $12,652          $13,269
 12/31/94         $14,230            $12,840          $13,455
 1/31/95          $14,218            $13,172          $13,782
 2/28/95          $15,208            $13,686          $14,477
 3/31/95          $15,784            $14,090          $15,087
 4/30/95          $16,152            $14,504          $15,576
 5/31/95          $16,797            $15,084          $16,039
 6/30/95          $17,927            $15,434          $17,203
 7/31/95          $19,454            $15,946          $18,645
 8/31/95          $19,895            $15,986          $19,036
 9/30/95          $20,384            $16,661          $19,425
 10/31/95         $20,420            $16,601          $18,991
 11/30/95         $21,064            $17,330          $19,750
 12/31/95         $21,008            $17,664          $19,511
 1/31/96          $21,255            $18,265          $19,684
 2/29/96          $21,973            $18,435          $20,405
 3/31/96          $22,155            $18,612          $20,106
 4/30/96          $23,824            $18,885          $22,130
 5/31/96          $24,359            $19,372          $22,815
 6/30/96          $23,627            $19,446          $21,267
 7/31/96          $22,227            $18,587          $19,536
 8/31/96          $23,614            $18,979          $21,098
 9/30/96          $25,132            $20,047          $22,732
 10/31/96         $25,446            $20,600          $22,715
 11/30/96         $27,290            $22,158          $24,246
 12/31/96         $27,401            $21,719          $24,539
 1/31/97          $27,844            $23,077          $25,858
 2/28/97          $27,066            $23,257          $24,747
 3/31/97          $25,498            $22,301          $23,462
 4/30/97          $25,940            $23,632          $23,541



GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin California Growth Fund Class II shares to that of the S&P 500 Stock Index and the Franklin California 250 Growth Index, based on a $10,000 investment from 9/3/96 to 4/30/97.


Period Ending     Fund        S&P500            Cal 250

               FRANKLIN                      FRANKLIN CA
           CALIFORNIA GROWTH S&P 500 STOCK   250 GROWTH
   DATE     FUND - CLASS II       INDEX         INDEX
  9/3/96        $9,901          $10,000       $10,000
 9/30/96        $10,520         $10,563       $10,774
 10/31/96       $10,641         $10,855       $10,766
 11/30/96       $11,407         $11,675       $11,492
 12/31/96       $11,446         $11,444       $11,631
 1/31/97        $11,619         $12,159       $12,256
 2/28/97        $11,289         $12,254       $11,729
 3/31/97        $10,627         $11,750       $11,120
 4/30/97        $10,707         $12,452       $11,158




GRAPHIC MATERIAL (5)

This chart shows in pie format the geographic distribution of the fund's securities on April 30, 1997, based on total net assets.


Geographic Distribution on April 30, 1997

United States                       52.1%
Asia                                16.3%
Europe                              12.3%
Latin America                       10.0%
United Kingdom                       2.6%
Cash & Equivalents                   6.7%


GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin Global Utilities Fund Class I shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 7/2/92 to 4/30/97.


Period Ending     Global Utilities  S&P500

      7/2/92              $9,551    $10,000
     7/31/92              $9,637    $10,409
     8/31/92              $9,618    $10,196
     9/30/92              $9,580    $10,315
    10/30/92              $9,656    $10,350
    11/30/92              $9,809    $10,702
    12/31/92             $10,076    $10,834
     1/29/93             $10,260    $10,925
     2/26/93             $10,646    $11,073
     3/31/93             $10,908    $11,307
     4/30/93             $10,985    $11,033
     5/31/93             $11,111    $11,328
     6/30/93             $11,283    $11,361
     7/30/93             $11,509    $11,315
     8/31/93             $12,245    $11,744
     9/30/93             $12,372    $11,654
    10/29/93             $12,951    $11,895
    11/30/93             $12,461    $11,782
    12/31/93             $13,243    $11,924
     1/31/94             $13,462    $12,330
     2/28/94             $12,756    $11,996
     3/31/94             $12,358    $11,473
     4/29/94             $12,527    $11,619
     5/31/94             $12,527    $11,810
     6/30/94             $12,040    $11,521
     7/29/94             $12,579    $11,899
     8/31/94             $12,870    $12,386
     9/30/94             $12,683    $12,084
    10/31/94             $12,787    $12,356
    11/30/94             $12,299    $11,906
    12/30/94             $12,079    $12,082
     1/31/95             $12,343    $12,395
     2/28/95             $12,449    $12,879
     3/31/95             $12,586    $13,259
     4/28/95             $12,924    $13,649
     5/31/95             $13,653    $14,195
     6/30/95             $13,588    $14,524
     7/31/95             $13,859    $15,006
     8/31/95             $13,686    $15,044
     9/29/95             $14,336    $15,678
    10/31/95             $14,358    $15,622
    11/30/95             $14,835    $16,308
    12/29/95             $15,396    $16,622
     1/31/96             $15,687    $17,188
     2/29/96             $15,709    $17,347
     3/29/96             $15,675    $17,514
     4/30/96             $15,932    $17,771
     5/31/96             $16,244    $18,230
     6/28/96             $16,524    $18,299
     7/31/96             $15,855    $17,490
     8/30/96             $16,331    $17,859
     9/30/96             $16,546    $18,865
    10/31/96             $16,965    $19,386
    11/29/96             $17,611    $20,851
    12/31/96             $17,708    $20,438
     1/31/97             $18,616    $21,716
     2/28/97             $18,529    $21,885
     3/31/97             $17,857    $20,986
     4/30/97             $17,994    $22,238



GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the Franklin Global Utilities Fund Class II shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 5/1/95 to 4/30/97.


Period Ending     Global Utilities        S&P500

      5/1/95           $9,902               $10,000
     5/31/95          $10,504               $10,400
     6/30/95          $10,449               $10,641
     7/31/95          $10,641               $10,995
     8/31/95          $10,507               $11,022
     9/29/95          $10,991               $11,487
    10/31/95          $11,008               $11,446
    11/30/95          $11,358               $11,948
    12/29/95          $11,825               $12,179
     1/31/96          $12,030               $12,593
     2/29/96          $12,039               $12,710
     3/29/96          $12,004               $12,832
     4/30/96          $12,193               $13,021
     5/31/96          $12,424               $13,357
     6/28/96          $12,628               $13,407
     7/31/96          $12,116               $12,815
     8/30/96          $12,472               $13,085
     9/30/96          $12,619               $13,822
    10/31/96          $12,932               $14,203
    11/29/96          $13,409               $15,277
    12/31/96          $13,480               $14,975
     1/31/97          $14,155               $15,911
     2/28/97          $14,089               $16,035
     3/31/97          $13,566               $15,376
     4/30/97          $13,661               $16,294




GRAPHIC MATERIAL (8)

This chart shows in pie format the portfolio breakdown of the fund's securities on April 30, 1997, based on total net assets.


Portfolio Breakdown on April 30, 1997

Technology Services                 10.4%
Energy                               9.3%
Semiconductors                       8.7%
Electronic Technology                8.0%
Utilities & Communication            6.4%
Financials                           6.2%
Health Technology                    6.0%
Consumer Services                    5.1%
Consumer Durables                    5.1%
Health Services                      4.9%
Other                               19.1%
Cash & Equivalents                  10.8%



GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the Franklin Small Cap Growth Fund Class I shares to that of the S&P 500 Stock Index and the Russell 2500 Index, based on a $10,000 investment from 2/14/92 to 4/30/97.


Period Ending     Fund        S&P500      Russell 2500

             FRANKLIN SMALL
              CAP GROWTH                    RUSSELL
    DATE     FUND - CLASS I S&P 500 INDEX  2500 INDEX
    ----     --------------         -----       -----
  2/14/92        $9,551        $10,000      $10,000
  2/29/92        $9,694        $10,067      $10,137
  3/31/92        $9,417         $9,871       $9,813
  4/30/92        $9,150        $10,161       $9,617
  5/31/92        $9,112        $10,211       $9,705
  6/30/92        $8,889        $10,059       $9,367
  7/31/92        $9,043        $10,470       $9,717
  8/31/92        $8,908        $10,255       $9,462
  9/30/92        $8,927        $10,375       $9,623
  10/31/92       $9,379        $10,411       $9,911
  11/30/92      $10,148        $10,765      $10,564
  12/31/92      $10,612        $10,897      $10,933
  1/31/93       $10,901        $10,988      $11,196
  2/28/93        $9,937        $11,138      $11,039
  3/31/93       $10,410        $11,373      $11,452
  4/30/93        $9,851        $11,098      $11,125
  5/31/93       $10,776        $11,394      $11,572
  6/30/93       $10,733        $11,427      $11,692
  7/31/93       $10,733        $11,381      $11,767
  8/31/93       $11,641        $11,813      $12,288
  9/30/93       $12,076        $11,722      $12,519
  10/31/93      $12,298        $11,964      $12,669
  11/30/93      $12,356        $11,851      $12,263
  12/31/93      $12,922        $11,994      $12,742
  1/31/94       $13,432        $12,402      $13,145
  2/28/94       $13,571        $12,066      $13,097
  3/31/94       $12,902        $11,540      $12,461
  4/30/94       $12,733        $11,687      $12,533
  5/31/94       $12,503        $11,879      $12,404
  6/30/94       $12,067        $11,588      $12,020
  7/31/94       $12,519        $11,968      $12,345
  8/31/94       $13,495        $12,459      $13,012
  9/30/94       $13,662        $12,155      $12,880
  10/31/94      $14,313        $12,428      $12,901
  11/30/94      $13,988        $11,976      $12,341
  12/31/94      $14,114        $12,153      $12,608
  1/31/95       $13,853        $12,468      $12,583
  2/28/95       $15,113        $12,954      $13,215
  3/31/95       $15,884        $13,336      $13,539
  4/30/95       $16,177        $13,728      $13,780
  5/31/95       $16,546        $14,278      $14,071
  6/30/95       $17,886        $14,609      $14,746
  7/31/95       $19,391        $15,094      $15,616
  8/31/95       $19,859        $15,132      $15,866
  9/30/95       $20,004        $15,770      $16,163
  10/31/95      $19,224        $15,713      $15,657
  11/30/95      $19,848        $16,403      $16,326
  12/31/95      $20,071        $16,720      $16,605
  1/31/96       $19,894        $17,288      $16,723
  2/29/96       $20,991        $17,449      $17,226
  3/31/96       $21,498        $17,617      $17,577
  4/30/96       $23,304        $17,875      $18,390
  5/31/96       $24,401        $18,337      $18,888
  6/30/96       $23,268        $18,406      $18,308
  7/31/96       $21,180        $17,593      $16,968
  8/31/96       $23,186        $17,964      $17,944
  9/30/96       $24,448        $18,975      $18,720
  10/31/96      $24,000        $19,499      $18,597
  11/30/96      $25,121        $20,973      $19,495
  12/31/96      $25,503        $20,558      $19,762
  1/31/97       $26,020        $21,843      $20,308
  2/28/97       $24,925        $22,013      $20,005
  3/31/97       $23,177        $21,108      $19,099
  4/30/97       $23,325        $22,369      $19,340





GRAPHIC MATERIAL (10)

The following line graph hypothetically compares the performance of the Franklin Small Cap Growth Fund Class II shares to that of the S&P 500 Stock Index and the Russell 2500 Index, based on a $10,000 investment from 10/2/95 to 4/30/97.


Period Ending     Fund        S&P500      Russell 2500


              FRANKLIN SMALL
                CAP GROWTH      S&P 500  RUSSELL 2500
    DATE      FUND - CLASS II    INDEX       INDEX
    ----      ---------------    -----       -----
  10/2/95         $9,899        $10,000     $10,000
  10/31/95        $9,636        $9,964      $9,687
  11/30/95        $9,938        $10,401     $10,101
  12/31/95        $10,050       $10,602     $10,273
  1/31/96         $9,961        $10,963     $10,346
  2/29/96         $10,500       $11,065     $10,658
  3/31/96         $10,749       $11,171     $10,875
  4/30/96         $11,643       $11,335     $11,378
  5/31/96         $12,188       $11,627     $11,686
  6/30/96         $11,614       $11,672     $11,327
  7/31/96         $10,565       $11,156     $10,498
  8/31/96         $11,554       $11,391     $11,102
  9/30/96         $12,182       $12,032     $11,582
  10/31/96        $11,945       $12,365     $11,506
  11/30/96        $12,490       $13,299     $12,062
  12/31/96        $12,670       $13,036     $12,227
  1/31/97         $12,923       $13,851     $12,564
  2/28/97         $12,369       $13,959     $12,377
  3/31/97         $11,494       $13,385     $11,816
  4/30/97         $11,562       $14,184     $11,965




GRAPHIC MATERIAL (11)


This chart shows in pie format the Portfolio Breakdown of the fund's securities on April 30, 1997, based on total net assets.


Portfolio Breakdown on April 30, 1997

Energy                              49.2%
Gold & Precious Metals              12.4%
Base Metals                          8.0%
Chemicals                            7.9%
Iron/Steel                           7.2%
Forest Products & Paper              5.2%
Service/Related Industries           2.8%
REITs                                1.8%
Cash & Equivalents                   5.5%



GRAPHIC MATERIAL (12)

This chart shows in pie format the Geographic Distribution of the fund's securities on April 30, 1997, based on total net assets.


Geographic Distribution on April 30, 1997

United States                       62.6%
Canada                              16.1%
Europe                               5.7%
Australia                            5.7%
Asia                                 2.2%
South America                        1.3%
Africa                               0.9%
Cash & Equivalents                   5.5%



GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the Franklin Natural Resources Fund Class I shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 6/5/95 to 4/30/97.


Period Ending     Fund              S&P500

                FRANKLIN NATURAL
    DATE     RESOURCES FUND - CLASS   S&P 500 INDEX
    ----               -------------          -----
                        I
   6/5/95            $9,551              $10,000
  6/30/95            $9,666              $10,193
  7/31/95            $9,857              $10,531
  8/31/95            $9,895              $10,558
  9/30/95            $9,828              $11,003
  10/31/95           $9,446              $10,964
  11/30/95           $9,914              $11,445
  12/31/95           $10,575             $11,666
  1/31/96            $11,089             $12,062
  2/29/96            $11,196             $12,175
  3/31/96            $11,894             $12,292
  4/30/96            $12,737             $12,472
  5/31/96            $12,970             $12,794
  6/30/96            $12,967             $12,843
  7/31/96            $12,111             $12,275
  8/31/96            $12,889             $12,534
  9/30/96            $13,346             $13,240
  10/31/96           $13,861             $13,605
  11/30/96           $14,687             $14,634
  12/31/96           $14,769             $14,344
  1/31/97            $15,168             $15,240
  2/28/97            $14,609             $15,359
  3/31/97            $13,980             $14,728
  4/30/97            $14,040             $15,607



GRAPHIC MATERIAL (14)

This chart shows in pie format the Portfolio Breakdown of the fund's securities on April 30, 1997, based on total net assets.


Portfolio Breakdown on April 30, 1997

Financial Services                  17.4%
Consumer Staples                    11.7%
Utilities & Telecommunications      10.7%
Services                             9.4%
Technology                           8.6%
Industrial Cyclicals                 7.9%
Energy                               6.7%
Healthcare                           6.5%
Consumer Durables                    5.8%
Retail                               3.2%
Cash & Equivalents                  12.1%



GRAPHIC MATERIAL (15)

This chart shows in pie format the Geographic Distribution of the fund's securities on April 30, 1997, based on total net assets.


Geographic Distribution on April 30, 1997

United States                       31.4%
Europe                              24.3%
Japan                               14.2%
Pacific Rim (excluding Japan)       11.4%
Latin America                        3.7%
Other                                2.9%
Cash & Equivalents                  12.1%




GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the Franklin Blue Chip Fund shares to that of the MSCI World Index, based on a $10,000 investment from 6/3/96 to 4/30/97.


Period Ending     Fund        MSCI World Index

   DATE    FRANKLIN BLUE CHIP FUND     MSCI WORLD INDEX
  6/3/96            $9,551                  $10,000
 6/30/96            $9,675                  $10,052
 7/31/96            $9,398                  $9,698
 8/31/96            $9,484                  $9,812
 9/30/96            $9,780                  $10,197
 10/31/96           $9,780                  $10,271
 11/30/96          $10,162                  $10,848
 12/31/96          $10,088                  $10,676
 1/31/97           $10,261                  $10,807
 2/28/97           $10,319                  $10,933
 3/31/97           $10,155                  $10,719
 4/30/97           $10,424                  $11,072



GRAPHIC MATERIAL (17)

This chart shows in pie format the Portfolio Breakdown of the fund's securities on April 30, 1997, based on total net assets.


Portfolio Breakdown on April 30, 1997

Oil & Gas                            8.2%
Electronic Components/Technology     6.9%
Finance                              6.6%
Technology Services                  6.2%
Gaming & Lodging                     6.1%
Commercial Services                  4.8%
Retail                               4.3%
Transportation                       4.0%
Leisure                              3.3%
Telecommunications                   3.1%
Cash & Equivalents                  16.2%
Other Industries                    30.3%



GRAPHIC MATERIAL (18)

The following line graph hypothetically compares the performance of the Franklin MidCap Growth Fund shares to that of the S&P MidCap 400 Index, based on a $10,000 investment from 6/1/96 to 4/30/97.


Period Ending     Fund        S&P MidCap 400

               FRANKLIN MIDCAP
   DATE     GROWTH FUND - CLASS I S&P MIDCAP 400 INDEX
  6/1/96           $9,550               $10,000
  6/30/96          $9,312                $9,850
  7/31/96          $8,635                $9,184
  8/31/96          $9,312                $9,714
  9/30/96          $9,936               $10,138
 10/31/96          $9,803               $10,167
 11/30/96          $10,579              $10,739
 12/31/96          $10,403              $10,751
  1/31/97          $10,823              $11,154
  2/28/97          $10,380              $11,063
  3/31/97          $9,810               $10,592
  4/30/97          $10,027              $10,866



GRAPHIC MATERIAL (19)

The following line graph hypothetically compares the performance of the Franklin MidCap Growth Fund shares to that of the S&P MidCap 400 Index, based on a $10,000 investment from 8/17/93 to 4/30/97.


Period Ending           Fund        S&P MidCap 400

             FRANKLIN MIDCAP GROWTH
    DATE         FUND - CLASS I     S&P MIDCAP 400 INDEX
    ----         --------------                ---------
  8/17/93            $9,551                $10,000
  8/31/93            $9,551                $10,187
  9/30/93            $9,914                $10,295
  10/31/93           $9,828                $10,329
  11/30/93           $9,542                $10,101
  12/31/93          $10,015                $10,569
  1/31/94           $10,237                $10,816
  2/28/94           $10,025                $10,662
  3/31/94            $9,581                $10,168
  4/30/94            $9,706                $10,244
  5/31/94            $9,571                $10,146
  6/30/94            $9,232                $9,797
  7/31/94            $9,507                $10,129
  8/31/94           $10,076                $10,660
  9/30/94            $9,821                $10,461
  10/31/94           $9,978                $10,575
  11/30/94           $9,585                $10,098
  12/31/94           $9,724                $10,191
  1/31/95            $9,784                $10,297
  2/28/95           $10,258                $10,836
  3/31/95           $10,466                $11,025
  4/30/95           $10,683                $11,247
  5/31/95           $10,960                $11,518
  6/30/95           $11,545                $11,986
  7/31/95           $12,233                $12,612
  8/31/95           $12,503                $12,845
  9/30/95           $12,792                $13,156
  10/31/95          $12,653                $12,818
  11/30/95          $13,052                $13,378
  12/31/95          $12,941                $13,345
  1/31/96           $13,155                $13,538
  2/29/96           $13,368                $13,999
  3/31/96           $13,480                $14,167
  4/30/96           $14,465                $14,599
  5/31/96           $14,760                $14,796
  6/30/96           $14,302                $14,574
  7/31/96           $13,262                $13,589
  8/31/96           $14,302                $14,373
  9/30/96           $15,260                $14,999
  10/31/96          $15,056                $15,043
  11/30/96          $16,249                $15,890
  12/31/96          $15,977                $15,907
  1/31/97           $16,623                $16,504
  2/28/97           $15,943                $16,368
  3/31/97           $15,067                $15,671
  4/30/97           $15,401                $16,077



GRAPHIC MATERIAL (20)

This chart shows in pie format the Geographic Distribution of the fund's securities on April 30, 1997, based on total net assets.


Geographic Distribution on April 30, 1997

United States                       73.9%
Switzerland                          4.1%
Israel                               2.5%
Sweden                               1.7%
France                               1.7%
Singapore                            1.4%
Mexico                               1.1%
Other Countries                      2.2%
Cash & Equivalents                  11.4%



GRAPHIC MATERIAL (21)

This chart shows in pie format the Portfolio Breakdown of the fund's securities on April 30, 1997, based on total net assets.


Portfolio Breakdown on April 30, 1997

Medical Technology & Supplies       17.8%
Specialty Pharmaceuticals           14.1%
Software & Information Systems      11.7%
Biotechnology                       10.7%
Pharmaceuticals                      7.4%
Post-Acute Providers                 6.2%
Miscellaneous                        4.0%
Nursing Homes                        4.0%
Physician Practice Management        3.7%
Managed Care                         3.4%
Hospital                             3.0%
Drug Distributors                    2.6%
Cash & Equivalents                  11.4%



GRAPHIC MATERIAL (22)

The following line graph hypothetically compares the performance of the Franklin Global Health Care Fund Class I shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 2/14/92 to 4/30/97.


Period Ending     Fund              S&P500

               FRANKLIN GLOBAL
             HEALTH CARE FUND -    S&P 500
    DATE           CLASS I          INDEX
  2/14/92          $9,551          $10,000
  2/28/92          $9,790          $10,065
  3/31/92          $9,083          $9,868
  4/30/92          $8,443          $10,158
  5/29/92          $8,663          $10,208
  6/30/92          $8,339          $10,056
  7/31/92          $8,896          $10,467
  8/31/92          $8,598          $10,253
  9/30/92          $8,407          $10,373
  10/30/92         $8,810          $10,408
  11/30/92         $9,453          $10,762
  12/31/92         $9,603          $10,894
  1/29/93          $9,603          $10,986
  2/26/93          $8,321          $11,135
  3/31/93          $8,417          $11,370
  4/30/93          $8,562          $11,095
  5/30/93          $8,996          $11,391
  6/30/93          $9,294          $11,424
  7/30/93          $8,801          $11,379
  8/31/93          $8,955          $11,810
  9/30/93          $9,178          $11,719
  10/29/93         $9,749          $11,961
  11/30/93         $10,049         $11,848
  12/31/93         $10,200         $11,991
  1/31/94          $11,211         $12,399
  2/28/94          $11,121         $12,063
  3/31/94          $10,550         $11,537
  4/29/94          $10,440         $11,685
  5/31/94          $10,560         $11,876
  6/30/94          $10,098         $11,585
  7/29/94          $10,546         $11,965
  8/31/94          $11,584         $12,456
  9/30/94          $11,777         $12,152
  10/31/94         $12,052         $12,425
  11/30/94         $11,940         $11,973
  12/30/94         $11,657         $12,150
  1/31/95          $11,721         $12,465
  2/28/95          $12,188         $12,951
  3/31/95          $12,729         $13,333
  4/28/95          $12,145         $13,725
  5/31/95          $12,506         $14,274
  6/30/95          $12,911         $14,605
  7/31/95          $14,107         $15,090
  8/31/95          $14,897         $15,128
  9/29/95          $15,773         $15,766
  10/31/95         $15,688         $15,709
  11/30/95         $16,467         $16,399
  12/29/95         $18,021         $16,716
  1/31/96          $19,352         $17,284
  2/29/96          $20,305         $17,445
  3/29/96          $21,051         $17,612
  4/30/96          $22,187         $17,871
  5/31/96          $22,543         $18,332
  6/28/96          $21,453         $18,402
  7/31/96          $18,511         $17,588
  8/30/96          $19,959         $17,960
  9/30/96          $21,556         $18,971
  10/31/96         $19,775         $19,494
  11/29/96         $20,235         $20,968
  12/31/96         $20,989         $20,553
  1/31/97          $21,670         $21,837
  2/28/97          $21,670         $22,008
  3/31/97          $19,802         $21,103
  4/30/97          $18,932         $22,363



GRAPHIC MATERIAL (23)

The following line graph hypothetically compares the performance of the Franklin Global Health Care Fund Class II shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 9/3/96 to 4/30/97.


Period Ending     Fund              S&P500

               FRANKLIN GLOBAL
             HEALTH CARE FUND -    S&P 500
    DATE          CLASS II          INDEX
   9/3/96          $9,897          $10,000
  9/30/96          $10,720         $10,563
  10/31/96         $9,823          $10,855
  11/29/96         $10,040         $11,675
  12/31/96         $10,417         $11,444
  1/31/97          $10,743         $12,159
  2/28/97          $10,738         $12,254
  3/31/97          $9,810          $11,750
  4/30/97          $9,286          $12,452



GRAPHIC MATERIAL (24)

This chart shows in pie format the portfolio breakdown of the fund's securities on April 30, 1997, based on total net assets.


Portfolio Breakdown on April 30, 1997

High Yield Corporate Bonds                      26.9%
International Bonds                             21.3%
Emerging Markets Bonds                          11.7%
Convertible Securities                           6.4%
Mortgage Securities                              4.7%
Preferred Stock (Non-Convertible)                3.7%
Convertible Preferred Stock                      2.5%
U.S. Government Bonds                            1.9%
Cash & Equivalents                              20.9%



GRAPHIC MATERIAL (25)

The following line graph hypothetically compares the performance of the Franklin Strategic Income Fund to that of the Salomon Brothers Non-U.S. World Government Bond Index, the Salomon Brothers High Yield Index, and the Composite Index, based on a $10,000 investment from 6/1/94 to 4/30/97.


Period Ending     Fund  SB Non-US   SB High     Comp Index

6/1/94           $9,579     $10,000    $10,000     $10,000
6/30/94          $9,492     $10,242    $10,011     $9,908
7/31/94          $9,617     $10,269    $10,109     $10,072
8/31/94          $9,761     $10,209    $10,166     $10,278
9/30/94          $9,808     $10,411    $10,139     $10,264
10/31/94         $9,825     $10,680    $10,141     $10,251
11/30/94         $9,793     $10,465    $10,030     $10,140
12/31/94         $9,746     $10,470    $10,142     $10,067
1/31/95          $9,753     $10,699    $10,288     $10,199
2/28/95          $10,023    $11,001    $10,631     $10,328
3/31/95          $10,182    $11,982    $10,741     $10,515
4/30/95          $10,435    $12,238    $10,994     $10,866
5/31/95          $10,731    $12,505    $11,321     $11,293
6/30/95          $10,780    $12,567    $11,402     $11,446
7/31/95          $11,007    $12,634    $11,539     $11,542
8/31/95          $11,035    $11,911    $11,610     $11,542
9/30/95          $11,180    $12,263    $11,745     $11,761
10/31/95         $11,273    $12,302    $11,843     $11,768
11/30/95         $11,366    $12,409    $11,951     $11,993
12/31/95         $11,566    $12,517    $12,141     $12,253
1/31/96          $11,771    $12,240    $12,320     $12,505
2/29/96          $11,779    $12,276    $12,396     $12,373
3/31/96          $11,864    $12,306    $12,334     $12,419
4/30/96          $12,062    $12,282    $12,330     $12,508
5/31/96          $12,228    $12,288    $12,399     $12,583
6/30/96          $12,281    $12,357    $12,495     $12,706
7/31/96          $12,289    $12,698    $12,576     $12,733
8/31/96          $12,526    $12,783    $12,707     $12,906
9/30/96          $12,938    $12,759    $13,004     $13,226
10/31/96         $13,063    $12,974    $13,154     $13,381
11/30/96         $13,419    $13,123    $13,406     $13,713
12/31/96         $13,538    $13,030    $13,512     $13,684
1/31/97          $13,679    $12,501    $13,614     $13,759
2/28/97          $13,759    $12,356    $13,845     $13,819
3/31/97          $13,443    $12,277    $13,702     $13,629
4/30/97          $13,587    $12,028    $13,800     $13,779